As filed with the Securities and Exchange Commission on April 15, 2014

Securities Act File No. 333-194283

1940 Act File No. 811-22923

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No. 1	☒
Post-Effective Amendment No. __	☐

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 2	☒

Infinity Core Alternative Fund

(Exact Name of Registrant as Specified in Charter)

c/o J.D. Clark & Co.

803 West Michigan Street

Milwaukee, WI 53233

(Address of Principal Executive Offices)

212-240-9721

(Registrant’s Telephone Number)

Victor Fontana

125 Maiden Lane

New York, NY 10038

(Name and Address of Agent for Service)

Copy to:

Joshua D. Deringer, Esq.

Drinker Biddle & Reath LLP

One Logan Square, Ste. 2000

Philadelphia, PA 19103-6996

215-988-2700

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE

OF THIS REGISTRATION STATEMENT.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☑

It is proposed that this filing will become effective (check appropriate box):

☑ when declared effective pursuant to section 8(c) under the Securities Act of 1933

If appropriate, check the following box:

☐     This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

☐     This Form is filed to register additional securities for an offering pursuant to Rule 462 (b) under the Securities Act and the Securities Act registration number of the earlier effective registration statement for the same offering is _______.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

		AMOUNT OF
TITLE OF SECURITIES	PROPOSED MAXIMUM	REGISTRATION
BEING REGISTERED	AGGREGATE OFFERING PRICE (1)	FEE (2)
Shares of Beneficial Interest	$250,000,000	$32,200
(1)	Estimated solely for purposes of calculating the registration fee pursuant to Rule 457 under the Securities Act of 1933.
(2)	Previously paid.

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SECTION 8(A), MAY DETERMINE.

INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO NOTIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

SUBJECT TO COMPLETION

Infinity Core Alternative FunD

PROSPECTUS

[_____________], 2014

Infinity Core Alternative Fund (the “Fund”) is a Maryland statutory trust registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”) as a non-diversified, closed-end management investment company and operates under an Agreement and Declaration of Trust (“Declaration of Trust”) dated August 15, 2013 (the “Declaration of Trust”). Vivaldi Asset Management, LLC serves as the investment adviser (the “Investment Manager”) of the Fund. Infinity Capital Advisors, LLC serves as sub-adviser to the Fund (the “Sub-Adviser” and, together with the Investment Manager, the “Advisers”). Each of the Advisers is an investment adviser registered with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended.

The investment objective of the Fund is to seek long-term capital growth. The Fund is a “fund of funds” that intends to invest primarily in general or limited partnerships, funds, corporations, trusts or other investment vehicles (collectively, “Investment Funds”) based primarily in the United States that invest or trade in a wide range of securities, and, to a lesser extent, other property and currency interests. The Fund may also make investments outside of Investment Funds to hedge exposures deemed too risky or outside the strategies employed by the Fund’s Investment Funds. Such investments could also be used to hedge a position in an Investment Fund that is locked-up or difficult to sell. Direct investments could include U.S. and foreign equity securities, debt securities, exchange-traded funds and derivatives related to such instruments, including futures and options thereon. The Fund cannot guarantee that its investment objective will be achieved or that its strategy of investing in the Investment Funds will be successful. SEE “PRINCIPAL RISK FACTORS” BEGINNING ON PAGE 12.

This prospectus (the “Prospectus”) applies to the offering of shares of beneficial interest (“Shares”) of the Fund. The Shares will be offered during an initial public offering period and in a continuous offering thereafter and will generally be offered as of the first business day of each calendar month or at such other times as may be determined by the Fund, in each case subject to any applicable sales charges and other fees, as described herein. The Shares will initially be issued at net asset value per Share. The Fund has registered $250,000,000 for sale under the registration statement to which this Prospectus relates. Shares of the Fund were previously privately offered pursuant to the exemption provided by Regulation D, promulgated under the Securities Act of 1933, as amended. No Shareholder will have the right to require the Fund to redeem its Shares.

This Prospectus concisely provides information that you should know about the Fund before investing. You are advised to read this Prospectus carefully and to retain it for future reference. Additional information about the Fund, including the Fund’s statement of additional information (“SAI”), dated [        ], has been filed with the SEC. While the Fund does not maintain a website, you may request a free copy of this Prospectus, the SAI, annual and semi-annual reports, when available, and other information about the Fund, and make inquiries without charge by writing to the Fund, c/o J.D. Clark & Co., 803 W. Michigan Street, Milwaukee, WI 53233, or by calling the Fund toll-free at 1.877.779.1999). The SAI is incorporated by reference into this Prospectus in its entirety. The table of contents of the SAI appears on page [42] of this Prospectus. You can obtain the SAI, annual and semi-annual reports of the Fund when available, and other information about the Fund, on the SEC’s website (http://www.sec.gov). The address of the SEC’s internet site is provided solely for the information of prospective investors and is not intended to be an active link.

Shares are an Illiquid Investment.

•	You should generally not expect to be able to sell your Shares (other than through the repurchase process), regardless of how we perform.
•	Although we intend to implement a Share repurchase program, only a limited number of Shares will be eligible for repurchase by us.
•	If you are permitted to sell your Shares to a third party rather than through the repurchase process, you may receive less than your purchase price.

•	We do not intend to list the Shares on any securities exchange and we do not expect a secondary market in the Shares to develop.
•	You should consider that you may not have access to the money you invest for an indefinite period of time.
•	An investment in the Shares is not suitable for you if you need foreseeable access to the money you invest.
•	Because you will be unable to sell your Shares or have them repurchased immediately, you will find it difficult to reduce your exposure on a timely basis during a market downturn.

Total Offering (1)

	Price to Public	Sales Charge (2)	Proceeds to Fund (3)
Total Maximum	Current Net Asset Value	3.00%	$250,000,000
Total Minimum	Current Net Asset Value	0.00%	$242,500,000

(1) Foreside Fund Services, LLC (the “Distributor”) acts as the principal underwriter of the Fund’s Shares on a best-efforts basis. The Shares are being offered through the Distributor and may also be offered through other brokers or dealers that have entered into selling agreements with the Distributor. The Investment Manager and/or its affiliates may make payments to selected affiliated or unaffiliated third parties (including the parties who have entered into selling agreements with the Distributor) from time to time in connection with the distribution of Shares and/or the servicing of Shareholders and/or the Fund. These payments will be made out of the Investment Manager’s and/or affiliates’ own assets and will not represent an additional charge to the Fund. The amount of such payments may be significant in amount and the prospect of receiving any such payments may provide such third parties or their employees with an incentive to favor sales of Shares of the Fund over other investment options. See “DISTRIBUTOR.” The Fund will sell Shares only to investors who certify that they are “Eligible Investors.” See “INVESTOR QUALIFICATIONS.” The minimum initial investment in the Fund by any investor is $25,000. However, the Fund, in its sole discretion, may accept investments below this minimum. Pending the closing of the initial public offering or any subsequent offering, funds received from prospective investors will be placed in an interest-bearing escrow account with UMB Bank, N.A., the Fund’s escrow agent. On the date of any closing, the balance in the escrow account with respect to each investor whose investment is accepted will be invested in the Fund on behalf of such investor. Any interest earned on escrowed amounts will be credited to the Fund. See “Fund Summary - The Offering.”

(2) Investments in the Fund are sold subject to a sales charge of up to 3.00% of the investment. For some investors, the sales charge may be waived or reduced. The full amount of the sales charges may be reallowed by the Distributor to brokers or dealers participating in the offering. Your financial intermediary may impose additional charges when you purchase Shares of a Fund. See “Fund Summary - The Offering.”

(3) The Fund’s initial offering expenses are described under “FUND FEES AND EXPENSES” below.

Neither the SEC nor any state securities commission has determined whether this Prospectus is truthful or complete, nor have they made, nor will they make, any determination as to whether anyone should buy these securities. Any representation to the contrary is a criminal offense.

You should not construe the contents of this Prospectus and the SAI as legal, tax or financial advice. You should consult with your own professional advisers as to legal, tax, financial, or other matters relevant to the suitability of an investment in the Fund.

You should rely only on the information contained in this Prospectus. The Fund has not authorized anyone to provide you with different information. You should not assume that the information provided by this Prospectus is accurate as of any date other than the date shown below.

THE FUNDS’ Principal underwriter IS FORESIDE FUND SERVICES, LLC.

The date of this Prospectus is [          ], 2014

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FUND SUMMARY

This is only a summary. This summary does not contain all of the information that investors should consider before investing in the Fund. Investors should review the more detailed information appearing elsewhere in this Prospectus and SAI, especially the information set forth under the heading “Principal Risk Factors.”

The Fund and the Shares

Infinity Core Alternative Fund (the “Fund”) is a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”) and organized as a Maryland business trust on August 15, 2013. Vivaldi Asset Management, LLC serves as the investment adviser (the “Investment Manager”) of the Fund. Infinity Capital Advisors, LLC serves as sub-adviser to the Fund (the “Sub-Adviser” and, together with the Investment Manager, the “Advisers”). The Advisers provide day-to-day investment management services to the Fund. The Fund is non-diversified, which means that under the Investment Company Act, it is not limited in the percentage of its assets that it may invest in any single issuer of securities. The Fund is an appropriate investment only for those investors who can tolerate a high degree of risk and do not require a liquid investment.

Prior to January 1, 2014, the Fund was taxed as a partnership. In connection with the Fund’s registration as an investment company under the Investment Company Act, however, the Fund intends to satisfy the diversification requirements necessary to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), which generally requires that, at the end of each quarter: (1) at least 50% of the Fund’s total assets are invested in (i) cash and cash items (including receivables), Federal Government securities and securities of other regulated investment companies; and (ii) securities of separate issuers, each of which amounts to no more than 5% of the Fund’s total assets (and no more than 10% of the issuer’s outstanding voting shares), and (2) no more than 25% of the Fund’s total assets are invested in (i) securities (other than Federal Government securities or the securities of other regulated investment companies) of any one issuer; (ii) the securities (other than the securities of other regulated investment companies) of two or more issuers which the taxpayer controls and which are engaged in the same or similar trades or businesses or (iii) the securities of one or more qualified publicly traded partnerships.

Investment Objective and Strategies	The investment objective of the Fund is long term capital growth. The Fund intends to invest primarily in general or limited partnerships, funds, corporations, trusts or other investment vehicles (“Investment Funds”) based primarily in the United States that invest or trade in a wide range of securities, and, to a lesser extent, other property and currency interests. There can be no assurance that the Fund will achieve its investment objective.

The Investment Manager	As Investment Manager, Vivaldi Asset Management, LLC provides day-to-day investment management services to the Fund. Its principal place of business is located at 1622 Willow Road – Suite 101, Northfield, Illinois 60093. The Investment Manager is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). As of February 26, 2014, approximately $462 million of assets were under the management of the Investment Manager and its affiliates.

The Sub-Adviser	As Sub-Adviser, Infinity Capital Advisors, LLC provides day-to-day investment management services to the Fund. The Sub-Adviser is registered as an investment adviser with the SEC under the Advisers Act. Its principal place of business is located at 1355 Peachtree Street, NE Suite 750 South Tower, Atlanta, GA 30309. As of January 31, 2014, approximately $230 million of assets were under the management of the Sub-Adviser and its affiliates.

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the Platform Manager	The Fund has retained Registered Fund Solutions, LLC (the “Platform Manager”) to provide it with certain services (“Program Services”), including coordinating and organizing meetings of the Fund's Board and facilitating communication between and among the service providers and professional firms that are engaged by the Fund (other than the Advisers). The Fund pays the Platform Manager a fee (“Platform Manager Fee”) at an annual rate of 0.08% on the first $150,000,000 and 0.05% on assets in excess of $150,000,0000, subject to an annual minimum of $2,083. Effective January 1, 2015, the Platform Manager Fee will be 0.10% on the first $150,000,000 and 0.05% on assets in excess of $150,000,000, subject to an annual minimum of $2,916.66. The Platform Manager Fee is payable monthly in arrears, based upon the Fund’s net assets as of month-end. The Platform Manager Fee is paid to the Platform Manager before giving effect to any repurchase of Shares in the Fund effective as of that date, and will decrease the net profits or increase the net losses of the Fund that are credited to its Shareholders.

Fund Administration	The Fund has retained J.D. Clark & Co. (the “Administrator”) to provide it with certain administrative services, including performing all actions related to the issuance and repurchase of Shares of the Fund. The Fund compensates the Administrator for these services and reimburses the Administrator for certain of its out-of-pocket expenses. See “—Fees and Expenses” below.

Fees and Expenses	The Fund bears its own operating expenses (including, without limitation, its offering expenses not paid by the Investment Manager). A more detailed discussion of the Fund’s expenses can be found under “FUND EXPENSES.”

Investment Management Fee. The Fund pays the Investment Manager a management fee (“Investment Management Fee”) at an annual rate of 1.25%, payable monthly in arrears, based upon the Fund’s net assets as of month-end. The Investment Management Fee is paid to the Investment Manager before giving effect to any repurchase of Shares in the Fund effective as of that date, and will decrease the net profits or increase the net losses of the Fund that are credited to its Shareholders. The Investment Manager pays the Sub-Adviser 50% of the Investment Management Fee it receives from the Fund.

Administration Fee. The Fund pays the Administrator a minimum monthly administration fee of $2,500, or $30,000 on an annualized basis (the “Administration Fees”). The Administration Fees are paid to the Administrator out of the assets of the Fund, and therefore decrease the net profits or increase the net losses of the Fund. The Fund also reimburses the Administrator for certain out-of-pocket expenses and pays the Administrator a fee for transfer agency services. See “ADMINISTRATION.”

The Investment Manager and the Sub-Adviser have entered into an expense limitation and reimbursement agreement (the “Expense Limitation and Reimbursement Agreement”) with the Fund, whereby the Investment Manager and the Sub-Adviser have jointly agreed to waive fees that they would otherwise have paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Total Annual Expenses (excluding taxes, interest, brokerage commissions, certain transaction-related expenses, extraordinary expenses, and any Acquired Fund Fees and Expenses) do not exceed 1.50% on an annualized basis (the “Expense Limit”). For a period not to exceed three years from the date on which a Waiver is made, the Investment Manager and/or Sub-Adviser may recoup amounts waived or assumed, provided they are able to effect such recoupment and remain in compliance with the Expense Limit. The Expense Limitation and Reimbursement Agreement has an initial three-year term, beginning as of the commencement of operations of the Fund. None of the Fund, the Investment Manager or the Sub-Adviser may terminate the Expense Limitation and Reimbursement Agreement during the initial three-year term. See “FUND EXPENSES.”

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Fees of Underlying Managers	As an investor in the Investment Funds, the Fund will indirectly bear asset-based fees and performance-based fees or allocations charged by the investment advisers to the Investment Funds (the “Underlying Managers”). Such fees and performance-based compensation are in addition to the fees that are charged by the Investment Manager to the Fund and allocated to the Fund. Generally, fees payable to Underlying Managers of the Investment Funds will range from 1.50% to 3% (annualized) of the average NAV of the Fund’s investment. In addition, certain Underlying Managers charge an incentive allocation or fee generally ranging from 15% to 35% of an Investment Fund’s net profits, although it is possible that such ranges may be exceeded for certain Underlying Managers. Moreover, an investor in the Fund bears a proportionate share of the expenses of the Fund.

Investor Qualifications	Each prospective investor in the Fund will be required to certify that it is an “accredited investor” within the meaning of Rule 501 under the Securities Act of 1933, as amended (the “Securities Act”). The criteria for qualifying as an “accredited investor” are set forth in the investor application that must be completed by each prospective investor. Investors who meet such qualifications are referred to in this Prospectus as “Eligible Investors.” Existing Shareholders who request to purchase additional Shares (other than in connection with the DRIP (as defined below)) will be required to qualify as Eligible Investors and to complete an additional investor application prior to the additional purchase.

The Offering	The minimum initial investment in the Fund by any investor is $25,000, and the minimum additional investment in the Fund by any Shareholder is $10,000. However, the Fund, in its sole discretion, may accept investments below these minimums.

Subsequent to the initial public offering of the Fund, Shares will generally be offered for purchase as of the first day of each calendar month, except that Shares may be offered more or less frequently as determined by the Board of Trustees of the Fund (the “Board”) in its sole discretion. Once a prospective investor’s purchase order is received, a confirmation is sent to the investor. Potential investors should send subscription funds by wire transfer pursuant to instructions provided to them by the Fund.

Subscriptions are generally subject to the receipt of cleared funds on or prior to the acceptance date set by the Fund and notified to prospective investors. Pending the closing of the initial public offering, or any subsequent offering, funds received from prospective investors will be placed in an interest-bearing escrow account with UMB Bank, N.A., the Fund’s escrow agent. On the date of any closing, the balance in the escrow account with respect to each investor whose investment is accepted will be invested in the Fund on behalf of such investor. Any interest earned on escrowed amounts will be credited to the Fund for the benefit of all Shareholders.

A prospective investor must submit a completed investor application on or prior to the acceptance date set by the Fund. The Fund reserves the right to reject, in its sole discretion, any request to purchase Shares in the Fund at any time. The Fund also reserves the right to suspend or terminate offerings of Shares at any time at the Board’s discretion. Additional information regarding the subscription process is set forth under “Investor Qualifications.”

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Investments in the Fund may be subject to a sales charge of up to 3.00% of the subscription amount. No sales charge is expected to be charged with respect to investments by the Investment Manager, the Sub-Adviser, the Platform Manager and their respective affiliates, and their respective directors, principals, officers and employees and others in the Investment Manager’s sole discretion. The full amount of the sales charge may be reallowed by the Distributor to brokers or dealers participating in the offering. Your financial intermediary may impose additional charges when you purchase Shares of the Fund.

Distribution Policy	Distributions will be paid at least annually on the Shares in amounts representing substantially all of the net investment income and net capital gains, if any, earned each year. The Fund is not a suitable investment for any investor who requires regular dividend income.

Each Shareholder whose Shares are registered in its own name will automatically be a participant under the Fund’s dividend reinvestment program (the “DRIP”) and have all income dividends and/or capital gains distributions automatically reinvested in Shares unless such Shareholder, at any time, specifically elects to receive income dividends and/or capital gains distributions in cash. The Fund reserves the right to cap the aggregate amount of any income dividends and/or capital gain distributions that are made in cash (rather than being reinvested) at a total amount of not less than 20% of the total amount distributed to Shareholders. In the event that Shareholders submit elections in aggregate to receive more than the cap amount of such a distribution in cash, any such cap amount will be pro rated among those electing Shareholders.

Repurchase Offers	At the discretion of the Board and provided that it is in the best interests of the Fund and Shareholders to do so, the Fund intends to provide a limited degree of liquidity to the Shareholders by conducting repurchase offers generally quarterly beginning on [September 30, 2014] (or such earlier or later date as the Board may determine), with a Valuation Date (as defined below) on or about March 31, June 30, September 30 and December 31 of each year. In each repurchase offer, the Fund may offer to repurchase its Shares at their NAV as determined as of approximately March 31, June 30, September 30 and December 31, of each year, as applicable (each, a “Valuation Date”). Each repurchase offer ordinarily will be limited to the repurchase of approximately 25% of the Shares outstanding, but if the value of Shares tendered for repurchase exceeds the value the Fund intended to repurchase, the Fund may determine to repurchase less than the full number of Shares tendered. In such event, Shareholders will have their Shares repurchased on a pro rata basis, and tendering Shareholders will not have all of their tendered Shares repurchased by the Fund. Shareholders tendering Shares for repurchase will be asked to give written notice of their intent to do so by the date specified in the notice describing the terms of the applicable repurchase offer, which date will be approximately 95 days prior to the date of repurchase by the Fund. See “TENDER OFFERS/OFFERS TO REPURCHASE.”

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Risk Factors	The Fund is subject to substantial risks — including market risks, strategy risks and Underlying Manager risks. Investment Funds generally will not be registered as investment companies under the Investment Company Act and, therefore, the Fund will not be entitled to the various protections afforded by the Investment Company Act with respect to its investments in Investment Funds. While the Advisers will attempt to moderate any risks of securities activities of the Underlying Managers, there can be no assurance that the Fund’s investment activities will be successful or that the Shareholders will not suffer losses. The Advisers will not have any control over the Underlying Managers, thus there can be no assurances that an Underlying Manager will manage its Investment Funds in a manner consistent with the Fund’s investment objective. There may also be certain conflicts of interest relevant to the management of the Fund, arising out of, among other things, activities of the Advisers, their affiliates and employees with respect to the management of accounts for other clients as well as the investment of proprietary assets. Prospective investors should review carefully the “PRINCIPAL RISK FACTORS” section of this Prospectus. An investment in the Fund should only be made by investors who understand the risks involved and who are able to withstand the loss of the entire amount invested.

Accordingly, the Fund should be considered a speculative investment, and you should invest in the Fund only if you can sustain a complete loss of your investment. Past results of the Advisers, their principals, the Fund or the Underlying Managers are not indicative of future results. See “PRINCIPAL RISK FACTORS.”

Summary of Taxation

Effective January 1, 2014, the Fund has elected to be treated and qualify as a regulated investment company (a “RIC”) for federal income tax purposes. As a partnership or a RIC, the Fund will generally not be subject to federal corporate income tax, provided that when it is a RIC, it distributes out all of its income and gains each year.

The Investment Funds may be subject to taxes, including withholding taxes, attributable to investments of the Investment Funds. U.S. investors in the Fund are not expected to be entitled to a foreign tax credit with respect to any of those taxes. See “TAXES.”

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FUND FEES AND EXPENSES

The following tables describe the aggregate fees and expenses that the Fund expects to incur and that the Shareholders can expect to bear, either directly or indirectly, through the Fund’s investments.

TRANSACTION EXPENSES:
Maximum Sales Charge (Load) (as a percentage of subscription amount) (1)	3.00%

Maximum Early Repurchase Fee (as a percentage of repurchased amount)	None

ANNUAL EXPENSES (AS A PERCENTAGE OF NET ASSETS ATTRIBUTABLE TO SHARES)(2)
Management Fee (3)	1.25%
Interest Payments on Borrowed Funds (4)	0%
Other Expenses (5)	0.46%
Acquired Fund Fees and Expenses (6)	4.00%
Total Annual Expenses	5.71%
Less: Amount Paid or Absorbed Under Expense Limitation and Reimbursement Agreement	0.21%
Net Annual Expenses(7)	5.50%

(1)	Investors may be charged a sales charge of up to 3.00% of the subscription amount.

(2)	This table summarizes the expenses of the Fund and is designed to help investors understand the costs and expenses they will bear, directly or indirectly, by investing in the Fund.

(3)	For its provision of advisory services to the Fund, the Investment Manager receives an annual Management Fee, payable monthly in arrears, equal to 1.25% of the Fund’s net assets determined as of month-end. The Management Fee will be paid to the Investment Manager before giving effect to any repurchase of Shares in the Fund effective as of that date, and will decrease the net profits or increase the net losses of the Fund that are credited to its Shareholders. The Investment Adviser pays the Sub-Adviser 50% of the Management Fee it receives from the Fund.

(4)	The Fund does not expect to have any borrowings during its first fiscal year. The Fund will incur interest expense on any borrowings.

(5)	Because the Fund is recently organized, “Other Expenses” (as defined below) is an estimate based on aggregate net assets of $100 million in the Fund.

(6)	In addition to the Fund’s direct expenses, the Fund indirectly bears a pro-rata share of the expenses of the Investment Funds. The Investment Funds generally charge, in addition to management fees calculated as a percentage of the average NAV of the Fund’s investment, performance-based fees generally from 15% to 35% of the net capital appreciation in the Fund’s investment for the year or other measurement period, subject to loss carryforward provisions, as defined in the prospective Investment Funds’ agreements. The fees and expenses indicated are calculated based on estimated amounts for the current fiscal year. In the future, these fees and expenses may be substantially higher or lower than reflected, because certain fees are based on the performance of the Underlying Managers (Investment Funds), which fluctuate over time. In addition, the Fund’s portfolio changes from time to time, which will result in different Acquired Fund Fees and Expenses.

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(7)	The Investment Manager and the Sub-Adviser have entered into an expense limitation agreement (the “Expense Limitation Agreement”) with the Fund, whereby the Investment Manager and the Sub-Adviser have agreed to waive fees that they would otherwise have paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Total Annual Expenses (excluding taxes, interest, brokerage commissions, certain transaction-related expenses, extraordinary expenses, and any Acquired Fund Fees and Expenses) do not exceed 1.50% on an annualized basis (the “Expense Limit”). For a period not to exceed three years from the date on which a Waiver is made, the Investment Manager and/or the Sub-Adviser may recoup amounts waived or assumed, provided it is able to effect such recoupment and remain in compliance with the Expense Limit. The Expense Limitation Agreement has an initial three-year term, beginning as of the commencement of operations of the Fund. None of the Fund, the Investment Manager or the Sub-Adviser may terminate the Expense Limitation Agreement during the initial three-year term.

The purpose of the table above is to assist prospective investors in understanding the various fees and expenses Shareholders will bear directly or indirectly. “Other Expenses,” as shown above, is an estimate based on anticipated investments in the Fund and anticipated expenses for the first year of the Fund’s operations, and includes, among other things, professional fees and other expenses that the Fund will bear, including initial and ongoing offering costs and fees and expenses of the Platform Manager, Administrator, escrow agent and custodian. For a more complete description of the various fees and expenses of the Fund, see “INVESTMENT MANAGEMENT FEE,” “ADMINISTRATION,” “FUND EXPENSES,” and “PURCHASING SHARES.”

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that all distributions are reinvested at NAV and that the percentage amounts listed under annual expenses remain the same in the years shown. The assumption in the hypothetical example of a 5% annual return is the same as that required by regulation of the SEC applicable to all registered investment companies. The assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Shares.

EXAMPLE

You Would Pay the Following Expenses Based on the Imposition of the 3.00% sales charge and a $1,000 Investment in the Fund, Assuming a 5% Annual Return:	1 Year	3 Years	5 Years	10 Years
	$83	$189	$297	$561

The example is based on the annual fees and expenses set out on the table above and should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown. Moreover, the rate of return of the Fund may be greater or less than the hypothetical 5% return used in the example. A greater rate of return than that used in the example would increase the dollar amount of the asset-based fees paid by the Fund.

FINANCIAL HIGHLIGHTS

The information contained in the table below for the period ended November 30, 2013, sets forth selected information derived from the Fund’s financial statements for the period ended November 30, 2013 and have been audited by Rothstein, Kass & Company, the Fund’s independent registered public accounting firm. Rothstein, Kass & Company’ s report, along with the Fund’s financial statements and notes thereto, are attached as Appendix B to the Fund’s SAI and are available upon request from the Fund. The information in the table below should be read in conjunction with those financial statements and the notes thereto.

INFINITY CORE ALTERNATIVE FUND
(a Maryland Statutory Trust)
Financial Highlights
For the Period October 1, 2013 (Commencement of Operations) to November 30, 2013

Net Asset Value, Initial Issuance	$1.00
Income from investment operations:
Net investment loss	(0.00)
Net unrealized appreciation on investments	0.02
Total from investment operations:	0.02

Net Asset Value, End of Period	$1.02

Total Return (1)	2.5%

Net Assets, end of period (in thousands)	$20,545
Net investment loss to average net assets (2)	(1.5)%
Ratio of gross expenses to average net assets (2) (3)	2.0%
Ratio of expense waiver to average net assets (2)	(0.5)%
Ratio of net expenses to average net assets (2)	1.5%
Portfolio Turnover (1)	0.0%

(1) Not annualized.

(2) Annualized.

(3) Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursement by the Advisers.

USE OF PROCEEDS

The proceeds from the sale of Shares, not including the amount of any sales charges and the Fund’s fees and expenses (including, without limitation, offering expenses not paid by the Investment Manager), will be invested by the Fund in accordance with the Fund’s investment objective and strategies as soon as practicable, but in no event later than three months after receipt, consistent with market conditions and the availability of suitable investments. Such proceeds will be invested together with any interest earned in the Fund’s escrow account prior to the closing of the applicable offering. See “PURCHASING SHARES—Purchase Terms.” Delays in investing the Fund’s assets may occur, for example, because of the time required to complete certain transactions (which may be considerable).

Pending the investment of the proceeds of any offering or any other available funds pursuant to the Fund’s investment objective and strategies, a portion of such amounts, which may include a substantial portion of the proceeds of an offering, may be invested in short-term debt securities or money market funds. In addition, subject to applicable law, the Fund may maintain a portion of its assets in cash or such short-term securities or money market funds to meet operational needs, for temporary defensive purposes, or to maintain liquidity. The Fund may be prevented from achieving its objective during any period in which the Fund’s assets are not substantially invested in accordance with its principal investment strategies.

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INVESTMENT OBJECTIVE AND STRATEGIES

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek long-term capital growth. The Fund intends to invest substantially all of its assets primarily in general or limited partnerships, funds, corporations, trusts or other investment vehicles (collectively, “Investment Funds”) based primarily in the United States that invest or trade in a wide range of securities, and, to a lesser extent, other property and currency interests. The Fund may also directly invest in securities.

The Fund seeks to accomplish its objective by employing an investment program that is diversified by manager and investment strategy.

INVESTMENT STRATEGIES AND OVERVIEW OF INVESTMENT PROCESS

The Fund seeks to achieve its investment objective by allocating its capital, directly and indirectly, to a diverse group of independent investment managers that pursue a variety of strategies (the “Underlying Managers”). The Fund will invest its assets, directly and indirectly, in a portfolio of investment funds that may or may not be registered under the Investment Company Act or other collective investment schemes (the “Investment Funds”).

The Investment Funds will be chosen, in part, on their stated investment strategies of investing in entities representing a broad range of markets and which utilize varied investment methods, including bridge financing, short and long-term trading of fixed-income and equity securities and may include investments in special situations (such as companies involved in spin-offs, capital structure reorganizations, liquidations and other similar corporate restructuring events), private investments in public entities, and other special niche investments. The Advisers believe that, by investing through such a diversified group, the Fund will afford investors access to the varied skills and expertise of the managers, while at the same time lessening for investors the risks and volatility that may be associated with investing through any single investment manager and enabling investors to obtain through the Fund the services of several investment managers without having to meet the high minimum investment requirements typically imposed by them on individual investors.

The Fund’s criteria for selection of investment opportunities shall include the Advisers’ expectations with respect to earnings and growth. This selection process is based upon the Advisers’ expertise in the investment field and the longstanding association the Advisers enjoy with members of the financial, business and political communities. Additionally, the Advisers may directly invest certain of the Fund’s assets in securities, rather than allocating such assets to Investment Funds or investment managers as may be consistent with and in furtherance of the Fund’s investment objective. The Fund may borrow funds. The Fund may not borrow for any purposes if, immediately after such borrowing, the Fund would have asset coverage (as defined in the Investment Company Act) of less than 300% with respect to indebtedness or less than 200% with respect to preferred stock. The Advisers have the ability to put on hedges if they identify an area that one of the Underlying Managers invests in that they feel is risky. The Fund may also make investments outside of Investment Funds in order to invest outside the strategies employed by the Fund’s Investment Funds. Such investments could also be used to hedge a position in an Investment Fund that is locked up or difficult to sell. Direct investments could include U.S. and foreign equity securities, debt securities, exchange-traded funds and derivatives related to such instruments, including futures and options thereon.

The Advisers will stress capital appreciation from the purchase and sale of securities rather than dividend income. However, there can be no assurance of any gains from the Fund’s investments.

Investment Process

In selecting particular Investment Funds and investment managers to which the Fund will allocate assets, the Advisers will be guided by the following general criteria:

•	the Investment Fund’s and the investment manager’s past performance and reputation;

•	the degree to which a specific investment manager or Investment Fund complements and balances the Fund’s portfolio and correlates to the strategies employed by other investment managers and Investment Funds selected by the Fund;

•	the fees payable in connection with a particular investment;

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•	the size of assets managed;

•	the continued favorable outlook for the strategy employed; and

•	the ability of the Fund to make withdrawals or liquidate its investment.

In reviewing the degree to which a specific investment manager or Investment Fund complements and balances the Fund’s portfolio, the Advisers utilize quantitative methods to calculate correlations amongst Underlying Managers. The Advisers will consider the fees payable in connection with a particular investment in order to evaluate execution and compare net returns. The Advisers will consider the assets under management of the Underlying Managers in order to evaluate whether the Underlying Managers are appropriate for the respective underlying strategies since certain strategies may be more or less appropriate at different asset levels. In an effort to optimize its investment program, the Fund may allocate a portion of its capital to managers who lack historical track records but, in the Advisers’ judgment, offer exceptional potential.

Investment Policies and Restrictions

The Fund will continue to attempt to diversify its holdings in Investment Funds, and, as a result, will typically hold interests in no fewer than three Investment Funds at any one time. The Fund also expect to continue to diversify its holdings among broad categories of investment strategies that may include all phases of investment in publicly traded securities. The Fund will not purchase Investment Funds whose primary investment objective is real estate or interests in real estate, although the Fund may purchase securities or interests issued by entities that invest or deal in real estate.

Some of the Investment Fund managers may invest, from time to time, in equity securities that are not listed on securities exchanges and that may be illiquid. The investments of Investment Fund managers may from time to time be concentrated in a particular industry or industries.

A significant portion of the Fund’s investments are in the form of interests that are not offered pursuant to an effective registration statement under the Securities Act and issued by entities organized as partnerships under United States law, but not registered as investment companies under the Investment Company Act. Subject to applicable law, the Fund may, from time to time in the future, also invest directly in securities pursuant to a discretionary investment advisory agreement with an investment manager. However, the Fund does not have any current intention to invest directly in securities pursuant to a discretionary investment advisory agreement with an investment manager. Any such future investments would be made subject to applicable law and such an investment manager would be treated as an investment adviser to the Fund in accordance with the 1940 Act.

The Funds may, among other things, hold cash or invest in cash equivalents. Among the cash equivalents in which the Fund may invest are: obligations of the United States Government, its agencies or instrumentalities; commercial paper; and certificates of deposit and bankers’ acceptances issued by United States banks that are members of the Federal Deposit Insurance Corporation. The Fund may also enter into repurchase agreements and may purchase shares of money market mutual funds in accordance with applicable legal restrictions.

No Restrictions on Investment Strategies

The foregoing description represents a general summary of the Investment Manager’s current approach to the Fund’s portfolio construction. The Fund is not constrained with respect to the investment decision-making methodologies, processes or guidelines described in this Prospectus, and may vary from them materially in the Investment Manager’s sole discretion and without prior notice to the Shareholders. Over time, markets change and the Investment Manager will seek to capitalize on attractive opportunities wherever they might be. Depending on conditions and trends in securities markets and the economy generally, the Investment Manager may pursue other objectives or employ other strategies or techniques that it considers appropriate and in the best interest of the Fund.

PRINCIPAL RISK FACTORS

All investments carry risks to some degree. The Fund cannot guarantee that its investment objective will be achieved or that its strategy of investing in the Investment Funds will be successful. An Investment In The Fund Involves Substantial Risks, Including The Risk That The Entire Amount Invested May Be Lost. The Fund allocates its assets to Underlying Managers and invests in Investment Funds that invest in and actively trade securities and other financial instruments using a variety of strategies and investment techniques that may involve significant risks. Various other types of risks are also associated with investments in the Fund, including risks relating to the fund of funds structure of the Fund, risks relating to compensation arrangements and risks relating to the limited liquidity of the Shares.

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GENERAL RISKS

LIMITED OPERATING HISTORY.  The Fund was organized on August 15, 2013 and the Investment Manager was formed in August 2013. Each has no operating history. The Sub-Adviser and personnel of the Investment Manager have experience in managing investment funds that invest in unregistered investment companies or separate accounts whose investment advisers are hedge fund managers. In addition, the Advisers may serve as investment manager for other pooled investment vehicles, including those not registered with the SEC. Nonetheless, the Fund may not succeed in meeting its objective, and its NAV may decrease.

LACK OF OPERATING HISTORY OF INVESTMENT FUNDS.  Certain Investment Funds may be newly formed entities that have no operating histories. In such cases, the Advisers may evaluate the past investment performance of the applicable Underlying Managers or of their personnel. However, this past investment performance may not be indicative of the future results of an investment in an Investment Fund. Although the Advisers and their affiliates and their personnel have experience evaluating the performance of alternative asset managers and providing manager selection and asset allocation services to clients, the Fund’s investment programs should be evaluated on the basis that there can be no assurance that the Advisers’ assessments of Underlying Managers, and in turn their assessments of the short-term or long-term prospects of investments, will prove accurate. Thus, the Fund may not achieve its investment objective and its NAV may decrease.

INDUSTRY CONCENTRATION RISK.  Investment Funds generally are not subject to industry concentration restrictions on their investments and, in some cases, may invest 25% or more of the value of their total assets in a single industry or group of related industries. Although the Fund does not believe it is likely to occur given the nature of its investment program, it is possible that, at any given time, the assets of Investment Funds in which the Fund has invested will, in the aggregate, be invested in a single industry or group of related industries constituting 25% or more of the value of their combined total assets. However, because these circumstances may arise, the Fund is subject to greater investment risk to the extent that a significant portion of its assets may at some times be invested, through investments the Fund makes in the Investment Funds, in the securities of issuers engaged in similar businesses that are likely to be affected by the same market conditions and other industry-specific risk factors. Investment Funds are not generally required to provide current information regarding their investments to their investors (including the Fund). Thus, the Fund and the Advisers may not be able to determine at any given time whether or the extent to which Investment Funds, in the aggregate, have invested 25% or more of their combined assets in any particular industry.

REPURCHASE OFFERS; LIMITED LIQUIDITY; IN-KIND DISTRIBUTIONS.  The Fund will offer to purchase only a small portion of its Shares (generally each quarter), and there is no guarantee that Shareholders will be able to sell all of the Shares that they desire to sell in any particular repurchase offer. If a repurchase offer is oversubscribed, the Fund may repurchase only a pro rata portion of the Shares tendered by each Shareholder. The potential for proration may cause some investors to tender more Shares for repurchase than they wish to have repurchased. The decision to offer to repurchase Shares is in the complete and absolute discretion of the Board and the Board may, under certain circumstances, elect not to offer to repurchase Shares.

The Fund’s repurchase policy will have the effect of decreasing the size of the Fund over time from what it otherwise would have been. Such a decrease may therefore force the Fund to sell assets it would not otherwise sell. It may also reduce the investment opportunities available to it and cause its expense ratio to increase.

Payment for repurchased Shares may require the Fund to liquidate portfolio holdings earlier than the Advisers would otherwise want, potentially resulting in losses, and may increase the Fund’s portfolio turnover, subject to such policies as may be established by the Board in an attempt to avoid or minimize potential losses and turnover resulting from the repurchase of Shares.

If a Shareholder tenders all of its Shares (or a portion of its Shares) in connection with a repurchase offer made by the Fund, that tender may not be rescinded by the Shareholder after the date on which the repurchase offer terminates. However, although the amount payable to the Shareholder will be based on the value of the Fund’s assets as of the repurchase date, the value of Shares that are tendered by Shareholders generally will not be determined until a date approximately one month later. Thus, a Shareholder will not know its repurchase price until after it has irrevocably tendered its Shares.

LIMITED LIQUIDITY; IN-KIND DISTRIBUTIONS.  Shares in the Fund provide limited liquidity since Shareholders will not be able to redeem Shares on a daily basis. A Shareholder may not be able to tender its Shares in the Fund promptly after it has made a decision to do so. In addition, with very limited exceptions, Shares are not transferable, and liquidity will be provided only through repurchase offers made from time to time by the Fund. Shares in the Fund are therefore suitable only for investors who can bear the risks associated with the limited liquidity of Shares and should be viewed as a long-term investment.

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The Fund expects to distribute cash to the Shareholders for Shares that are repurchased. However, there can be no assurance that the Fund will have sufficient cash to pay for Shares that are being repurchased or that it will be able to liquidate investments at favorable prices to pay for repurchased Shares. Investment Funds may be permitted to redeem their interests in-kind. Thus, the Investment Funds may pay the Fund’s redemption proceeds in securities that are illiquid or difficult to value. In these circumstances, the Fund would seek to dispose of these securities in a manner that is in the best interests of the Fund. The Fund does not intend to make in-kind distributions to the Shareholders.

In addition, in extreme cases, the Fund may not be able to complete repurchases if it is unable to redeem a portion of its investment in Investment Funds due to the Investment Funds’ holding of illiquid investments.

BORROWING, USE OF LEVERAGE. The Fund may leverage its investments with the Underlying Managers by “borrowing.” In addition, the strategies implemented by the Underlying Managers typically are leveraged. The use of leverage increases both risk and profit potential. The Advisers may cause the Fund to use various methods to leverage investments, including (i) borrowing, (ii) swap agreements or other derivative instruments, (iii) employing certain Underlying Managers (many of which trade on margin and do not generally need additional capital in order to increase the level of the positions they acquire for it) to trade notional equity in excess of the equity actually available in their accounts or (iv) a combination of these methods. The Fund expects that under normal business conditions it will utilize a combination of the leverage methods described above. Effective December 20, 2013, the Fund is subject to the Investment Company Act requirement that an investment company satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness (the “Asset Coverage Requirement”). This means that at any given time the value of the Fund’s total indebtedness may not exceed one-third the value of its total assets (including such indebtedness). These limits do not apply to the Investment Funds and, therefore, the Fund’s portfolio may be exposed to the risk of highly leveraged investment programs of certain Investment Funds.

Derivative Instruments. The Fund and some or all of the Investment Funds may use options, swaps, futures contracts, forward agreements and other derivatives contracts. Transactions in derivative instruments present risks arising from the use of leverage (which increases the magnitude of losses), volatility, the possibility of default by a counterparty and illiquidity. Use of derivative instruments for hedging or speculative purposes by the Fund or the Investment Funds could present significant risks, including the risk of losses in excess of the amounts invested.

LEGAL, TAX AND REGULATORY.  Legal, tax and regulatory changes could occur that may materially adversely affect the Fund. For example, the regulatory and tax environment for derivative instruments in which Underlying Managers may participate is evolving, and changes in the regulation or taxation of derivative instruments may materially adversely affect the value of derivative instruments held by the Fund and the ability of the Fund to pursue its trading strategies. Similarly, the regulatory environment for leveraged investors and for hedge funds generally is evolving, and changes in the direct or indirect regulation of leveraged investors or hedge funds may materially adversely affect the ability of the Fund to pursue its investment objective or strategies. Increased regulatory oversight and other legislation or regulation relating to hedge fund managers, hedge funds and funds of hedge funds could result. Such legislation or regulation could pose additional risks and result in material adverse consequences to the Investment Funds or the Fund and/or limit potential investment strategies that would have otherwise been used by the Underlying Managers or the Fund in order to seek to obtain higher returns.

NON-QUALIFICATION AS A REGULATED INVESTMENT COMPANY. If for any taxable year the Fund were to fail to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code, all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions. To qualify as a regulated investment company, the Fund must meet three numerical requirements each year regarding (i) the diversification of the assets it holds, (ii) the income it earns, and (iii) the amount of taxable income that it distributes to shareholders. These requirements and certain additional tax risks associated with investments in the Fund are discussed in “TAXES” in this Prospectus.

SPECIAL RISKS OF FUND OF FUNDS STRUCTURE

NO REGISTRATION. Investment Funds generally will not be registered as investment companies under the Investment Company Act. Accordingly, the provisions of the Investment Company Act, which, among other things, require investment companies to have securities held in custody at all times in segregated accounts and regulate the relationship between the investment company and its asset management, are not applicable to an investment in the Investment Funds. In addition, Investment Funds generally are not obligated to disclose the contents of their portfolios. This lack of transparency may make it difficult for the Advisers to monitor whether holdings of the Investment Funds cause the Fund to be above specified levels of ownership in certain investment strategies. Although the Fund expects to receive information from each Underlying Manager regarding its investment performance on a regular basis, in most cases there is little or no means of independently verifying this information. An Underlying Manager may use proprietary investment strategies that are not fully disclosed to its investors and may involve risks under some market conditions that are not anticipated by the Fund. In addition, while many Underlying Managers will register with the SEC and state agencies as a result of developments in certain laws, rules and regulations, some Underlying Managers may still be exempt from registration. In such cases, these Underlying Managers will not be subject to various disclosure requirements and rules that would apply to registered investment advisers. Similarly, while many Underlying Managers will register as commodity pool operators under the Commodity Exchange Act, other Underlying Managers will be exempt from registration and will not be subject to various disclosure requirements and rules that would apply to registered commodity pool operators.

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MULTIPLE LEVELS OF FEES AND EXPENSES.  Although in many cases investor access to the Investment Funds may be limited or unavailable, an investor who meets the conditions imposed by an Investment Fund may be able to invest directly with the Investment Fund. By investing in Investment Funds indirectly through the Fund, the investor bears asset-based fees and performance-based fees and allocations. Moreover, investors in the Fund bear a proportionate share of the fees and expenses of the Fund (including organizational and offering expenses not paid by the Investment Manager, operating costs, sales charges, brokerage transaction expenses, and administrative fees) and, indirectly, similar expenses of the Investment Funds. Thus, an investor in the Fund may be subject to higher operating expenses than if he or she invested in an Investment Fund directly or in a closed-end fund which did not utilize a “fund of funds” structure.

Most of the Investment Funds may be subject to a performance-based fee or allocation, irrespective of the performance of other Investment Funds and the Fund generally. Accordingly, an Underlying Manager to an Investment Fund with positive performance may receive performance-based compensation from the Investment Fund, and thus indirectly from the Fund and its Shareholders, even if the Fund’s overall performance is negative. Generally, fees payable to Underlying Managers of the Investment Funds will range from 1.5% to 3% (annualized) of the average NAV of the Fund’s investment. In addition, certain Underlying Managers charge an incentive allocation or fee generally ranging from 15% to 35% of an Investment Fund’s net profits, although it is possible that such ranges may be exceeded for certain Underlying Managers. The performance-based compensation received by an Underlying Manager also may create an incentive for that Underlying Manager to make investments that are riskier or more speculative than those that it might have made in the absence of the performance-based allocation. Such compensation may be based on calculations of realized and unrealized gains made by the Underlying Manager without independent oversight.

UNDERLYING MANAGERS INVEST INDEPENDENTLY.  The Underlying Managers generally invest wholly independently of one another and may at times hold economically offsetting positions. To the extent that the Investment Funds do, in fact, hold such positions, the Fund’s portfolio, considered as a whole, may not achieve any gain or loss despite incurring fees and expenses in connection with such positions. Furthermore, it is possible that from time to time, various Investment Funds selected by the Advisers may be competing with each other for the same positions in one or more markets. In any such situations, the Fund could indirectly incur certain transaction costs without accomplishing any net investment result.

LIQUIDITY CONSTRAINTS OF INVESTMENT FUNDS.  Since the Fund may make additional investments in or affect withdrawals from an Investment Fund only at certain times pursuant to limitations set forth in the governing documents of the Investment Fund, the Fund from time to time may have to invest a greater portion of its assets temporarily in money market securities than it otherwise might wish to invest and may have to borrow money to repurchase Shares. The redemption or withdrawal provisions regarding the Investment Funds vary from fund to fund. Therefore, the Fund may not be able to withdraw its investment in an Investment Fund promptly after it has made a decision to do so. Some Investment Funds may impose early redemption fees while others may not. This may adversely affect the Fund’s investment return or increase the Fund’s expenses and limit the Fund’s ability to make offers to repurchase Shares from Shareholders.

Investment Funds may be permitted to redeem their interests in-kind. Thus, upon the Fund’s withdrawal of all or a portion of its interest in an Investment Fund, it may receive securities that are illiquid or difficult to value. See “CALCULATION OF NET ASSET VALUE.” In these circumstances, the Advisers would seek to dispose of these securities in a manner that is in the best interests of the Fund and does not intend to distribute securities to Shareholders.

Limitations on the Fund’s ability to withdraw its assets from Investment Funds may, as a result, limit the Fund’s ability to repurchase Shares. For example, many Investment Funds may impose lock-up periods prior to allowing withdrawals, which can be two years or longer from the date of the Fund’s investment. After expiration of the lock-up period, withdrawals may be permitted only on a limited basis, such as semi-annually or annually. Because the primary source of funds to repurchase Shares will be withdrawals from Investment Funds, the application of these lock-ups and other withdrawal limitations, such as gates or suspension provisions, will significantly limit the Fund’s ability to tender its Shares for repurchase.

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VALUATION OF INVESTMENT FUNDS.  The valuation of the Fund’s investments in Investment Funds is ordinarily determined based upon valuations calculated by the Administrator, in accordance with valuation procedures approved by the Board and based on information provided by the Investment Funds or their respective administrators. Although the Advisers review the valuation procedures used by all Underlying Managers, neither the Advisers nor the Administrator can confirm or review the accuracy of valuations provided by Investment Funds or their administrators. An Underlying Manager may face a conflict of interest in valuing such securities since their values will affect the Underlying Manager’s compensation.

If an Underlying Manager’s valuations are consistently delayed or inaccurate, the Advisers generally will consider whether the Investment Fund continues to be an appropriate investment for the Fund. The Fund may be unable to sell interests in such an Investment Fund quickly, and could therefore be obligated to continue to hold such interests for an extended period of time. In such a case, such interests would continue to be valued without the benefit of the Underlying Manager’s valuations, and the Advisers may determine to discount the value of the interests or value them at zero, if deemed to be the fair value of such holding. Revisions to the Fund’s gain and loss calculations will be an ongoing process, and no appreciation or depreciation figure can be considered final until the annual audits of Investment Funds are completed. Promoting transparency and receiving necessary information from Investment Funds may possibly be an impediment to monitoring the performance of Investment Funds on a regular basis.

HIGH PORTFOLIO TURNOVER.  The Fund’s activities involve investment in the Investment Funds, which may invest on the basis of short-term market considerations. The turnover rate within the Investment Funds may be significant, potentially involving negative tax implications and substantial brokerage commissions, and fees. The Fund will have no control over this turnover. It is anticipated that the Fund’s income and gains, if any, will be primarily derived from ordinary income. In addition, the withdrawal of the Fund from an Investment Fund could involve expenses to the Fund under the terms of the Fund’s investment.

INDEMNIFICATION OF INVESTMENT FUNDS.  The Underlying Managers often have broad indemnification rights and limitations on liability. The Fund may also agree to indemnify certain of the Investment Funds and, subject to certain limitations imposed by the Investment Company Act and the Securities Act, their Underlying Managers from any liability, damage, cost, or expense arising out of, among other things, certain acts or omissions relating to the offer or sale of the shares of the Investment Funds.

INVESTMENTS IN NON-VOTING SECURITIES. In order to avoid becoming subject to certain Investment Company Act prohibitions with respect to affiliated transactions, the Fund intends to own less than 5% of the voting securities of each Investment Fund. This limitation on owning voting securities is intended to ensure that an Investment Fund is not deemed an “affiliated person” of the Fund for purposes of the Investment Company Act, which may, among other things, potentially impose limits on transactions with the Investment Funds, both by the Fund and other clients of the Advisers. To limit its voting interest in certain Investment Funds, the Fund may enter into contractual arrangements under which the Fund irrevocably waives its rights (if any) to vote its interests in an Investment Fund. Other accounts managed by the Advisers may also waive their voting rights in a particular Investment Fund (for example, to facilitate investment in small Investment Funds determined to be attractive by the Advisers). Subject to the oversight of the Board, the Advisers will decide whether to waive such voting rights and, in making these decisions, will consider the amounts (if any) invested by the Fund and its other clients in the particular Investment Fund. Rights may not be waived or contractually limited for an Investment Fund that does not provide an ongoing ability for follow-on investment, such as an Investment Fund having a single initial funding, closing or commitment, after which no new investment typically would occur. These voting waiver arrangements may increase the ability of the Fund and other clients of the Advisers to invest in certain Investment Funds. However, to the extent the Fund contractually forgoes the right to vote the securities of an Investment Fund, the Fund will not be able to vote on matters that require the approval of the interest holders of the Investment Fund, including matters adverse to the Fund’s interests.

Although the Fund may hold non-voting interests, the Investment Company Act and the rules and regulations thereunder may nevertheless require the Fund to limit its position in any one Investment Fund in accordance with applicable regulatory requirements, as may be determined by the Fund in consultation with counsel. These restrictions could change from time to time as applicable laws, rules or interpretations thereof are modified. There are also other statutory tests of affiliation (such as on the basis of control), and, therefore, the prohibitions of the Investment Company Act with respect to affiliated transactions could apply in some situations where the Fund owns less than 5% of the voting securities of an Investment Fund. In these circumstances, transactions between the Fund and an Investment Fund may, among other things, potentially be subject to the prohibitions relating to affiliates of Section 17 of the Investment Company Act notwithstanding that the Fund has entered into a voting waiver arrangement.

CONTROL OVER UNDERLYING MANAGERS.  The Fund will invest in Investment Funds that it believes will generally, and in the aggregate, be managed in a manner consistent with the Fund’s investment objective and strategy. The Advisers will not have any control over the Underlying Managers, thus there can be no assurances that an Underlying Manager will manage its Investment Funds in a manner consistent with the Fund’s investment objective.

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INVESTMENT-RELATED RISKS

GENERAL INVESTMENT-RELATED RISKS

GENERAL ECONOMIC AND MARKET CONDITIONS.  The success of the Fund’s investment program may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances. These factors may affect the level and volatility of securities prices and the liquidity of investments held by the Fund in the Investment Funds and, thus, the Fund’s investments. Unexpected volatility or illiquidity could impair the Fund’s profitability or result in losses.

HIGHLY VOLATILE MARKETS.   Price movements of forwards, futures and other derivative contracts in which an Investment Fund’s assets (and therefore the Fund’s assets) may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. The prices of commodities contracts and all derivative instruments, including futures and options, can be highly volatile. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies, financial instruments, futures and options. Such intervention often is intended directly to influence prices and may, together with other factors, cause all of such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations. Investment Funds are also subject to the risk of the failure of any exchanges on which their positions trade or of the clearinghouses for those exchanges.

RISKS OF SECURITIES ACTIVITIES OF THE UNDERLYING MANAGERS.  The Underlying Managers will invest and trade in a variety of different securities, and utilize a variety of investment instruments and techniques. Each security and each instrument and technique involves the risk of loss of capital. While the Advisers will attempt to moderate these risks, there can be no assurance that the Fund’s investment activities will be successful or that the Shareholders will not suffer losses. See “RISKS OF SECURITIES ACTIVITIES OF THE UNDERLYING MANAGERS” for further information.

COUNTERPARTY CREDIT RISK . Many of the markets in which the Investment Funds effect their transactions are “over the counter” or “inter-dealer” markets. The participants in these markets are typically not subject to credit evaluation and regulatory oversight as are members of “exchange based” markets. To the extent an Investment Fund invests in swaps, derivative or synthetic instruments, or other over the counter transactions, on these markets, the Investment Fund (and therefore the Fund) is assuming a credit risk with regard to parties with whom it trades and may also bear the risk of settlement default. These risks may differ materially from those associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily marking to market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections. This exposes an Investment Fund (and therefore the Fund) to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Investment Fund (and therefore the Fund) to suffer a loss. Such counterparty risk is accentuated in the case of contracts with longer maturities where events may intervene to prevent settlement, or where an Investment Fund has concentrated its transactions with a single or small group of counterparties. Investment Funds are not restricted from dealing with any particular counterparty or from concentrating any or all of their transactions with one counterparty. However, the Advisers, with the intent to diversify, intend to attempt to monitor counterparty credit exposure of Investment Funds. The ability of Investment Funds to transact business with any one or number of counterparties, the lack of any independent evaluation of such counterparties’ financial capabilities and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

Investment Strategy-SPECIFIC INVESTMENT-RELATED RISKS

In addition to the risks generally described in this Prospectus and the SAI, the following are some of the specific risks of the investment strategies:

Statistical Arbitrage Investments. This strategy depends on the mispricings identified by the Underlying Manager returning to historical or predicted norms. In the event that the perceived mispricings were to fail to normalize as expected, the Investment Fund could incur a loss.

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Equity Market Neutral Trading. This strategy attempts to exploit relative mispricings among “matched” equities rather than trading based on anticipated absolute price movements. Mispricings, even if correctly identified, may not be corrected by the market, at least within a timeframe over which it is feasible for an Investment Fund to maintain a position.

Fixed Income Arbitrage. Fixed income arbitrage strategies generally involve identifying and exploiting pricing anomalies within and across global fixed income markets and their derivatives. Evaluating credit risk for debt securities involves uncertainty because credit rating agencies throughout the world have different standards, making comparison across countries difficult. Also, the market for credit spreads is often inefficient and illiquid, making it difficult to accurately calculate discounting spreads for valuing financial instruments. It is likely that a major economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

Convertible Arbitrage. Convertible arbitrage strategies generally involve price spreads between the convertible security and the underlying equity security. To the extent the price relationships between such positions remain constant, no gain or loss on the position will occur. Such positions do, however, entail a substantial risk that the price differential could change unfavorably, causing a loss to the spread position. Substantial risks also are involved in borrowing and lending against such investments. The prices of these investments can be volatile, market movements are difficult to predict, and financing sources and related interest and exchange rates are subject to rapid change. Certain corporate securities may be subordinated (and thus exposed to the first level of default risk) or otherwise subject to substantial credit risks. Government policies, especially those of the Federal Reserve Board and foreign central banks, have profound effects on interest and exchange rates that, in turn, affect prices in areas of the investment and trading activities of convertible security arbitrage strategies. Many other unforeseeable events, including actions by various government agencies and domestic and international political events, may cause sharp market fluctuations.

Merger Arbitrage and Special Situations. Merger arbitrage and special situation strategies involve the purchase and sale of securities of companies involved in corporate reorganizations and business combinations, such as mergers, exchange offers, cash tender offers, spin-offs, leveraged buy-outs, restructurings and liquidations. Such strategies require an assessment of the likelihood of consummation of the proposed transaction, and an evaluation of the potential profits involved. If the event fails to occur or it does not have the effect foreseen, losses can result. For example, the adoption of new business strategies or completion of asset dispositions or debt reduction programs by a company may not be valued as highly by the market as the Underlying Manager had anticipated, resulting in losses. In addition, a company may announce a plan of restructuring which promises to enhance value and fail to implement it, resulting in losses to investors. In liquidations and other forms of corporate reorganization, the risk exists that the reorganization either will be unsuccessful, will be delayed or will result in a distribution of cash or a new security, the value of which will be less than the purchase price to the Investment Fund of the security in respect of which such distribution was made. The consummation of mergers and tender and exchange offers can be prevented or delayed by a variety of factors, including: (i) opposition of the management or stockholders of the target company, which will often result in litigation to enjoin the proposed transaction; (ii) intervention of a federal or state regulatory agency; (iii) efforts by the target company to pursue a “defensive” strategy, including a merger with, or a friendly tender offer by, a company other than the offeror; (iv) in the case of a merger, failure to obtain the necessary stockholder approvals; (v) market conditions resulting in material changes in securities prices; (vi) compliance with any applicable federal or state securities laws; and (vii) inability to obtain adequate financing.

A major stock market correction may result in the widening of arbitrage spreads generally and in the termination of some merger and acquisition (“M&A”) transactions. In the event of such a correction, to the extent the portfolios contain stock-for-stock transactions, short positions held by the Fund (through the Investment Funds) in acquiring companies are anticipated to provide a significant but not complete offset to the potential losses on long positions held by the Fund (through the Investment Funds) in target companies. A major stock market correction may also adversely affect the number and frequency of publicly announced M&A transactions available for investment by the Fund (through the Investment Funds).

RISKS OF SECURITIES ACTIVITIES OF THE UNDERLYING MANAGERS

All securities investing and trading activities involve the risk of loss of capital. While the Advisers will attempt to moderate these risks, there can be no assurance that the Fund’s investment activities will be successful or that the Shareholders will not suffer losses. In addition to the risks generally described in this Prospectus and the SAI, the following discussion sets forth some of the more significant risks associated with the styles of investing which may be utilized by one or more Underlying Managers:

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EQUITY SECURITIES. Underlying Managers’ investment portfolios may include long and short positions in common stocks, preferred stocks and convertible securities of U.S. and non-U.S. issuers. Underlying Managers also may invest in depositary receipts relating to non-U.S. securities, which are subject to the risks affecting investments in foreign issuers discussed under “NON-U.S. INVESTMENTS,” below. Issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States, and therefore, there may be less information available regarding such issuers. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced.

BONDS AND OTHER FIXED INCOME SECURITIES. Investment Funds may invest in bonds and other fixed income securities, both U.S. and non-U.S., and may take short positions in these securities. Investment Funds will invest in these securities when they offer opportunities for capital appreciation (or capital depreciation in the case of short positions) and may also invest in these securities for temporary defensive purposes and to maintain liquidity. Fixed income securities include, among other securities: bonds, notes and debentures issued by U.S. and non-U.S. corporations; U.S. government securities or debt securities issued or guaranteed by a non-U.S. government; municipal securities; and mortgage-backed and asset backed securities. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk).

ASSET-BACKED SECURITIES. The Investment Funds may invest in numerous types of asset-backed securities, including, for example, mortgage-backed securities. Such securities are extremely sensitive to the level and volatility of interest rates.

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties and use credit enhancement techniques. Asset-backed securities present certain risks. Primarily, these securities do not have the benefit of the same security interest in the related collateral. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. As a further example, most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Investment Fund investments may also include private mortgage pass-through securities that are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Private mortgage pass-through securities are usually backed by a pool of conventional fixed rate or adjustable rate mortgage loans. Such securities generally are structured with one or more types of credit enhancement.

LOW CREDIT QUALITY SECURITIES. To the extent an Investment Fund invests in fixed-income securities, such Investment Fund may be permitted to invest in particularly risky investments that also may offer the potential for correspondingly high returns. As a result, such Investment Fund may lose all or substantially all of its investment in any particular instance. There is no minimum credit standard as a prerequisite to an investment in any security and the debt securities may be less than investment grade and may be considered to be “junk bonds” or be distressed or “special situations” with heightened risk of loss and/or liquidity. “Junk bonds” are considered by the rating agencies to be predominately speculative and may involve major risk exposures such as: (i) vulnerability to economic downturns and changes in interest rates; (ii) sensitivity to adverse economic changes and corporate developments; (iii) redemption or call provisions that may be exercised at inopportune times; and (iv) difficulty in accurately valuing or disposing of such securities. Such securities may rank junior to other outstanding securities and obligations of the issuer, all or a significant portion of whose debt securities may be secured by substantially all of the issuer’s assets. Moreover, the Investment Funds may invest in securities that are not protected by financial covenants or limitations on additional indebtedness.

NON-U.S. INVESTMENTS. It is expected that Investment Funds will invest in securities of non-U.S. companies and countries. Foreign obligations have risks not typically involved in domestic investments. Foreign investing can result in higher transaction and operating costs for the Fund. Foreign issuers are not subject to the same accounting and disclosure requirements to which U.S. issuers are subject and consequently, less information may be available to investors in companies located in such countries than is available to investors in companies located in the United States. The value of foreign investments may be affected by exchange control regulations; fluctuations in the rate of exchange between currencies and costs associated with currency conversions; the potential difficulty in repatriating funds; expropriation or nationalization of a company’s assets; delays in settlement of transactions; changes in governmental economic or monetary policies in the Unites States or abroad; or other political and economic factors.

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Securities of issuers in emerging and developing markets present risks not found in securities of issuers in more developed markets. Securities of issuers in emerging and developing markets may be more difficult to sell at acceptable prices and their prices may be more volatile than securities of issuers in more developed markets. Settlements of securities trades in emerging and developing markets may be subject to greater delays than in other markets so that the Fund might not receive the proceeds of a sale of a security on a timely basis. Emerging markets generally have less developed trading markets and exchanges, and legal and accounting systems.

FOREIGN CURRENCY TRANSACTIONS. Investment Funds may engage in foreign currency transactions for a variety of purposes, including “locking in” the U.S. dollar price of a security between trade and settlement date, or hedging the U.S. dollar value of securities held in the Investment Fund. Investment Funds may also engage in foreign currency transactions for non-hedging purposes to generate returns.

Foreign currency transactions may involve, for example, the purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies. Foreign currency transactions may involve an Investment Fund agreeing to exchange an amount of a currency it does not currently own for another currency at a future date. An Investment Fund would typically engage in such a transaction in anticipation of a decline in the value of the currency it sells relative to the currency that the Investment Fund has contracted to receive in the exchange. An Underlying Manager’s success in these transactions will depend principally on its ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

An Investment Fund may enter into forward contracts for hedging and non-hedging purposes in pursuing its investment objective. Forward contracts are transactions involving an obligation to purchase or sell a specific currency at a future date at a specified price. Forward contracts may be used for hedging purposes to protect against uncertainty in the level of future non-U.S. currency exchange rates, such as when an Underlying Manager anticipates purchasing or selling a non-U.S. security. This technique would allow the Underlying Manager to “lock in” the U.S. dollar price of the security. Forward contracts may also be used to attempt to protect the value of an existing holding of non-U.S. securities. Imperfect correlation may exist, however, between the non-U.S securities holdings of the Investment Fund, and the forward contracts entered into with respect to those holdings. In addition, forward contracts may be used for non-hedging purposes, such as when an Underlying Manager anticipates that particular non-U.S. currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the applicable investment portfolio. Generally, Investment Funds are subject to no requirement that they hedge all or any portion of their exposure to non-U.S. currency risks, and there can be no assurance that hedging techniques will be successful if used.

SMALL CAPITALIZATION ISSUERS. Investment Funds may invest in smaller capitalization companies, including micro cap companies. Investments in smaller capitalization companies often involve significantly greater risks than the securities of larger, better-known companies because they may lack the management expertise, financial resources, product diversification and competitive strengths of larger companies. The prices of the securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies, as these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects. In addition, when selling large positions in small capitalization securities, the seller may have to sell holdings at discounts from quoted prices or may have to make a series of small sales over a period of time.

DISTRESSED SECURITIES. Certain of the companies in whose securities the Investment Funds may invest may be in transition, out of favor, financially leveraged or troubled, or potentially troubled, and may be or have recently been involved in major strategic actions, restructurings, bankruptcy, reorganization or liquidation. These characteristics of these companies can cause their securities to be particularly risky, although they also may offer the potential for high returns. These companies’ securities may be considered speculative, and the ability of the companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic factors affecting a particular industry or specific developments within the companies. Such investments can result in significant or even total losses. In addition, the markets for distressed investment assets are frequently illiquid.

In liquidation (both in and out of bankruptcy) and other forms of corporate reorganization, there exists the risk that the reorganization either will be unsuccessful (due to, for example, failure to obtain requisite approvals), will be delayed (for example, until various liabilities, actual or contingent, have been satisfied) or will result in a distribution of cash or a new security the value of which will be less than the purchase price to an Investment Fund of the security in respect to which such distribution was made.

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In certain transactions, an Investment Fund may not be “hedged” against market fluctuations, or, in liquidation situations, may not accurately value the assets of the company being liquidated. This can result in losses, even if the proposed transaction is consummated.

PURCHASING INITIAL PUBLIC OFFERINGS. Investment Funds may purchase securities of companies in initial public offerings (“IPOs”) or shortly after those offerings are complete. Special risks associated with these securities may include a limited number of shares available for trading, lack of a trading history, lack of investor knowledge of the issuer, and limited operating history. These factors may contribute to substantial price volatility for the shares of these companies. The limited number of shares available for trading in some IPOs may make it more difficult for an Underlying Manager to buy or sell significant amounts of shares without an unfavorable effect on prevailing market prices. In addition, some companies in IPOs are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies, without revenues or operating income, or near-term prospects of achieving revenues or operating income. Further, when an Investment Fund’s asset base is small, a significant portion of an Investment Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Investment Fund.

ILLIQUID PORTFOLIO INVESTMENTS. Investment Funds may invest in securities that are subject to legal or other restrictions on transfer or for which no liquid market exists. The market prices, if any, for such securities tend to be volatile and an Investment Fund may not be able to sell them when the Underlying Manager desires to do so or to realize what the Underlying Manager perceives to be their fair value in the event of a sale. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over the counter markets. Restricted securities may sell at prices that are lower than similar securities that are not subject to restrictions on resale.

PAYMENT IN KIND FOR REPURCHASED SHARES. The Fund does not expect to distribute securities as payment for repurchased Shares except in unusual circumstances, such as in the unlikely event that making a cash payment would result in a material adverse effect on the Fund or on Shareholders not requesting that their Shares be repurchased, or that the Fund has received distributions consisting of securities of Investment Funds or securities from such Investment Funds that are transferable to the Shareholders. In the event that the Fund makes such a distribution of securities as payment for Shares, Shareholders will bear any risks of the distributed securities and may be required to pay a brokerage commission or other costs in order to dispose of such securities.

Securities Believed to Be Undervalued or Incorrectly Valued. Securities that Underlying Managers believe are fundamentally undervalued or incorrectly valued may not ultimately be valued in the capital markets at prices and/or within the time frame the Underlying Managers anticipate. As a result, an Investment Fund in which the Fund invests may lose all or substantially all of its investment in any particular instance. In addition, there is no minimum credit standard that is a prerequisite to an Underlying Manager’s investment in any instrument and some obligations and preferred stock in which an Underlying Manager invests may be less than investment grade.

Activist Trading Strategy. The success of the Fund’s investments in Investment Funds that pursue an activist trading strategy may require, among other things: (i) that the Underlying Manager properly identify companies whose securities prices can be improved through corporate and/or strategic action; (ii) that the Investment Funds acquire sufficient securities of such companies at a sufficiently attractive price; (iii) that the Investment Funds avoid triggering anti-takeover and regulatory obstacles while acquiring their positions; (iv) that management of companies and other security holders respond positively to the Underlying Manager’s proposals; and (v) that the market price of a company’s securities increases in response to any actions taken by companies. There can be no assurance that any of the foregoing will succeed.

Successful execution of an activist strategy will depend on the cooperation of security holders and others with an interest in the company. Some security holders may have interests which diverge significantly from those of the Investment Funds and some of those parties may be indifferent to the proposed changes. Moreover, securities that the Underlying Manager believes are fundamentally undervalued or incorrectly valued may not ultimately be valued in the capital markets at prices and/or within the time frame the Underlying Manager anticipates, even if the Investment Fund’s strategy is successfully implemented. Even if the prices for a company’s securities have increased, there is no assurance that the Investment Fund will be able to realize any increase in the price.

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Interest Rate Risk. The Investment Funds, and therefore the Fund, are subject to the risks of changes in interest rates. A decline in interest rates could reduce the amount of current income the Fund is able to achieve from interest on fixed-income securities, convertible debt and the proceeds of short sales. An increase in interest rates could reduce the value of any fixed income securities and convertible securities owned by the Investment Funds. To the extent that the cash flow from a fixed income security is known in advance, the present value (i.e., discounted value) of that cash flow decreases as interest rates increase; to the extent that the cash flow is contingent, the dollar value of the payment may be linked to then prevailing interest rates. Moreover, the value of many fixed income securities depends on the shape of the yield curve, not just on a single interest rate. Thus, for example, a callable cash flow, the coupons of which depend on a short rate such as three-month LIBOR, may shorten (i.e., be called away) if the long rate decreases. In this way, such securities are exposed to the difference between long rates and short rates. The Investment Funds may also invest in floating rate securities. The value of these investments is closely tied to the absolute levels of such rates, or the market’s perception of anticipated changes in those rates. This introduces additional risk factors related to the movements in specific interest rates that may be difficult or impossible to hedge, and that also interact in a complex fashion with prepayment risks.

Contingent Liabilities. The Fund may from time to time incur contingent liabilities in connection with an investment made through an Investment Fund. For example, the Investment Fund may purchase from a lender a revolving credit facility that has not yet been fully drawn. If the borrower subsequently draws down on the facility, the Investment Fund might be obligated to fund a portion of the amounts due.

General Credit Risks. The value of any underlying collateral, the creditworthiness of the borrower and the priority of the lien are each of great importance. The Underlying Managers cannot guarantee the adequacy of the protection of the Fund’s interests, including the validity or enforceability of the loan and the maintenance of the anticipated priority and perfection of the applicable security interests. Furthermore, the Underlying Managers cannot assure that claims may not be asserted that might interfere with enforcement of the rights of the holder(s) of the relevant debt. In the event of a foreclosure, the liquidation proceeds upon sale of such asset may not satisfy the entire outstanding balance of principal and interest on the loan, resulting in a loss to the Fund. Any costs or delays involved in the effectuation of a foreclosure of the loan or a liquidation of the underlying property will further reduce the proceeds and thus increase the loss. The Fund will not have the right to proceed directly against obligors on bank loans, high yield securities and other fixed income securities selected by the Underlying Managers (“Reference Securities”).

Credit Default Swaps. The Investment Funds may enter into credit default swaps. Under these instruments, an Investment Fund will usually have a contractual relationship only with the counterparty of such credit default swaps and not the issuer of the obligation (the “Reference Obligation”) subject to the credit default swap (the “Reference Obligor”). The Investment Funds will have no direct rights or recourse against the Reference Obligor with respect to the terms of the Reference Obligation nor any rights of set-off against the Reference Obligor, nor any voting rights with respect to the Reference Obligation. The Investment Funds will not directly benefit from the collateral supporting the Reference Obligation and will not have the benefit of the remedies that would normally be available to a holder of such Reference Obligation. In addition, in the event of the insolvency of the credit default swap counterparty, the Investment Fund will be treated as a general creditor of such counterparty and will not have any claim with respect to the Reference Obligation. Consequently, the Investment Fund will be subject to the credit risk of the counterparty and in the event the Investment Fund will be selling credit default swaps, the Investment Fund will also be subject to the credit risk of the Reference Obligor. As a result, concentrations of credit default swaps in any one counterparty expose the Investment Fund to risk with respect to defaults by such counterparty.

Short Positions. Short positions may comprise a significant portion of any Investment Fund’s investments and, therefore, of the Fund’s overall portfolio. In short selling, an Investment Fund will sell securities it does not own by borrowing such securities from a third party, such as a broker-dealer. Short positions may be held for both profit opportunities and for hedging purposes. An Underlying Manager may from time to time engage in short sales for an Investment Fund in an approach known as “pairs trading,” where the Investment Fund combines a long position in a particular security with a short position in a similar security in the same or related industry or sector. Pairs trading may be undertaken for speculative and/or hedging purposes and may be weighted toward either the long or short side of the position. An Underlying Manager may from time to time also make short sales “against the box”, where the Investment Fund retains a long position in the same security. At any particular time, the Fund’s portfolio overall may be “net long” (i.e., the value of long positions, at cost, will be greater than the net exposure on short positions) or “net short” (net exposure on short positions will be greater than the value of long positions).

Repurchase and Reverse Repurchase Agreements. The Investment Funds may enter into repurchase and reverse repurchase agreements. When an Investment Fund enters into a repurchase agreement, it “sells” securities to a broker-dealer or financial institution, and agrees to repurchase such securities on a mutually agreed date for the price paid by the broker-dealer or financial institution, plus interest at a negotiated rate. In a reverse repurchase transaction, an Investment Fund “buys” securities issued from a broker-dealer or financial institution, subject to the obligation of the broker-dealer or financial institution to repurchase such securities at the price paid by the Investment Fund, plus interest at a negotiated rate. The use of repurchase and reverse repurchase agreements by an Investment Fund involves certain risks. For example, if the seller of securities to the Investment Fund under a reverse repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Investment Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Investment Fund’s ability to dispose of the underlying securities may be restricted. It is possible, in a bankruptcy or liquidation scenario, that the Investment Fund may not be able to substantiate its interest in the underlying securities. Finally, if a seller defaults on its obligation to repurchase securities under a reverse repurchase agreement, the Investment Fund may suffer a loss to the extent that it is forced to liquidate its position in the market, and proceeds from the sale of the underlying securities are less than the repurchase price agreed to by the defaulting seller. Similar elements of risk arise in the event of the bankruptcy or insolvency of the buyer.

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Bank Debt Transactions. Bank debt will be included as Reference Securities. Special risks associated with investments in bank loans and participations include (i) the possible invalidation of an investment transaction as a fraudulent conveyance under relevant creditors’ rights laws, (ii) so-called lender-liability claims by the issuer of the obligations, (iii) environmental liabilities that may arise with respect to collateral securing the obligations, and (iv) limitations on the ability of the holder of the interest affecting the Fund to directly enforce its rights with respect to participations. Successful claims in respect of such matters may reduce the cash flow and/or market value of certain of the Reference Securities.

In addition to the special risks generally associated with investments in bank loans described above, the Fund’s investments (through the Investment Funds) in second-lien and unsecured bank loans will entail additional risks, including (i) the subordination of the Fund’s claims to a senior lien in terms of the coverage and recovery from the collateral and (ii) with respect to second-lien loans, the prohibition of or limitation on the right to foreclose on a second-lien or exercise other rights as a second-lien holder, and with respect to unsecured loans, the absence of any collateral on which the Fund may foreclose to satisfy its claim in whole or in part. In certain cases, therefore, no recovery may be available from a defaulted second-lien loan. The Fund’s investments (through the Investment Funds) in bank loans of below investment grade companies also entail specific risks associated with investments in non-investment grade securities.

Complexity of Quantitative Trading Strategies; Reliance on Technology. Many of the investments that the Underlying Managers are expected to trade on behalf of the Fund, and many of the trading strategies that the Underlying Managers are expected to execute on behalf of the Fund, are highly complex. In certain cases, the successful application of a particular trading strategy may require relatively sophisticated mathematical calculations and relatively complex computer programs.

* * *

LIMITS OF RISK DISCLOSURES.   The above discussions of the various risks, and the related discussion of risks in the SAI, that are associated with the Fund, the Shares and the Investment Funds are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. Prospective investors should read this entire Prospectus and consult with their own advisers before deciding whether to invest in the Fund. In addition, as the Fund’s investment program changes or develops over time, an investment in the Fund may be subject to risk factors not currently contemplated or described in this Prospectus.

In view of the risks noted above, the Fund should be considered a speculative investment and prospective investors should invest in the Fund only if they can sustain a complete loss of their investment.

No guarantee or representation is made that the investment program of the Fund will be successful or that the Fund will achieve its investment objective.

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Prior Performance OF SIMILAR ACCOUNTS

The Sub-Adviser has experience managing other private funds with substantially similar investment objectives, policies and strategies as the Fund. Apart from the aforementioned private funds, the Sub-Adviser has managed no other funds or accounts with substantially similar investment objectives, policies and strategies as the Fund. The tables below illustrate the past performance of the Sub-Adviser in managing the aforementioned private funds and do not represent the performance of the Fund.

This performance history is net of all fees charged to investors in the accounts constituting the composites and reflects the impact of any expense reimbursements or waivers. Net of fee returns are calculated (i) net of trading expenses; (ii) net of representative investment advisory fees (including performance-based fees); and (iii) net of all withholding taxes on foreign dividends. The performance for the Fund would differ from the information below to the extent that the Fund and the similarly managed accounts do not have the same expenses. The fees and expenses of the similarly managed accounts are lower than those of the Fund and performance of the similarly managed accounts would be lower if the fees and expenses of the Fund were used. Past performance is no indication of future returns. All returns are unaudited.

AVERAGE ANNUAL RETURNS (October 2004-December 2013)
1 Year	5 Years	Since Inception
12.43%	11.47%	8.67%

MONTHLY PERFORMANCE (%) NET OF FEES

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year
2013	1.95%	0.75%	0.79%	0.76%	1.50%	0.61%	0.73%	0.47%	1.37%	0.76%	1.04%	1.03%	12.43%
2012	1.61%	1.09%	1.03%	0.14%	-0.42%	0.12%	0.75%	1.05%	1.07%	0.98%	1.35%	1.68%	10.93%
2011	1.03%	0.93%	0.77%	0.94%	0.66%	-0.01%	0.76%	-1.24%	-0.66%	0.83%	-0.11%	0.46%	4.42%
2010	0.75%	0.54%	1.11%	0.58%	-1.91%	-1.08%	1.06%	0.86%	1.84%	1.30%	0.69%	1.72%	7.65%
2009	2.76%	1.25%	0.36%	0.67%	3.13%	2.10%	2.41%	2.21%	2.18%	0.57%	1.13%	1.96%	22.77%
2008	-1.76%	2.38%	-1.62%	0.60%	2.05%	0.79%	-0.75%	-1.65%	-6.78%	-7.03%	-2.21%	-2.61%	-17.52%
2007	1.37%	0.91%	1.90%	2.03%	1.92%	1.05%	-0.40%	-2.99%	0.89%	2.25%	0.59%	0.62%	10.51%
2006	0.89%	0.79%	1.36%	1.11%	0.36%	1.20%	1.23%	0.95%	0.34%	1.37%	2.73%	1.82%	15.06%
2005	0.24%	2.80%	0.67%	-0.90%	1.53%	2.18%	1.50%	0.81%	1.20%	-1.28%	1.11%	1.87%	12.30%
2004										1.35%	2.48%	2.47%	6.43%

This information above does not indicate how the Fund has performed or will perform in the future. Performance will vary based on many factors, including market conditions, the composition of the Fund’s holdings and the Fund’s expenses. Investments held by the Fund will not be identical to the investments of the private fund reflected in the returns shown above. The Fund’s results in the future may also be different because the private funds are not subject to certain investment limitations, diversification requirements and other restrictions under the Investment Company Act or Subchapter M of the Code. The returns were not calculated using SEC standard methodology. Instead, the returns were calculated by the Investment Manager using Global Investment Performance Standards ("GIPS"), although the Sub-Adviser is not a GIPS-compliant firm. The prior performance information represents the historical performance for similarly managed accounts and is not the Fund’s performance or indicative of the Fund’s future performance.

FUND PERFORMANCE

The table below illustrates the performance of the Fund. Past performance is no indication of future returns. The Fund commenced operations as a private fund on October 1, 2013. Information for periods prior to December 20, 2013 reflects the Fund’s performance as a privately placed unregistered fund. The performance history is net of all fees and reflects the impact of the Expense Limitation and Reimbursement Agreement. If the Expense Limitation and Reimbursement Agreement were not in place, the Fund’s performance would be reduced. Because the Fund has less than one full calendar year of performance, the average annual total return table has been omitted.

MONTHLY PERFORMANCE (%) NET OF FEES

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year
2013										0.76%	1.04%	1.03%	12.43%

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MANAGEMENT OF THE FUND

THE BOARD OF TRUSTEES.  The Board has overall responsibility for the management and supervision of the business operations of the Fund on behalf of the Shareholders. A majority of the Board is and will be persons who are not “interested persons,” as defined in Section 2(a)(19) of the Investment Company Act (the “Independent Trustees”). To the extent permitted by the Investment Company Act and other applicable law, the Board may delegate any of its rights, powers and authority to, among others, the officers of the applicable fund, any committee of such board, or service providers. See “BOARD OF TRUSTEES AND OFFICERS” in the Fund’s SAI for the identities of the Trustees and executive officers of the Fund, brief biographical information regarding each of them, and other information regarding the election and membership of the Board.

THE ADVISERS.   Vivaldi Asset Management, LLC serves as the investment adviser (the “Investment Manager”) of the Fund. Infinity Capital Advisors, LLC serves as sub-adviser to the Fund (the “Sub-Adviser” and, together with the Investment Manager, the “Advisers”). Each of the Advisers is an investment adviser registered with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Investment Manager registered with the SEC as an investment adviser in 2013 and has not previously advised a registered investment company.

As of February 26, 2014, the Investment Manager and its affiliates had assets under management of approximately $462 million.

The Investment Manager and its affiliates serve as investment managers to other funds that have investment programs which are similar to the investment program of the Fund, and the Investment Manager and/or its affiliates may in the future serve as an investment manager or otherwise manage or direct the investment activities of other registered and/or private investment companies with investment programs similar to the investment program of the Fund. See “PRINCIPAL RISK FACTORS.”

The Sub-Adviser is controlled by Infinity Capital Partners, LLC (“Infinity”), an independent, privately owned fund of hedge funds manager based in Atlanta, Georgia. Founded in 2002, Infinity is owned and managed by its principal partners. Infinity’s investors include high net worth individuals, family offices, wealth management firms, institutional investors.

INVESTMENT MANAGEMENT COMMITTEE. The personnel of the Sub-Adviser who currently have primary responsibility for management of the Fund (the “Investment Committee”) are as follows:

JEFFREY J. VALE – Partner and Chief Investment Officer – Mr. Vale joined Infinity in 2002 and has been active in the investment management industry for over twenty years. Jeff is primarily responsible for overseeing portfolio manager evaluation and selection, investment policy implementation and ongoing due diligence. He leads the Investment Committee and serves as Portfolio Manager for the Infinity flagship funds. Prior to joining Infinity, Jeff was a Senior Analyst for Long Bow Capital Management, LLC – a long/short equity hedge fund. Before Long Bow, Jeff was an analyst at Wilshire Associates and an Associate Portfolio Manager at Concord International Investments. He holds the Chartered Alternative Investment Analyst designation and earned a B.S. in Finance and Economics from New York University and a MBA from Emory University.

MILTON L. WILLIAMS, III – Partner and Chief Operating Officer – Mr. Williams joined Infinity in 2002, has over fifteen years’ experience in the investment management field and is a member of the Investment Committee. Milton is responsible for all facets of business development, marketing and client relations. Prior to joining Infinity Capital Partners, Milton was an Institutional Equity Sales-Trader for The Volume Investor/Neovest Trading, a NASD Broker/Dealer whose primary focus is serving the hedge fund community. Before Neovest Trading, he served as an equity trader for PTG, LLC– a proprietary trading firm and worked for Interstate/Johnson Lane, Inc., in their private client group focusing on high-net worth clients. Milton earned a B.S. in Finance from Louisiana State University.

R. PHILLIP JARRELL, Jr. – Partner and Head of Business Development – Mr. Jarrell joined Infinity in 2010, has been active in the investment management field for over 18 years and is a member of the Investment Committee. Phillip is responsible for marketing, distribution and all aspects of business development. Prior to joining Infinity Capital, he was a Vice President and Major Account Manager with Thomson Reuters where he was responsible for fifteen of the largest financial institutions in the Southeast .  Before Thomson Reuters, he served as Vice President and Head of Hedge Funds for the software division of Neovest.   Phillip started his financial services career as a Financial Consultant at Merrill Lynch and went on to hold various positions with Bridge Information Systems and Trust Company Bank (now known as SunTrust). He earned a B.S. in Finance from Georgia State University.

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STEVEN P. BARTH, CFA, CPA – Partner and Portfolio Manager – Mr. Barth joined Infinity in 2013, has fifteen years’ experience in the investment management field and is a member of the Investment Committee. Steve is responsible for implementing the investment policies and performing due diligence on fund managers. Most recently, Steve was President and Chief Investment Officer for BT Wealth Management where he led the Investment Committee and implemented the investment policy for clients’ portfolios. Prior to joining BT Wealth, Steve worked for Earnest Partners, as a Portfolio Manager and Research Analyst for Crawford Investment Counsel and as an associate for Homrich & Berg, Inc. Steve started his career as a tax consultant for Deloitte & Touche and holds a B.S. and a M.A. of Accounting from the University of Florida.

THE INVESTMENT MANAGEMENT AGREEMENT. The Investment Management Agreement between the Investment Manager and the Fund and the Sub-Advisory Agreement between the Investment Manager and the Sub-Adviser (collectively, the “Agreements”) became effective as of August 16, 2013, and will continue in effect for an initial two-year term. Thereafter, Agreements will continue in effect from year to year provided such continuance is specifically approved at least annually by (i) the vote of a majority of the outstanding voting securities of the Fund, or a majority of the Board, and (ii) the vote of a majority of the Independent Trustees of the Fund, cast in person at a meeting called for the purpose of voting on such approval. See “VOTING.” The Agreements will terminate automatically if assigned (as defined in the Investment Company Act), and are terminable at any time without penalty upon 60 days’ written notice to the Fund by either the Board or the Investment Manager (or Sub-Adviser, as applicable). If and when the Fund registers under the Investment Company Act, a discussion regarding the basis for the Board’s approval of the Agreements, or any other investment advisory contracts, will be available in the Fund’s first annual or semi-annual report to Shareholders.

The Agreements provide that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund, the Advisers and any partner, director, officer or employee of the Advisers, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable to the Fund for any error of judgment, for any mistake of law or for any act or omission by the person in connection with the performance of services to the Fund. The Agreements also provide for indemnification, to the fullest extent permitted by law, by the Fund, of the Advisers, or any partner, director, officer or employee of the Advisers, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Fund, so long as the liability or expense is not incurred by reason of the person’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund.

INVESTMENT MANAGEMENT FEE

The Fund pays to the Investment Manager an investment management fee (the “Investment Management Fee”) in consideration of the advisory and other services provided by the Investment Manager to the Fund. Pursuant to the Investment Management Agreement, the Fund pays the Investment Manager a monthly Investment Management Fee equal to 1.25% on an annualized basis of the Fund’s NAV as of each month-end, subject to certain adjustments. The Investment Management Fee will be paid to the Investment Manager before giving effect to any repurchase of Shares in the Fund effective as of that date, and will decrease the net profits or increase the net losses of the Fund that are credited to its Shareholders. NAV means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund; provided that for purposes of determining the Investment Management Fee payable to the Investment Manager for any month, NAV will be calculated prior to any reduction for any fees and expenses of the Fund for that month, including, without limitation, the Investment Management Fee payable to the Investment Manager for that month. The Investment Management Fee will be computed as of the last day of each month, and will be due and payable in arrears within thirty-five business days after the end of the month. The Investment Manager pays the Sub-Adviser 50% of the Investment Management Fee it receives from the Fund.

PLATFORM MANAGER

Registered Fund Solutions, LLC, a Delaware limited liability company (the “Platform Manager”) acts as the manager of an administrative platform for registered investment companies such as the Fund. Pursuant to an agreement (“Platform Management Agreement”) between the Fund and the Platform Manager, the Platform Manager provides various services (“Program Services”) to the Fund, including some or all of the following:

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(a)    Coordinating organizational, quarterly and special meetings of the Fund’s Board, preparing and distributing relevant materials and information to Board members and affected service providers to the Fund including but not limited to the Fund’s: administrator, accounting agent, transfer agent, custodian, compliance service, auditors, legal counsel, distributor and insurance carriers, coordinating and facilitating Fund insurance coverage and other jointly-provided services, and providing all other administrative and organizational services necessary to facilitate the efficient operation of the Fund on the Platform. The Platform Manager will periodically review the status of the non-investment advisory service provider and professional firms to attempt to identify developing circumstances that may materially affect such firms’ ability to most effectively service the Fund. The Platform Manager will provide a report to the Board at least annually or as it deems necessary. Regardless of the report and its findings, in no event shall the Platform Manager be responsible for the quality, performance or outcome of the services rendered to the Fund by the service providers and/or professional firms. This report in no way relieves the providers and/or professional firms from their obligation, duty or requirement to effectively perform their services and to communicate and report to the Fund’s Board.

(b)    Providing for and/or making arrangements for adequate meeting facilities for the Fund’s quarterly and periodic Board meetings as necessary.

(c)    Following relevant industry news, trends, important topics and best practices as they relate to investment products, providers, professional firms, technologies, services and regulatory/legal issues.

(d)    Maintaining all books and records of the Fund required by Rule 31a-1 under the Investment Company Act (other than those records being maintained by the Fund’s administrator, custodian or transfer agent) and preserving such records for the periods prescribed therefore by Rule 31a-2 of the Investment Company Act.

In consideration of the Platform Manager providing (or engaging other parties to provide) the Program Services, the Fund pays the Platform Manager a monthly fee (the “Platform Manager Fee”) at an annual rate of 0.08% on the first $150,000,000 and 0.05% on assets in excess of $150,000,0000, subject to an annual minimum of $2,083. Effective January 1, 2015, the Platform Manager Fee will be 0.10% on the first $150,000,000 and 0.05% on assets in excess of $150,000,000, subject to an annual minimum of $2,916.66. The Platform Manager Fee is payable monthly in arrears, based upon the Fund’s net assets as of month-end. For purposes of determining the Platform Manager Fee payable to the Platform Manager for any month, NAV will be calculated prior to any reduction for any fees and expenses of the Fund for that month, including, without limitation, the Platform Manager Fee payable to the Platform Manager for that month. Pursuant to the Platform Manager Agreement, the Platform Manager will bear all of its own overhead expenses, including but not limited to rent, salaries, office equipment and communications expenses. In addition, the Platform Manager is responsible for the payment of the compensation and expenses of those Managers affiliated with the Platform Manager, and making available, without expense to the Fund, the services of such individuals, subject to their individual consent to serve and to any limitations imposed by law.

DISTRIBUTOR

Effective February 26, 2014, Foreside Fund Services, LLC (the “Distributor”), whose principal business address is Three Canal Plaza, Suite 100, Portland, Maine 04101, acts as distributor to the Fund on a best-efforts basis, subject to various conditions, pursuant to a distribution agreement (“Distribution Agreement”) between the Fund and the Distributor.

Shares in the Fund are offered with a maximum sales charge of 3.00% of the subscription amount. The Fund or Investment Manager may elect to reduce, otherwise modify or waive the sales charge with respect to any Shareholder. No sales charge is expected to be charged with respect to investments by the Investment Manager, its affiliates, and its directors, principals, officers and employees and others in the Fund’s sole discretion.

Effective February 26, 2014, the Distributor may enter into selling agreements with brokers and dealers in connection with the offering of Shares and for negotiating the terms of any such arrangements. Such financial intermediaries shall receive any applicable sales charge.

Neither the Distributor nor any other party is obligated to buy from the Fund any of the Shares. There is no minimum aggregate amount of Shares required to be purchased in the initial public offering or any subsequent offering. In addition, the Distributor does not intend to make a market in the Shares.

The Investment Manager and/or its affiliates may make payments to selected affiliated or unaffiliated third parties (including the parties who have entered into selling agreements with the Distributor) from time to time in connection with the distribution of Shares and/or the servicing of Shareholders and/or the Fund. These payments will be made out of the Investment Manager’s and/or affiliates’ own assets and will not represent an additional charge to the Fund. The amount of such payments may be significant in amount and the prospect of receiving any such payments may provide such third parties or their employees with an incentive to favor sales of Shares of the Fund over other investment options. Contact your financial intermediary for details about revenue sharing payments it receives or may receive.

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Pursuant to the Distribution Agreement, the Distributor is solely responsible for its costs and expenses incurred in connection with its qualification as a broker-dealer under state or federal laws. The Distribution Agreement also provides that the Fund will indemnify the Distributor and its affiliates and certain other persons against certain liabilities. Specifically, the Distribution Agreement provides that the Fund and the Investment Manager will indemnify, defend and hold the Distributor, its employees, agents, directors and officers and any person who controls the Distributor free and harmless from and against any and all claims arising out of or based upon (i) any material action (or omission to act) of the Distributor or its agents taken in connection with the Distribution Agreement; provided that such action (or omission to act) is taken without willful misfeasance, gross negligence or reckless disregard by the Distributor of its duties and obligations under the Distribution Agreement; (ii) any untrue or alleged untrue statement of a material fact contained in the Prospectus or related offering materials or any omission or alleged omission to state a material fact required to be stated in the Prospectus or related offering materials or necessary to make the statements in any Prospectus or related offering materials not misleading, unless such statement or omission was made in reliance upon, and in conformity with, information furnished in writing to the Fund or the Investment Manager in connection with the preparation of the Fund’s Prospectus or related offering materials by or on behalf of the Distributor; (iii) any material breach of the agreements, representations, warranties and covenants by the Fund and the Investment Manager in the Distribution Agreement; or (iv) the reliance on or use by the Distributor or its agents or subcontractors of information, records, documents or services which have been prepared, maintained or performed by the Funds or the Investment Manager.

Pursuant to an agreement between the Distributor and the Investment Manager, the Investment Manager has also agreed to compensate and reimburse the Distributor for its provision to the Fund of any distribution services.

ADMINISTRATION

The Fund has retained the Administrator, J.D. Clark & Co. (a division of UMB Fund Services, Inc.), whose principal business address is 803 W. Michigan, Milwaukee, WI 53233, to provide administrative services, and to assist with operational needs. The Administrator provides such services to the Fund pursuant to an administration agreement between the Fund and the Administrator (the “Administration Agreement”). The Administrator is responsible directly or through its agents for, among other things, providing the following services to each of the Fund; (1) maintaining a list of Shareholders and generally performing all actions related to the issuance and repurchase of Shares of the Fund, if any, including delivery of trade confirmations and capital statements; (2) providing certain administrative, clerical and bookkeeping services; (3) providing transfer agency services, services related to the payment of distributions, and accounting services; (4) computing the NAV of the Fund in accordance with U.S. generally accepted accounting principles and procedures defined in consultation with the Investment Manager; (5) overseeing the preparation of semi-annual and annual financial statements of the Fund in accordance with U.S. generally accepted accounting principles, quarterly reports of the operations of the Fund and information required for tax returns; (6) supervising regulatory compliance matters and preparing certain regulatory filings; and (7) performing additional services, as agreed upon, in connection with the administration of the Fund. The Administrator may from time to time delegate its responsibilities under the Administration Agreement to one or more parties selected by the Administrator, including its affiliates or affiliates of the Investment Manager.

In consideration for these services, the Fund pays the Administrator a minimum monthly administration fee of $2,500, or $30,000 on an annualized basis (the “Administration Fee”). The Administration Fee is paid to the Administrator out of the assets of the Fund and therefore decreases the net profits or increases the net losses of the Fund. The Administrator is also reimbursed by the Fund for out-of-pocket expenses relating to services provided to the Fund, and receives a fee for transfer agency services. The Administration Fee and the other terms of the Administration Agreement may change from time to time as may be agreed to by the Fund and the Administrator.

The Administration Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund, the Administrator and any partner, director, officer or employee of the Administrator, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable to the Fund for any error of judgment, for any mistake of law or for any act or omission by the person in connection with the performance of administration services for the Fund. The Administration Agreement also provides for indemnification, to the fullest extent permitted by law, by the Fund or the Administrator, or any partner, director, officer or employee of the Administrator, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which the person may be liable that arises in connection with the performance of services to such fund, so long as the liability or expense is not incurred by reason of the person’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to such fund.

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CUSTODIAN

UMB Bank, N.A. (the “Custodian”), an affiliate of the Administrator, serves as the primary custodian of the assets of the Fund, and may maintain custody of such assets with U.S. and non-U.S. subcustodians (which may be banks and trust companies), securities depositories and clearing agencies in accordance with the requirements of Section 17(f) of the Investment Company Act and the rules thereunder. Assets of the Fund are not held by the Investment Manager or commingled with the assets of other accounts other than to the extent that securities are held in the name of the Custodian or U.S. or non-U.S. subcustodians in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian’s principal business address is 1010 Grand Blvd., Kansas City, MO 64106.

FUND EXPENSES

The Fund will pay all of its expenses, or reimburse the Advisers or their affiliates to the extent they have previously paid such expenses on behalf of the Fund. The expenses of the Fund include, but are not limited to, any fees and expenses in connection with the offering and issuance of Shares; all fees and expenses reasonably incurred in connection with the operation of the Fund; all fees and expenses directly related to portfolio transactions and positions for the Fund’s account such as direct and indirect expenses associated with the Fund’s investments, and enforcing the Fund’s rights in respect of such investments; quotation or valuation expenses; the Investment Management Fee, the Platform Manager Fee and the Administration Fee; brokerage commissions; interest and fees on any borrowings by the Fund; professional fees; research expenses (including, without limitation, expenses of consultants who perform fund manager due diligence research); fees and expenses of outside legal counsel (including fees and expenses associated with the review of documentation for prospective investments by the Fund), including foreign legal counsel; accounting, auditing and tax preparation expenses; fees and expenses in connection with repurchase offers and any repurchases or redemptions of Shares; taxes and governmental fees (including tax preparation fees); fees and expenses of any custodian, subcustodian, transfer agent, and registrar, and any other agent of the Fund; all costs and charges for equipment or services used in communicating information regarding the Fund’s transactions with any custodian or other agent engaged by the Fund; bank services fees; costs and expenses relating to any amendment of the Agreement and Declaration of Trust or other organizational documents of the Fund; expenses of preparing, amending, printing, and distributing the Prospectus and any other sales material (and any supplements or amendments thereto), reports, notices, other communications to Shareholders, and proxy materials; expenses of preparing, printing, and filing reports and other documents with government agencies; expenses of Shareholders’ meetings, including the solicitation of proxies in connection therewith; expenses of corporate data processing and related services; shareholder recordkeeping and account services, fees, and disbursements; expenses relating to investor and public relations; fees and expenses of the members of the Board who are not employees of the Advisers or their affiliates; insurance premiums; Extraordinary Expenses (as defined below); and all costs and expenses incurred as a result of dissolution, winding-up and termination of the Fund. The Fund may need to sell portfolio securities to pay fees and expenses, which could cause the Fund to realize taxable gains.

“Extraordinary Expenses” means all expenses incurred by the Fund outside of the ordinary course of its business, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or dispute and the amount of any judgment or settlement paid in connection therewith, or the enforcement of the rights against any person or entity; costs and expenses for indemnification or contribution payable to any person or entity; expenses of a reorganization, restructuring or merger, as applicable; expenses of holding, or soliciting proxies for, a meeting of shareholders (except to the extent relating to items customarily addressed at an annual meeting of a registered closed-end management investment company); and the expenses of engaging a new administrator, custodian, transfer agent or escrow agent.

The Advisers will bear all of their expenses and costs incurred in providing investment advisory services to the Fund, including travel and other expenses related to the selection and monitoring of investments. In addition, the Advisers are responsible for the payment of the compensation and expenses of those officers of the Fund affiliated with the Advisers, and making available, without expense to the Fund, the services of such individuals, subject to their individual consent to serve and to any limitations imposed by law.

The Fund will bear directly certain ongoing offering costs associated with any periodic offers of Shares which will be expensed as they are incurred. Offering costs cannot be deducted by the Fund or the Shareholders.

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The Investment Manager and the Sub-Adviser have entered into an expense limitation and reimbursement agreement (the “Expense Limitation and Reimbursement Agreement”) with the Fund, whereby the Investment Manager and the Sub-Adviser have jointly agreed to waive fees that they would otherwise have paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Total Annual Expenses (excluding taxes, interest, brokerage commissions, certain transaction-related expenses, extraordinary expenses, and any acquired fund fees and expenses) do not exceed 1.50% on an annualized basis (the “Expense Limit”). For a period not to exceed three years from the date on which a Waiver is made, the Investment Manager and/or the Sub-Adviser may recoup amounts waived or assumed, provided they are able to effect such recoupment and remain in compliance with the Expense Limit. The Expense Limitation and Reimbursement Agreement has an initial three-year term and will automatically renew for consecutive one-year terms thereafter unless sooner terminated. None of the Fund, the Investment Manager, or the Sub-Adviser may terminate the Expense Limitation and Reimbursement Agreement during the initial three-year term.

The Fund’s fees and expenses will decrease the net profits or increase the net losses of the Fund that are credited to Shareholders.

VOTING

Each Shareholder will have the right to cast a number of votes, based on the value of such Shareholder’s Shares, at any meeting of Shareholders called by the Board. Except for the exercise of such voting privileges, Shareholders will not be entitled to participate in the management or control of the Fund’s business, and may not act for or bind the Fund.

CONFLICTS OF INTEREST

The Fund may be subject to a number of actual and potential conflicts of interest.

The Advisers and their affiliates engage in financial advisory activities that are independent from, and may from time to time conflict with, those of the Fund. In the future, there might arise instances where the interests of such affiliates conflict with the interests of the Fund. The Advisers and their affiliates may provide services to, invest in, advise, sponsor and/or act as investment manager to investment vehicles and other persons or entities (including prospective investors in the Fund) which may have structures, investment objectives and/or policies that are similar to (or different than) those of the Fund; which may compete with the Fund for investment opportunities; and which may, subject to applicable law, co-invest with the Fund in certain transactions. In addition, the Advisers, their affiliates and their respective clients may themselves invest in securities that would be appropriate for the Fund. By acquiring Shares, each Shareholder will be deemed to have acknowledged the existence of any such actual and potential conflicts of interest and to have waived any claim with respect to any liability arising from the existence of any such conflict of interest.

Although the Advisers and their affiliates will seek to allocate investment opportunities among the Fund and their other clients in a fair and reasonable manner, there can be no assurance that an investment opportunity which comes to the attention of the Advisers and their affiliates will be appropriate for the Fund or will be referred to the Fund. The Advisers and their affiliates are not obligated to refer any investment opportunity to the Fund.

The directors, partners, trustees, managers, members, officers and employees of the Advisers and their affiliates may buy and sell securities or other investments for their own accounts (including through funds managed by the Investment Manager or its affiliates). As a result of differing trading and investment strategies or constraints, investments may be made by directors, partners, trustees, managers, members, officers and employees that are the same, different from or made at different times than investments made for the Fund. To reduce the possibility that the Fund will be materially adversely affected by the personal trading described above, each of the Fund and the Advisers and have adopted codes of ethics (collectively, the “Codes of Ethics”) in compliance with Section 17(j) of the Investment Company Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the portfolio transactions of the Fund. The Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. The Codes of Ethics are also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by email at publicinfo@sec.gov or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

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OUTSTANDING SECURITIES

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by Fund or for its Account	(4) Amount Outstanding Exclusive of Amount Shown Under (3)
Shares	Unlimited	$23,466,879	22,564,306

As of January 31, 2014

TENDER OFFERS/OFFERS TO REPURCHASE

A substantial portion of the Fund’s investments are illiquid. For this reason, the Fund is structured as a closed-end fund, which means that the Shareholders will not have the right to redeem their Shares on a daily basis. In addition, the Fund does not expect any trading market to develop for the Shares. As a result, if investors decide to invest in the Fund, they will have very limited opportunity to sell their Shares.

At the discretion of the Board and provided that it is in the best interests of the Fund and the Shareholders to do so, the Fund intends to provide a limited degree of liquidity to the Shareholders by conducting repurchase offers generally quarterly beginning on [September 30, 2014] (or such earlier or later date as the Board may determine), with a Valuation Date (as defined below) on or about March 31, June 30, September 30 and December 31 of each year.

The Board will consider the following factors, among others, in making its determination for the Fund to make each repurchase offer:

•	the recommendation of the Investment Manager;

•	whether any Shareholders have requested to tender Shares or portions thereof to the Fund;

•	the liquidity of the Fund’s assets (including fees and costs associated with withdrawing from investments);

•	the investment plans and working capital requirements of the Fund;

•	the relative economies of scale with respect to the size of the Fund;

•	the history of the Fund in repurchasing Shares or portions thereof;

•	the availability of information as to the value of the Fund’s assets;

•	the economic condition of the securities markets and the economy generally as well as political, national or international developments or current affairs; and

•	the anticipated tax consequences to the Fund of any proposed repurchases of Shares or portions thereof.

Each repurchase offer ordinarily will be limited to the repurchase of approximately 25% of the Fund’s Shares but the Board will set an amount based on relevant factors, including the liquidity of the Fund’s positions and the Shareholders’ desire for liquidity. A Shareholder whose Shares (or a portion thereof) are repurchased by the Fund will not be entitled to a return of any sales charge that was charged in connection with the Shareholder’s purchase of the Shares.

Shares will be repurchased at their NAV determined as of approximately March 31, June 30, September 30 and December 31, as applicable (each such date, a “Valuation Date”). Shareholders tendering Shares for repurchase will be asked to give written notice of their intent to do so by the date specified in the notice describing the terms of the applicable repurchase offer, which date will be approximately 95 days prior to the date of repurchase by the Fund. Shareholders who tender may not have all of the tendered Shares repurchased by the Fund. If over-subscriptions occur, the Fund may elect to repurchase less than the full amount that a Shareholder requests to be repurchased. In such an event, the Fund may repurchase only a pro rata portion of the amount tendered by each Shareholder.

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The decision to offer to repurchase Shares is in the complete and absolute discretion of the Board, which may, under certain circumstances, elect not to offer to repurchase Shares. In certain circumstances, the Board may require a Shareholder to tender its Shares.

A Shareholder who tenders for repurchase only a portion of his Shares in the Fund will be required to maintain a minimum account balance of $25,000. If a Shareholder tenders a portion of his Shares and the repurchase of that portion would cause the Shareholder’s account balance to fall below this required minimum (except as a result of pro ration), the Fund reserves the right to reduce the portion of the Shares to be purchased from the Shareholder so that the required minimum balance is maintained. Such minimum capital account balance requirement may also be waived by the Board in its sole discretion, subject to applicable federal securities laws.

TENDER/REPURCHASE PROCEDURES

Due to liquidity restraints associated with the Fund’s investments in Investment Funds it is presently expected that, under the procedures applicable to the repurchase of Shares, Shares will be valued as of the applicable Valuation Date. The Fund will generally pay the value of the Shares repurchased (or as discussed below, 95% of such value if all Shares owned by a Shareholder are repurchased) within approximately 45 days after the Valuation Date. This amount will be subject to adjustment within 45 days after completion of the annual audit of the Fund’s financial statements for the fiscal year in which the repurchase is effected. Shares may be repurchased prior to Investment Fund audits. To mitigate any effects of this, if all Shares owned by a Shareholder are repurchased, the Shareholder will receive an initial payment equal to 95% of the estimated value of the Shares (after adjusting for fees, expenses, reserves or other allocations or redemption charges) within approximately 45 days after the Valuation Date, subject to audit adjustment, and the balance due will be determined and paid within 45 days after completion of the Fund’s annual audit.

Under these procedures, Shareholders will have to decide whether to tender their Shares for repurchase without the benefit of having current information regarding the value of the Shares as of the Valuation Date. The Shareholder may inquire of the Fund, at the telephone number indicated within this Prospectus, as to the value of the Shares last determined. In addition, there will be a substantial period of time between the date as of which the Shareholders must tender the Shares and the date they can expect to receive payment for their Shares from the Fund. However, promptly after the expiration of a repurchase offer, Shareholders whose Shares are accepted for repurchase may be given non-interest bearing, non-transferable promissory notes by the Fund representing the Fund’s obligation to pay for repurchased Shares. Any promissory notes will be held by the Fund Administrator and can be provided upon request by calling J.D. Clark & Co. at 1.877.779.1999. Payments for repurchased Shares may be delayed under circumstances where the Fund has determined to redeem its interest in Investment Funds to make such payments, but has experienced delays in receiving payments from the Investment Funds.

Repurchase of Shares by the Fund are subject to certain regulatory requirements imposed by SEC rules. Notwithstanding the foregoing, the Fund may postpone payment of the repurchase price and may suspend repurchases during any period or at any time.

In accordance with the terms and conditions of the Agreement and Declaration of Trust, the Fund may cause a mandatory repurchase or redemption of all or some of the Shares of a Shareholder, or any person acquiring Shares from or through a Shareholder, in the event that the Board determines or has reason to believe, in its sole discretion, that: (i) its Shares have been transferred to, or has vested in, any person, by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of a Shareholder; (ii) ownership of the Shares by such Shareholder or other person will cause the Fund to be in violation of, or subject the Fund or the Investment Manager to additional registration or regulation under the securities, commodities, or other laws of the United States or any other jurisdiction; (iii) continued ownership of the Shares by such Shareholders may be harmful or injurious to the business or reputation of the Fund or the Investment Manager, or may subject the Fund or any Shareholders to an undue risk of adverse tax or other fiscal consequences; (iv) any representation or warranty made by a Shareholder in connection with the acquisition of Shares was not true when made or has ceased to be true, or the Shareholder has breached any covenant made by it in connection with the acquisition of Shares; or (v) it would be in the best interests of the Fund for the Fund to cause a mandatory redemption of such Shares in circumstances where the Board determines that doing so is in the best interests of the Fund in a manner as will not discriminate unfairly against any Shareholder.

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TRANSFERS OF SHARES

No person shall become a substituted Shareholder of the Fund without the consent of the Fund, which consent may be withheld in its sole discretion. Shares held by Shareholders may be transferred only: (i) by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of the Shareholder; or (ii) under other limited circumstances, with the consent of the Board (which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances).

Notice to the Fund of any proposed transfer must include evidence satisfactory to the Board that the proposed transferee, at the time of transfer, meets any requirements imposed by the Fund with respect to investor eligibility and suitability. See “INVESTOR QUALIFICATIONS.” Notice of a proposed transfer of a Share must also be accompanied by a properly completed investor application in respect of the proposed transferee. In connection with any request to transfer Shares, the Fund may require the Shareholder requesting the transfer to obtain, at the Shareholder’s expense, an opinion of counsel selected by the Fund as to such matters as the Fund may reasonably request. The Board generally will not consent to a transfer of Shares by a Shareholder (i) unless such transfer is to a single transferee, or (ii) if, after the transfer of the Shares, the balance of the account of each of the transferee and transferor is less than $50,000. Each transferring Shareholder and transferee may be charged reasonable expenses, including, but not limited to, attorneys’ and accountants’ fees, incurred by the Fund in connection with the transfer.

Any transferee acquiring Shares by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of the Shareholder, will be entitled to the distributions allocable to the Shares so acquired, to transfer the Shares in accordance with the terms of the Agreement and Declaration of Trust and to tender the Shares for repurchase by the Fund, but will not be entitled to the other rights of a Shareholder unless and until the transferee becomes a substituted Shareholder as specified in the Agreement and Declaration of Trust. If a Shareholder transfers Shares with the approval of the Board, the Fund shall as promptly as practicable take all necessary actions so that each transferee or successor to whom the Shares are transferred is admitted to the Fund as a Shareholder.

By subscribing for Shares, each Shareholder agrees to indemnify and hold harmless the Fund, the Board, the Investment Manager, the Sponsor and each other Shareholder, and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs, and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs, and expenses or any judgments, fines, and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from any transfer made by that Shareholder in violation of the Agreement and Declaration of Trust or any misrepresentation made by that Shareholder in connection with any such transfer.

ANTI-MONEY LAUNDERING

If the Fund, the Advisers or any governmental agency believes that the Fund has sold Shares to, or is otherwise holding assets of, any person or entity that is acting, directly or indirectly, in violation of U.S., international or other anti-money laundering laws, rules, regulations, treaties or other restrictions, or on behalf of any suspected terrorist or terrorist organization, suspected drug trafficker, or senior foreign political figure(s) suspected of engaging in corruption, the Fund, the Advisers or such governmental agency may freeze the assets of such person or entity invested in the Fund or suspend the repurchase of Shares. The Fund may also be required to, or deem it necessary or advisable to, remit or transfer those assets to a governmental agency, in some cases without prior notice to the investor.

CREDIT FACILITY

The Fund may enter into one or more credit agreements or other similar agreements negotiated on market terms (each, a “Borrowing Transaction”) with one or more banks or other financial institutions which may or may not be affiliated with the Investment Manager (each, a “Financial Institution”) as chosen by the Investment Manager and approved by the Board.  The Fund may borrow under a credit facility for a number of reasons, including without limitation, to pay fees and expenses, to make annual income distributions and to satisfy certain Repurchase Offers in a timely manner to ensure liquidity for the investors.  To facilitate such Borrowing Transactions, the Fund may pledge its assets to the Financial Institution.

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CALCULATION OF NET ASSET VALUE

GENERAL

The Fund calculates its NAV as of the close of business on the last day of each month and at such other times as the Board may determine, including in connection with repurchases of Shares, in accordance with the procedures described below or as may be determined from time to time in accordance with policies established by the Board. Shareholders will receive the estimated NAV of the Fund, free of charge upon request.

The Valuation Committee will oversee the valuation of the Fund’s investments on behalf of the Fund. The Board has approved valuation procedures for the Fund (the “Valuation Procedures”). The Valuation Procedures provide that the Fund will value its investments in direct investments and Investment Funds at fair value.

In accordance with the Valuation Procedures, fair value as of each month-end or other applicable accounting periods, as applicable, ordinarily will be the value determined as of such date by each Investment Fund in accordance with the Investment Fund’s valuation policies and reported at the time of the Fund’s valuation. As a general matter, the fair value of the Fund’s interest in an Investment Fund will represent the amount that the Fund could reasonably expect to receive from the Investment Fund if the Fund’s interest was redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. In the event that the Investment Fund does not report a month-end value to the Fund on a timely basis, the Fund will determine the fair value of such Investment Fund based on the most recent final or estimated value reported by the Investment Fund, as well as any other relevant information available at the time the Fund values its portfolio. Using the nomenclature of the hedge fund industry, any values reported as “estimated” or “final” values are expected to reasonably reflect market values of securities when available or fair value as of the Fund’s valuation date. A substantial amount of time may elapse between the occurrence of an event necessitating the pricing of Fund assets and the receipt of valuation information from the Underlying Manager of an Investment Fund.

Prior to the Fund investing in any Investment Fund, the Advisers will conduct a due diligence review of the valuation methodologies utilized by the Investment Fund, which as a general matter will utilize market values when available, and otherwise will utilize principles of fair value that the Advisers reasonably believe to be consistent, in all material respects, with those used by the Fund in valuing its own investments. Although the Valuation Procedures provide that the Advisers will review the valuations provided by the Underlying Managers to the Investment Funds, none of the Board or the Advisers will be able to confirm independently the accuracy of valuations provided by such Underlying Managers, which may be unaudited.

The Fund’s Valuation Procedures require the Advisers to take reasonable steps in light of all relevant circumstances to value the Fund’s portfolio. The Advisers will consider such information, and may conclude in certain circumstances that the information provided by an Underlying Manager does not represent the fair value of the Fund’s interests in the Investment Fund. Although redemptions of interests in Investment Funds are subject to advance notice requirements, Investment Funds will typically make available NAV information to holders which will represent the price at which, even in the absence of redemption activity, the Investment Fund would have effected a redemption if any such requests had been timely made or if, in accordance with the terms of the Investment Fund’s governing documents, it would be necessary to effect a mandatory redemption. Following procedures adopted by the Board, the Advisers will consider whether it is appropriate, in light of all relevant circumstances, to value such interests at the NAV as reported by the Underlying Manager at the time of valuation, or whether to adjust such value to reflect a premium or discount to NAV. In accordance with U.S. generally accepted accounting principles and industry practice, the Fund may not always apply a discount in cases where there is no contemporaneous redemption activity in a particular Investment Fund. In other cases, as when an Investment Fund imposes extraordinary restrictions on redemptions, when other extraordinary circumstances exist, or when there have been no recent transactions in Investment Fund interests, the Fund may determine that it is appropriate to apply a discount to the NAV of the Investment Fund. Any such decision will be made in good faith, and subject to the review and supervision of the Board.

The valuations reported by the Underlying Managers, upon which the Fund calculates its month-end NAV and the NAV of each Share may be subject to later adjustment or revision, based on information reasonably available at that time. For example, any “estimated” values from Investment Funds may be revised and fiscal year-end NAV calculations of the Investment Funds may be audited by their independent auditors and may be revised as a result of such audits. Other adjustments may occur from time to time. Because such adjustments or revisions, whether increasing or decreasing the NAV of the Fund at the time they occur, relate to information available only at the time of the adjustment or revision, the adjustment or revision may not affect the amount of the repurchase proceeds of the Fund received by Shareholders who had their Shares in the Fund repurchased at a NAV calculated prior to such adjustments and received their repurchase proceeds, subject to the ability of the Fund to adjust or recoup the repurchase proceeds received by Shareholders under certain circumstances. As a result, to the extent that such subsequently adjusted valuations from the Underlying Managers or revisions to the NAV of an Investment Fund adversely affect the Fund’s NAV, the outstanding Shares may be adversely affected by prior repurchases to the benefit of Shareholders who had their Shares repurchased at a NAV higher than the adjusted amount. Conversely, any increases in the NAV resulting from such subsequently adjusted valuations may be entirely for the benefit of the outstanding Shares and to the detriment of Shareholders who previously had their Shares repurchased at a NAV lower than the adjusted amount. The same principles apply to the purchase of Shares. New Shareholders may be affected in a similar way.

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The Valuation Procedures provide that, where deemed appropriate by the Advisers and consistent with the Investment Company Act, investments in Investment Funds may be valued at cost. Cost will be used only when cost is determined to best approximate the fair value of the particular security under consideration. For example, cost may not be appropriate when the Fund is aware of sales of similar securities to third parties at materially different prices or in other circumstances where cost may not approximate fair value (which could include situations where there are no sales to third parties). In such a situation, the Fund’s investment will be revalued in a manner that the Advisers, in accordance with the Valuation Procedures, determines in good faith best reflects approximate market value. The Board will be responsible for ensuring that the Valuation Procedures utilized by the Advisers are fair to the Fund and consistent with applicable regulatory guidelines.

To the extent the Fund invests in securities or other instruments that are not investments in Investment Funds, the Fund will generally value such assets as described below. Securities traded (1) on one or more of the U.S. national securities exchanges or the OTC Bulletin Board will be valued at their last sales price, and (2) on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”), at the close of trading on the exchanges or markets where such securities are traded for the business day as of which such value is being determined. Securities traded on NASDAQ for which the NOCP is not available will be valued at the mean between the closing bid and asked prices in this market. Securities traded on a foreign securities exchange generally will be valued at their closing prices on the exchange where such securities are primarily traded and translated into U.S. dollars at the current exchange rate. If an event occurs between the close of the foreign exchange and the computation of the Fund’s NAV that would materially affect the value of the security, the value of such a security will be adjusted to its fair value. Except as specified above, the value of a security, derivative, or synthetic security that is not actively traded on an exchange shall be determined by an unaffiliated pricing service that may use actual trade data or procedures using market indices, matrices, yield curves, specific trading characteristics of certain groups of securities, pricing models, or combinations of these. The Advisers will monitor the value assigned to each security by the pricing service to determine if they believe the value assigned to a security is correct. If the Advisers believe that the value received from the pricing service is incorrect, then the value of the security will be its fair value as determined in accordance with the Valuation Procedures.

Debt securities will be valued in accordance with the Valuation Procedures, which generally provide for using a third-party pricing system, agent, or dealer selected by the Advisers, which may include the use of valuations furnished by a pricing service that employs a matrix to determine valuations for normal institutional size trading units. The Board will monitor periodically the reasonableness of valuations provided by any such pricing service. Debt securities with remaining maturities of 60 days or less, absent unusual circumstances, will be valued at amortized cost, so long as such valuations are determined by the Board to represent fair value.

Assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service. Trading in foreign securities generally is completed, and the values of such securities are determined, prior to the close of securities markets in the United States. Foreign exchange rates are also determined prior to such close. On occasion, the values of securities and exchange rates may be affected by events occurring between the time as of which determination of such values or exchange rates are made and the time as of which the NAV of the Fund is determined. When such events materially affect the values of securities held by the Fund or its liabilities, such securities and liabilities may be valued at fair value as determined in good faith in accordance with procedures approved by the Board.

In general, fair value represents a good faith approximation of the current value of an asset and will be used when there is no public market or possibly no market at all for the asset. The fair values of one or more assets may not be the prices at which those assets are ultimately sold. In such circumstances, the Advisers and/or the Board, in consultation with the Administrator, will reevaluate the Fund’s fair value methodology to determine, what, if any, adjustments should be made to the methodology.

Although the Valuation Procedures approved by the Board and the Fund provide that the Advisers will review the valuations provided by the Administrator (via the Underlying Managers or their administrators), neither the Advisers nor the Administrator will be able to confirm independently the accuracy of any valuations provided thereby.

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Prospective investors should be aware that situations involving uncertainties as to the valuation of portfolio positions could have an adverse effect on the Fund’s net assets if the judgments of the Board and/or the Advisers (in reliance on the Investment Funds and/or their administrators) regarding appropriate valuations should prove incorrect. The Fund may desire to dispose of an interest in an Investment Fund, but be unable to dispose of such interest, and could therefore be obligated to continue to hold the interests for an extended period of time. In such a case, the Administrator, upon consultation with the Advisers, may continue to value the interests in accordance with the Valuation Procedures, without the benefit of the Underlying Manager’s or its administrator’s valuations, and may, if so instructed by the Advisers, in their sole discretion, discount the value of the interests, if applicable, in accordance with the Valuation Procedures.

SUSPENSION OF CALCULATION OF NET ASSET VALUE

As noted above, the Fund calculates its NAV as of the close of business on the last day of each month. However, there may be circumstances where it may not be practicable to determine an NAV, such as during any period when the principal stock exchanges for securities in which Investment Funds have invested their assets are closed other than for weekends and customary holidays (or when trading on such exchanges is restricted or suspended). In such circumstances, the Board (after consultation with the Advisers) may suspend the calculation of NAV.  The Fund will not accept subscriptions for Shares if the calculation of NAV is suspended, and the suspension may require the termination of a pending repurchase offer by the Fund (or the postponement of the Valuation Date for a repurchase offer). Notwithstanding a suspension of the calculation of NAV, the Fund will be required to determine the value of its assets and report NAV in its semi-annual and annual reports to Shareholders, and in its reports on Form N-Q filed with the SEC after the end of the first and third quarters of the Fund’s fiscal year.  The Fund will resume calculation of NAV after the Board (in consultation with the Advisers) determines that conditions no longer require suspension of the calculation of NAV.

TAXES

This summary was written to support the marketing of shares in the Fund. It is not intended to be used, and cannot be used, for the purpose of avoiding penalties that may imposed on an investment in the Fund. You are therefore urged to seek advice based on your particular circumstances from an independent tax adviser.

INTRODUCTION

The following is a summary of certain material federal income tax consequences of acquiring, holding and disposing of Shares. Because the federal income tax consequences of investing in the Fund may vary from Shareholder to Shareholder depending on each Shareholder’s unique federal income tax circumstances, this summary does not attempt to discuss all of the federal income tax consequences of such an investment. Among other things, except in certain limited cases, this summary does not purport to deal with persons in special situations (such as financial institutions, non U.S. persons, insurance companies, entities exempt from federal income tax, regulated investment companies, dealers in commodities and securities and pass through entities). Further, to the limited extent this summary discusses possible foreign, state and local income tax consequences; it does so in a very general manner. Finally, this summary does not purport to discuss federal tax consequences (such as estate and gift tax consequences other than those arising under the federal income tax laws). You are therefore urged to consult your tax advisers to determine the federal, state, local and foreign tax consequences of acquiring, holding and disposing of Shares.

The following summary is based upon the Internal Revenue Code of 1986, as amended (the “Code”), as well as administrative regulations and rulings and judicial decisions thereunder, as of the date hereof, all of which are subject to change at any time (possibly on a retroactive basis). Accordingly, no assurance can be given that the tax consequences to the Fund or its shareholder will continue to be as described herein.

The Fund has not sought or obtained a ruling from the Internal Revenue (the “IRS”) (or any other federal, state, local or foreign governmental agency) or an opinion of legal counsel as to any specific federal, state, local or foreign tax matter that may affect it. Accordingly, although this summary is considered to be a correct interpretation of applicable law, no assurance can be given that a court or taxing authority will agree with such interpretation or with the tax positions taken by the Fund.

Except where specifically noted, this summary relates solely to U.S. Shareholders. A U.S. Shareholder for purposes of this discussion is a person who is a citizen or a resident alien of the U.S., a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) organized under the laws of the U.S. or any political subdivision thereof, an estate whose income is subject to U.S. federal income tax regardless of its source or a trust if: (i) a U.S. court can exercise primary supervision over the trust’s administration and one or more U.S. persons are authorized to control all substantial decisions of the trust or (ii) the trust has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person.

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PARTNERSHIP STATUS

Until the Fund’s registration as an investment company under the Investment Company Act and its election to be a regulated investment company (a “RIC”), the Fund intended to be classified as a partnership for federal income tax purposes and not as an association taxable as a corporation. Thus, each item of the Fund’s income, gain, loss, deduction and credit as recognized for federal income tax purposes (whether derived directly or through partnerships in which it invests) flowed through to Shareholders. If, as intended, the Fund is no longer classified as a partnership but instead is classified as a corporation for federal income tax purposes, it would be subject to tax at the entity level unless it qualifies and elects to be a RIC under the Code. Unless specified otherwise, this summary assumes that the Fund was classified as partnerships for federal income tax purposes until conversion to a RIC effective January 1, 2014.

TAXATION OF SHAREHOLDERS ON PROFITS AND LOSSES – PARTNERSHIP STATUS

As a partnership, the Fund did not pay any federal income tax. Instead, the Fund will file a partnership information return (on IRS Form 1065) with the IRS to report the results of its operations. The Fund will provide Shareholders with tax information so that they may report their share of the Fund’s income, gain or loss. Each Shareholder will be required to report separately on its federal income tax return (for each taxable year of such Shareholder in which the Fund’s taxable year ends) its allocable share of the Fund’s net long-term capital gain or loss, net short-term capital gain or loss qualified dividends and all items of ordinary income or loss, as reported to such Shareholder by the Fund. With certain exceptions, federal income tax is not imposed on or measured by cash distributions (or constructive distributions), but on the Fund’s “taxable income.” As a result, each Shareholder generally will be taxed on its allocable share of the Funds taxable income and gain regardless of whether it received a distribution from the Fund during the taxable year in question.

ALLOCATIONS – PARTNERSHIP STATUS

Under the Trust Agreement, each Fund’s net capital appreciation or net capital depreciation for each accounting period is allocated among the Accounts of the Shareholders in proportion to their shares without regard to the amount of income, gain or loss actually recognized by the Fund for federal income tax purposes. The Fund intends to allocate the income, gains and losses income of the Fund for tax purposes on the same basis.

The IRS could disagree with the Fund’s methods of allocating income, gain and losses for federal income tax purposes, which could cause Shareholders to recognize more or less income, gain or loss than originally allocated to them for federal income tax purposes.

TAX BASIS OF SHARES – PARTNERSHIP STATUS

A Shareholder’s adjusted tax basis in its shares is equal to the cost of the Shares increased by the income and gain allocated to the Shareholder and reduced by distributions received and losses and certain other expenditures allocated to the Shareholder.

TAX CONSEQUENCES TO A WITHDRAWING SHAREHOLDER – PARTNERSHIP STATUS

While the Fund is a partnership for federal income tax purposes, for purposes of redemption of a portion of but not all of a Shareholder’s shares, all of the Shareholder’s shares are considered as a single interest is even if the Shareholder has made share purchases at different times, and a redemption or other distribution is treated for tax purposes as a distribution with respect to the entire interest. Thus, if an Shareholder redeems or some but not all of his shares, the full amount of each withdrawal or distribution will be taxable as long-term capital gain, short-term capital gain or in some cases ordinary income or combinations of the foregoing (depending on the facts and circumstances, e.g., the timing of such Shareholder’s purchase of Shares) to the extent the amount of the withdrawal or distribution exceeds such Shareholder’s adjusted tax basis in such entire interest. To the extent the amount of a partial redemption or other distribution does not exceed an Shareholder’s tax basis in an Interest, such redemption or other distribution is generally not reportable as taxable income but will reduce such tax basis, but not below zero. A Shareholder generally will not recognize losses on partial redemption or other distributions. Notwithstanding the foregoing, Section 751 of the Code provides that an Shareholder may recognize gain or loss on a partial withdrawal if the Fund owns, assets that generate ordinary income upon a sale or other disposition, such as short term obligations and market discount bonds.

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Because an Shareholder’s tax basis in its shares is not increased by such Shareholder’s allocable share of the Fund’s income until the end of the Fund’s taxable year, partial redemption or distributions during the taxable year could result in taxable gain to the Shareholder even though no gain would result if the same redemption or distributions were made at the end of the taxable year. Furthermore, the share of each Funds income allocable to an Shareholder at the end of the Fund’s taxable year would also be includible in such Shareholder’s taxable income and would increase such Shareholder’s tax basis in its remaining shares as of the end of such taxable year.

An Shareholder receiving a cash distribution from a Fund in complete redemption of all of his shares generally will recognize capital gain or loss to the extent of the difference (if any) between the proceeds received by him and his adjusted tax basis in such shares. Such capital gain or loss will be long-term, short-term or some combination of both, depending on the timing of such Shareholder’s purchases of shares the Funds. Notwithstanding the foregoing, Section 751 of the Code provides that a withdrawing Shareholder will recognize ordinary income to the extent the Fund holds certain assets that generate ordinary income upon a sale or other disposition, such as short-term obligations or market discount bonds, regardless of whether the Shareholder would otherwise recognize a gain on such redemption.

Tax Exempt Shareholders. During the period the Fund is a partnership for federal income tax purposes all or a portion of its income may be “Unrelated Business Taxable Income’ which may cause exempt Shareholders to incur an income tax liability. Accordingly an investment in the Fund during the period it is a partnership for federal income tax purposes may not be suitable for tax exempt investors including tax qualified retirement plans and individual retirement accounts.

TAXATION OF THE FUND – RIC ELECTION

The remainder of the below is a summary of certain U.S. federal income tax considerations relevant under current law, which is subject to change, possibly with retroactive effect that apply effective January 1, 2014 with the Fund’s election to be a regulated investment company or RIC. Except where otherwise specifically indicated, the discussion relates to investors who are individual U.S. citizens or residents. You should consult your own tax adviser regarding tax considerations relevant to your specific situation, including federal, state, local and non-U.S. taxes.

In connection with the Fund’s registration as an investment company under the Investment Company Act, the Fund elected to be treated as corporation subject to tax as a RIC for federal income tax purposes effective January 1, 2014. The previous taxable year of the Fund ended December 31, 2013, the day before the effective date of the election to be treated as a corporation. The election is expected to be “tax free’ to the Fund and the Shareholders.

Upon the election the following transactions were deemed to occur. The Fund was deemed to transfer its assets to a “new” corporation in exchange for shares of the RIC and then to distribute those shares to the Fund’s Shareholders in liquidation of the Fund as a partnership. In general, each Shareholder will have a “blended” holding period in each Share of the RIC determined by reference to the holding period that the Fund had in its assets which are capital assets prior to the election. The Fund had ownership of some assets that are not capital assets including through its ownership of partnerships. A portion of the Shares attributable to those non capital assets will have a holding period beginning on the effective date of the election. A Shareholder will have a basis in the Shares of the RIC equal to the basis the Shareholder had in the Shares of the Fund prior to the election.

The Fund intends to qualify as a RIC under federal income tax law beginning on January 1, 2014. As a RIC, the Fund will generally not be subject to federal corporate income taxes, provided that it distributes out to Shareholders their taxable income and gain each year. To qualify for treatment as a RIC, the Fund must meet three important tests each year.

First, the Fund must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to its business of investing in stock, securities or currencies, or net income derived from interests in qualified publicly traded partnerships.

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Second, generally, at the close of each quarter of its taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other RICs, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of the issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer), and no more than 25% of the value of the Fund’s total assets may be invested in the securities of (1) any one issuer (other than U.S. government securities and securities of other regulated investment companies), (2) two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses, or (3) one or more qualified publicly traded partnerships.

Third, the Fund must distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) and 90% of its tax-exempt income, if any, for the year.

The Fund intends to comply with this distribution requirement. If the Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a RIC. If for any taxable year the Fund were not to qualify as a RIC, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to Shareholders. In that event, taxable Shareholders would recognize dividend income on distributions to the extent of the Fund’s current and accumulated earnings and profits, and corporate Shareholders could be eligible for the dividends-received deduction.

The Code imposes a nondeductible 4% excise tax on RICs that fail to distribute each year an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Fund intends to make sufficient distributions or deemed distributions each year to avoid liability for this excise tax.

Distributions To Shareholders. The Fund contemplates declaring as dividends each year all or substantially all of its taxable income. In general, distributions will be taxable to you for federal, state and local income tax purposes unless you are a tax-exempt entity, including qualified retirement plans or individual retirement accounts. Distributions are taxable whether they are received in cash or reinvested in Fund shares. A shareholder may thus recognize income and gain taxable for federal, state and local income tax purposes and not receive any cash distributions to pay any resulting taxes.

Fund distributions, if any, that are attributable to “qualified dividend income” or “long-term capital gains” earned by the Fund or would be taxable to Shareholders at reduced rates. However, U.S. individuals with modified adjusted gross income above specified levels are subject to a 3.8% tax on their net investment income, which includes interest, dividends and capital gains. This tax also applies to trusts and estates.

Shareholders are generally taxed on any dividends from the Fund in the year they are actually distributed. But dividends declared in October, November or December of a year, and paid in January of the following year, will generally be treated for federal income tax purposes as having been paid to Shareholders on December 31.

Investments In Partnerships. The Fund will own interests in entities that are classified as partnerships for federal income tax purposes. As a partner in a partnership, the Fund will be required to recognize its allocable share of taxable income, if any, from the partnership, whether or not such income is actually distributed from the partnership to the Fund. Accordingly, the Fund may need to borrow money or dispose of its interests in underlying funds to make the required distributions. Additionally, the Fund may receive an allocation of items of income or deduction that are tax preferences or adjustments to income for alternative minimum tax purposes which will be passed through to Fund’s shareholders.

The character of the income recognized by the Partnership flows through to the Fund including for purposes of determining whether at least 90% of the income of the Fund is qualifying income. Accordingly, if a Partnership derives income other than qualifying income, such income will not count toward meeting the 90% requirement.

Because the IRS may deem the Fund to own a proportionate share of a partnership’s assets in determining whether it meets the asset diversification test, the Fund will limit its investments in partnerships to avoid violating the diversification tests.

Expenses. As long as the Fund is not continuously offered pursuant to a public offering, regularly traded on an established securities market or does not have at least 500 shareholders at all times during the taxable year, certain expenses incurred by the Fund that if paid by an individual would be deductible only as “miscellaneous itemized deductions” are generally not deductible by the Fund. Instead each shareholder will be treated as if it received a dividend in an amount equal to its allocable share of the Fund’s expenses and then having paid such expenses itself. For non corporate taxpayers, such expenses will generally be itemized deductions and must be aggregated with certain other “miscellaneous itemized deductions” and may be deducted only to the extent such aggregate expenses exceed 2% of such taxpayer’s adjusted gross income. Additionally itemized deductions will be reduced as a taxpayer’s income exceeds certain thresholds. Finally such expenses are generally not deductible in computing the alternative minimum tax for non corporate taxpayers.

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Certain Withholding Taxes. The Fund may be subject to foreign withholding taxes on dividends from Investment Funds located in foreign countries, and the Investment Funds may be subject to taxes, including withholding taxes, attributable to investments of the Investment Funds. If at the close of the Fund’s taxable year more than 50% of the value of its assets consists of foreign stock or securities, the Fund will be eligible to elect, for federal income tax purposes, to treat certain foreign taxes paid by it, including generally any withholding and other foreign income taxes, as paid by its Shareholders. If the Fund so elects, the pro rata amount of such foreign taxes paid by the Fund will be included in its Shareholders’ income and each such Shareholder will be entitled either (1) to credit that proportional amount of taxes against U.S. Federal income tax liability as a foreign tax credit or (2) to take that amount as an itemized deduction. The Fund does not expect to be able to make such election.

Sales, Exchanges And Redemptions. You will recognize taxable gain or loss on a sale, exchange or redemption of your shares in an amount equal to the difference between your tax basis in the shares and the amount you receive for them. Generally, this gain or loss will be long-term or short-term depending on whether your holding period exceeds twelve months. Additionally, any loss realized on a disposition of shares of the Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired.

The Fund is required to compute and report the cost basis share sold or exchanged. The Fund has elected to use the average cost method, unless you instruct the Fund to select a different method, or choose to specifically indentify your shares at the time of each sale or exchange. If your account is held by your broker or other advisor, they may select a different method. In these cases, please contact the holder of your shares to obtain information with respect to the available methods and elections for your account. You should carefully review the cost basis information provided by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on your federal and state income tax returns.

Pursuant to the Regulations directed at tax shelter activity, taxpayers are required to disclose to the Internal Revenue Service certain information on Form 8886 if they participate in a “reportable transaction.”  A transaction may be a “reportable transaction” based upon any of several indicia with respect to a shareholder, including the recognition of a loss in excess of certain thresholds (for individuals, $2 million in one year or $4 million in any combination of years).  Investors should consult their own tax advisers concerning any possible disclosure obligation with respect to their investment in Fund Shares.

U.S. Tax Treatment Of Foreign Shareholders. Nonresident aliens, foreign corporations and other foreign investors in the Fund will generally be exempt from U.S. federal income tax on Fund distributions attributable to net capital gains. However, the Fund does not expect to make significant distributions that will be designated as net capital gains. The exemption may not apply, however, if the investment in the Fund is connected to a trade or business of the foreign investor in the United States or if the foreign investor is present in the United States for 183 days or more in a year and certain other conditions are met.

Fund distributions attributable to other categories of Fund income, such as income recognized under the Mark to Market Election and dividends from companies whose securities are held by the Fund, will generally be subject to a 30% withholding tax when paid to foreign shareholders. The withholding tax may, however, be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and a shareholder’s country of residence or incorporation, provided that the shareholder furnishes the Fund with a properly completed Form W-8BEN to establish entitlement for these treaty benefits.

A foreign investor will generally not be subject to U.S. tax on gains realized on sales or exchanges of Fund shares unless the investment in the Fund is connected to a trade or business of the investor in the United States or if the investor is present in the United States for 183 days or more in a year and certain other conditions are met.

In addition beginning January 1, 2014, the Fund expects that it will be required to withhold 30% tax on payments to foreign entities that do not meet specified information reporting requirements under the Foreign Account Tax Compliance Act.

All foreign investors should consult their own tax advisors regarding the tax consequences in their country of residence of an investment in the Fund.

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State and Local Taxes. In addition to the U.S. federal income tax consequences summarized above, you may be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of the Fund’s distributions, if any, that are attributable to interest on U.S. government securities.

Information Reporting And Backup Withholding. Under applicable “backup withholding” requirements, the Fund may be required in certain cases to withhold and remit to the IRS a percentage of taxable dividends or gross proceeds realized upon sale payable to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the IRS for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are “exempt recipients.” The amount of any backup withholding from a payment to a Shareholder will be allowed as a credit against the Shareholder’s U.S. federal income tax liability and may entitle such a Shareholder to a refund, provided that the required information is timely furnished to the IRS.

Other Tax Matters

The preceding is a summary of some of the tax rules and considerations affecting Shareholders and the Fund’s operations, and does not purport to be a complete analysis of all relevant tax rules and considerations, nor does it purport to be a complete listing of all potential tax risks inherent in making an investment in the Fund. A Shareholder may be subject to other taxes, including but not limited to, state and local taxes, estate and inheritance taxes, and intangible taxes that may be imposed by various jurisdictions. The Fund also may be subject to state, local, and foreign taxes that could reduce cash distributions to Shareholders. It is the responsibility of each Shareholder to file all appropriate tax returns that may be required. Each prospective Shareholder is urged to consult with his or her tax adviser with respect to any investment in the Fund.

ERISA AND CODE CONSIDERATIONS

Persons who are fiduciaries with respect to an employee benefit plan or other arrangements subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) (an “ERISA Plan”), certain individual retirement accounts (“IRAs”), or certain Keogh plans, should consider, among other things, the matters described below before determining whether to invest in the Fund. ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, the avoidance of prohibited transactions, and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, U.S. Department of Labor regulations provide that a fiduciary of the ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan’s portfolio, whether the investment is designed reasonably to further the ERISA Plan’s purposes, the risk and return factors, the portfolio’s composition with regard to diversification, the liquidity and current total return of the portfolio relative to the anticipated cash flow needs of the ERISA Plan and the proposed investment, the income taxes (if any) attributable to the investment, and the projected return of the investment relative to the ERISA Plan’s funding objectives. Before investing the assets of an ERISA Plan in the Fund, an ERISA Plan fiduciary should determine whether such an investment is consistent with ERISA’s fiduciary responsibilities and the foregoing considerations. If a fiduciary with respect to any such ERISA Plan breaches such responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary may be held personally liable for losses incurred by the ERISA Plan as a result of such breach. Non-ERISA-covered IRAs and Keogh plans and other arrangements not subject to ERISA, but subject to the prohibited transaction rules of section 4975 of the Code (“Code Plans,” together with ERISA Plans, “Plans”), should determine whether an investment in the Fund will violate those rules.

Because the Fund will be registered as an investment company under the Investment Company Act, the underlying assets of the Fund will not be considered “plan assets” of the ERISA Plans or Code Plans (collectively, “Plans”) investing in the Fund for purposes of ERISA’s fiduciary responsibility rules and ERISA and the Code’s prohibited transaction rules. The Investment Manager will not be a fiduciary within the meaning of ERISA and the Code with respect to the assets of any Plan that becomes a Shareholder of the Fund, solely as a result of the Plan’s investment in the Fund.

Certain prospective Plan investors may currently maintain relationships with the Investment Manager or one or more Underlying Managers of the Investment Funds in which the Fund invests, or with other entities that are affiliated with the Investment Manager or such Underlying Managers. Each of such persons may be deemed to be a party in interest to, a disqualified person of, and/or a fiduciary of any Plan to which it provides investment management, investment advisory, or other services. ERISA and the Code prohibit Plan assets from being used for the benefit of a party in interest or disqualified person and also prohibit a fiduciary from using its position to cause the Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. Plan investors should consult with legal counsel to determine if participation in the Fund is a transaction that is prohibited by ERISA or the Code. Plan fiduciaries will be required to represent that the decision to invest in the Fund was made by them as fiduciaries that are independent of such affiliated persons, that they are duly authorized to make such investment decisions, and that they have not relied on any individualized advice or recommendation of such affiliated persons as a primary basis for the decision to invest in the Fund.

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The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained herein is, of necessity, general and may be affected by future publication of regulations and rulings. Potential investors should consult with their legal advisers regarding the consequences under ERISA and the Code of the acquisition and ownership of Shares.

INVESTOR QUALIFICATIONS

Each prospective investor in the Fund will be required to certify that it is an “accredited investor” within the meaning of Rule 501 under the Securities Act. The criteria for qualifying as an “accredited investor” are set forth in the investor application that must be completed by each prospective investor. Investors who meet such qualifications are referred to in this Prospectus as “Eligible Investors.” Existing Shareholders who request to purchase additional Shares (other than in connection with the DRIP) will be required to qualify as “Eligible Investors” and to complete an additional investor application prior to the additional purchase.

PURCHASING SHARES

PURCHASE TERMS

The minimum initial investment in the Fund by any investor is $25,000, and the minimum additional investment in the Fund by any Shareholder is $10,000. However, the Fund, in its sole discretion, may accept investments below these minimums. Shares may be purchased by principals and employees of the Investment Manager, the Platform Manager, or their affiliates and their immediate family members without being subject to the minimum investment requirements. The Shares will initially be issued at $100.00 per share and thereafter the purchase price for Shares will be based on the NAV per Shares as of the date such Shares are purchased.

Shares will generally be offered for purchase as of the first day of each calendar month, except that Shares may be offered more or less frequently as determined by the Board in its sole discretion. The Board may also suspend or terminate offerings of Shares at any time.

Except as otherwise permitted by the Board, initial and subsequent purchases of Shares will be payable in cash. Each initial or subsequent purchase of Shares will be payable in one installment which will generally be due (i) four business days prior to the date of the proposed acceptance of the purchase set by the Fund, which is expected to be the last day of each calendar month (the “Acceptance Date”), where funds are remitted by wire transfer, or (ii) ten business days prior to the Acceptance Date, where funds are remitted by check. A prospective investor must also submit a completed investor application at least five business days before the Acceptance Date. The Fund reserves the right, in its sole discretion, to accept or reject any subscription to purchase Shares in the Fund at any time. Although the Fund may, in its sole discretion, elect to accept a subscription prior to receipt of cleared funds, an investor will not become a Shareholder until cleared funds have been received. In the event that cleared funds and/or a properly completed investor application are not received from a prospective investor prior to the cut-off dates pertaining to a particular offering, the Fund may hold the relevant funds and investor application for processing in the next offering.

Pending any offering, funds received from prospective investors will be placed in an escrow account with UMB Bank, N.A., the Fund’s escrow agent. On the date of any closing, the balance in the escrow account with respect to each investor whose investment is accepted will be invested in the Fund on behalf of such investor. In general, an investment will be accepted if the investor meets the Fund’s eligibility requirement and a completed investor application and funds are received in good order on or prior to the acceptance date set by the Fund. The Fund reserves the right to reject, in its sole discretion, any request to purchase Shares in the Fund at any time. For any investor whose investment is not accepted, the balance in the escrow account with respect to such investor will returned to the investor. Any interest earned with respect to escrow accounts will be paid to the Fund.

TERM, DISSOLUTION AND LIQUIDATION

The Fund may be dissolved upon approval of a majority of the Trustees. Upon the liquidation of the Fund, its assets will be distributed first to satisfy (whether by payment or the making of a reasonable provision for payment) the debts, liabilities and obligations of the Fund, including actual or anticipated liquidation expenses, other than debts, liabilities or obligations to Shareholders, and then to the Shareholders proportionately in accordance with the amount of Shares that they own. Assets may be distributed in-kind on a proportionate basis if the Board or liquidator determines that the distribution of assets in-kind would be in the interests of the Shareholders in facilitating an orderly liquidation.

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REPORTS TO SHAREHOLDERS

The Fund will furnish to Shareholders as soon as practicable after the end of each of its taxable years such information as is necessary for them to complete U.S. federal and state income tax or information returns, along with any other tax information required by law. The Fund anticipates sending Shareholders an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the Investment Company Act. Shareholders also will be sent reports regarding the Fund’s operations each quarter.

FISCAL YEAR

The Fund’s fiscal year is the 12-month period ending on March 31. The Fund’s taxable year is the 12-month period ending on March 31.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM; LEGAL COUNSEL

The Board has selected Rothstein, Kass & Company of 4 Becker Farm Road, Roseland, NJ 07068, as the independent registered public accountants of the Fund.

Drinker Biddle & Reath LLP, One Logan Square, Ste. 2000, Philadelphia, PA 19103-6996, serves as counsel to the Fund and the Independent Trustees.

INQUIRIES

Inquires concerning the Fund and Shares (including procedures for purchasing Shares) should be directed to: Chad Eisenberg and Michael Peck: 847-386-2900 ..

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Infinity Core Alternative Fund

c/o J.D. Clark & Co.

803 W. Michigan Street

Milwaukee, WI 53233

1.877.779.1999

Investment Manager Vivaldi Asset Management, LLC 1622 Willow Road – Suite 101 Northfield, Illinois 60093	Sub-Adviser Infinity Capital Advisors, LLC 1355 Peachtree Street Suite 750 – South Tower Atlanta, Georgia 30309
Fund Counsel Drinker Biddle & Reath LLP One Logan Square, Ste. 2000 Philadelphia, PA 19103-6996	Platform Manager Registered Fund Solutions, LLC 125 Maiden Lane New York, NY 10038
Transfer Agent / Administrator J.D. Clark & Co. 803 W. Michigan Street Milwaukee, WI 53233	Distributor Foreside Fund Services, LLC Three Canal Plaza, Suite 100 Portland, ME 04101
Custodian Bank UMB Bank, N.A. 1010 Grand Boulevard Kansas City, MO 64106	Independent Registered Public Accounting Firm Rothstein, Kass & Company 4 Becker Farm Road Roseland, NJ 07068

THE INFORMATION IN THE STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND
MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION
STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE.

STATEMENT OF ADDITIONAL INFORMATION

Infinity Core Alternative Fund

Dated [       ], 2014

c/o J.D. Clark & Co.

803 W. Michigan Street

Milwaukee, WI 53233

1.877.779.1999

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI relates to and should be read in conjunction with the prospectus (the “Prospectus”) of Infinity Core Alternative Fund (the “Fund”) dated [           ], and as it may be further amended or supplemented from time to time. A copy of the Prospectus may be obtained without charge by contacting the Fund at the telephone number or address set forth above.

This SAI is not an offer to sell shares of beneficial interest (“Shares”) of the Fund and is not soliciting an offer to buy Shares in any state where the offer or sale is not permitted.

Capitalized terms not otherwise defined herein have the same meaning set forth in the Prospectus.

Shares are distributed by Foreside Fund Services, LLC (“Distributor”), to institutions and financial intermediaries who may distribute Shares to clients and customers (including affiliates and correspondents) of the Fund’s investment adviser, and to clients and customers of other organizations. The Fund’s Prospectus, which is dated [_______] provides basic information investors should know before investing. This SAI is intended to provide additional information regarding the activities and operations of the Fund and should be read in conjunction with the Prospectus.

INVESTMENT POLICIES AND PRACTICES

The investment objective of the Fund, as well as the principal investment strategies of the Fund and the principal risks associated with such investment strategies, are set forth in the Prospectus. Certain additional information regarding the investment program of the Fund is set forth below.

FUNDAMENTAL POLICIES

The Fund’s fundamental policies, which are listed below, may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund. At the present time the Shares are the only outstanding voting securities of the Fund. As defined by the Investment Company Act of 1940, as amended (the “Investment Company Act”), the vote of a “majority of the outstanding voting securities of the Fund” means the vote, at an annual or special meeting of the Shareholders of the Fund, duly called, (i) of 67% or more of the Shares represented at such meeting, if the holders of more than 50% of the outstanding Shares are present in person or represented by proxy or (ii) of more than 50% of the outstanding Shares, whichever is less. No other policy is a fundamental policy of the Fund, except as expressly stated. Within the limits of the fundamental policies of the Fund, the management of the Fund has reserved freedom of action. The Fund may not:

(1)	Issue any senior security, except to the extent permitted by Section 18 of the Investment Company Act, as interpreted, modified, or otherwise permitted by the Securities and Exchange Commission (the “SEC”) or any other applicable authority.

(2)	Borrow money, except to the extent permitted by Section 18 of the Investment Company Act, as interpreted, modified, or otherwise permitted by the SEC or any other applicable authority. This investment restriction does not apply to borrowings from affiliated investment companies or other affiliated persons of the Fund to the extent permitted by the Investment Company Act, the SEC or any other applicable authority.

(3)	Underwrite securities of other issuers, except insofar as the Fund may be deemed to be an underwriter under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the disposition of its portfolio securities.

(4)	Make loans, except through purchasing fixed-income securities, lending portfolio securities, or entering into repurchase agreements in a manner consistent with the investment policies of the Fund, or as otherwise permitted under the Investment Company Act. This investment restriction does not apply to loans to affiliated investment companies or other affiliated persons of the Fund to the extent permitted by the Investment Company Act, the SEC or any other applicable authority.

(5)	Purchase, hold or deal in real estate, except that the Fund may invest in securities that are secured by real estate, including, without limitation, mortgage-related securities, or that are issued by companies or partnerships that invest or deal in real estate or real estate investment trusts, and may hold and dispose of real estate acquired by the Fund as a result of the ownership of securities or other permitted investments.

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(6)	Invest in commodities and commodity contracts, except that the Fund (i) may purchase and sell non-U.S. currencies, options, swaps, futures and forward contracts, including those related to indexes, options and options on indexes, as well as other financial instruments and contracts that are commodities or commodity contracts, (ii) may also purchase or sell commodities if acquired as a result of ownership of securities or other instruments, (iii) may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts, and (iv) may make such investments as otherwise permitted by the Investment Company Act.

(7)	Invest 25% or more of the value of its total assets in the securities of issuers that the Fund’s investment advisor determines are engaged in any single industry, except that U.S. government securities and repurchase agreements collateralized by U.S. government securities may be purchased without limitation. This investment restriction does not apply to investments by the Fund in Investment Funds. The Fund may invest in Investment Funds that may concentrate their assets in one or more industries. The Fund will consider the concentration of Investment Funds when determining compliance with its concentration policy. The Fund will not invest 25% or more of its assets in an Investment Fund that it knows concentrates its assets in a single industry.

With respect to these investment restrictions and other policies described in this SAI or the Prospectus, if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund’s total assets, unless otherwise stated, will not constitute a violation of such restriction or policy. The Fund’s investment policies and restrictions do not apply to the activities and the transactions of the Investment Funds, but will apply to investments made by the Fund directly (or any account consisting solely of the Fund’s assets).

The investment objective of the Fund is not a fundamental policy of the Fund and may be changed by the Board of Trustees of the Fund (the “Board”) without the vote of a majority (as defined by the Investment Company Act) of the Fund’s outstanding Shares.

ADDITIONAL INFORMATION ON INVESTMENT TECHNIQUES OF THE FUND AND RELATED RISKS

As discussed in the Prospectus, the Fund pursues its investment objective by allocating its capital, directly and indirectly, to a diverse group of independent investment managers that pursue a variety of non-traditional investment strategies (the “Underlying Managers”). The Fund will invest its assets, directly and indirectly, in a portfolio of investment funds that may or may not be registered under the Investment Company Act or other collective investment schemes (the “Investment Funds”). This section provides additional information about various types of investments and investment techniques that may be employed by Investment Funds in which the Fund invests, or by the Fund. Many of the investments and techniques described in this section may be based in part on the existence of a public market for the relevant securities. To that extent, such investments and techniques are not expected to represent the principal investments or techniques of the majority of the Investment Funds, or of the Fund; however, there is no limit on the types of investments the Investment Funds may make and certain Investment Funds may use such investments or techniques extensively. Similarly, there are few limits on the types of investments the Fund may make. Accordingly, the descriptions in this section cannot be comprehensive. Any decision to invest in the Fund should take into account (i) the possibility that the Investment Funds may make virtually any kind of investment, (ii) that the Fund has similarly broad latitude in the kinds of investments it may make (subject to the fundamental policies described above), and (iii) that all such investments will be subject to related risks, which can be substantial.

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Equity Securities

The investment portfolios of Investment Funds will include long and short positions in common stocks, preferred stocks and convertible securities of U.S. and foreign issuers. The value of equity securities depends on business, economic and other factors affecting those issuers. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced.

Underlying Managers may generally invest Investment Funds in equity securities without restriction. These investments may include securities of companies with small- to medium-sized market capitalizations, including micro cap companies and growth stage companies. The securities of certain companies, particularly smaller-capitalization companies, involve higher risks in some respects than do investments in securities of larger companies. For example, prices of small-capitalization and even medium-capitalization stocks are often more volatile than prices of large-capitalization stocks, and the risk of bankruptcy or insolvency of many smaller companies (with the attendant losses to investors) is higher than for larger, "blue-chip" companies. In addition, due to thin trading in the securities of some small-capitalization companies, an investment in those companies may be illiquid.

Fixed-Income Securities

Investment Funds may invest in fixed-income securities. An Underlying Manager will invest in these securities when their yield and potential for capital appreciation are considered sufficiently attractive, and also may invest in these securities for defensive purposes and to maintain liquidity. Fixed-income securities include bonds, notes and debentures issued by U.S. and foreign corporations and governments. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to the risk of price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness or financial condition of the issuer and general market liquidity (i.e., market risk). Certain portfolio securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to significant reductions of yield and possible loss of principal.

Investment Funds may invest in both investment grade and non-investment grade debt securities (commonly referred to as “junk bonds”). Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization (a “Rating Agency”) in one of the four highest rating categories or, if not rated by any Rating Agency, have been determined by an Underlying Manager to be of comparable quality.

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An Investment Fund’s investments in non-investment grade debt securities, including convertible debt securities, are considered by the Rating Agencies to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Non-investment grade securities in the lowest rating categories may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade securities to make principal and interest payments than is the case for higher grade securities. In addition, the market for lower grade securities may be thinner and less liquid than the market for higher grade securities.

Non-U.S. Securities

Investment Funds may invest in equity and fixed-income securities of non-U.S. issuers and in depositary receipts, such as American Depositary Receipts (“ADRs”), that represent indirect interests in securities of non-U.S. issuers. Non-U.S. securities in which Investment Funds may invest may be listed on non-U.S. securities exchanges or traded in non-U.S. over-the-counter markets or may be purchased in private placements and not be publicly traded. Investments in non-U.S. securities are affected by risk factors generally not thought to be present in the U.S. These factors are listed in this SAI under “RISKS OF SECURITIES ACTIVITIES OF THE UNDERLYING MANAGERS – NON-U.S. INVESTMENTS.”

As a general matter, Investment Funds are not required to hedge against non-U.S. currency risks, including the risk of changing currency exchange rates, which could reduce the value of non-U.S. currency denominated portfolio securities irrespective of the underlying investment. However, from time to time, an Investment Fund may enter into forward currency exchange contracts (“forward contracts”) for hedging purposes and non-hedging purposes to pursue its investment objective. Forward contracts are transactions involving the Investment Fund’s obligation to purchase or sell a specific currency at a future date at a specified price. Forward contracts may be used by the Investment Fund for hedging purposes to protect against uncertainty in the level of future non-U.S. currency exchange rates, such as when the Investment Funds anticipates purchasing or selling a non-U.S. security. This technique would allow the Investment Fund to “lock in” the U.S. dollar price of the security. Forward contracts also may be used to attempt to protect the value of the Investment Fund’s existing holdings of non-U.S. securities. There may be, however, imperfect correlation between the Investment Fund’s non-U.S. securities holdings and the forward contracts entered into with respect to such holdings. Forward contracts also may be used for non-hedging purposes to pursue the Fund’s or an Investment Fund’s investment objective, such as when an Underlying Manager anticipates that particular non-U.S. currencies will appreciate or depreciate in value, even though securities denominated in such currencies are not then held in the Fund’s or Investment Fund’s investment portfolio.

ADRs involve substantially the same risks as investing directly in securities of non-U.S. issuers, as discussed above. ADRs are receipts typically issued by a U.S. bank or trust company that show evidence of underlying securities issued by a non-U.S. corporation. Issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States, and therefore, there may be less information available regarding such issuers.

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Money Market Instruments

The Fund or Investment Funds may invest during periods of adverse market or economic conditions for defensive purposes some or all of their assets in high quality money market instruments and other short-term obligations, money market mutual funds or repurchase agreements with banks or broker-dealers or may hold cash or cash equivalents in such amounts as the Advisers or an Underlying Manager deems appropriate under the circumstances. The Fund or Investment Funds also may invest in these instruments for liquidity purposes pending allocation of their respective offering proceeds and other circumstances. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S. Government Securities, commercial paper, certificates of deposit and bankers’ acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

Special Investment Techniques

Investment Funds may use a variety of special investment techniques as more fully discussed below to hedge a portion of their investment portfolios against various risks or other factors that generally affect the values of securities. They may also use these techniques for non-hedging purposes in pursuing their investment objectives. These techniques may involve the use of derivative transactions. The techniques Investment Funds may employ may change over time as new instruments and techniques are introduced or as a result of regulatory developments. Certain of the special investment techniques that Investment Funds may use are speculative and involve a high degree of risk, particularly when used for non-hedging purposes. It is possible that any hedging transaction may not perform as anticipated and that an Investment Fund may suffer losses as a result of its hedging activities.

Options and Futures

The Underlying Managers may utilize options and futures contracts. Such transactions may be effected on securities exchanges, in the over-the-counter market, or negotiated directly with counterparties. When such transactions are purchased over-the-counter or negotiated directly with counterparties, an Investment Fund bears the risk that the counterparty will be unable or unwilling to perform its obligations under the option contract. Such transactions may also be illiquid and, in such cases, an Underlying Manager may have difficulty closing out its position. Over-the-counter options purchased and sold by Investment Funds may include options on baskets of specific securities.

The Underlying Managers may purchase call and put options on specific securities, on indices, on currencies or on futures, and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue their investment objectives. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option. A covered call option is a call option with respect to which an Investment Fund owns the underlying security. The sale of such an option exposes an Investment Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option is a put option with respect to which cash or liquid securities have been placed in a segregated account on an Investment Fund’s books. The sale of such an option exposes the seller during the term of the option to a decline in price of the underlying security while also depriving the seller of the opportunity to invest the segregated assets. Options sold by the Investment Funds need not be covered.

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An Investment Fund may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. The Investment Fund will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, an Underlying Manager would ordinarily effect a similar “closing sale transaction,” which involves liquidating a position by selling the option previously purchased, although the Underlying Manager could exercise the option should it deem it advantageous to do so.

Investment Funds may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits that might be realized in trading could be eliminated by adverse changes in the exchange rate, or a loss could be incurred as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission.

Engaging in these transactions involves risk of loss, which could adversely affect the value of the Fund’s net assets. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting an Investment Fund to substantial losses.

Successful use of futures also is subject to an Underlying Manager’s ability to correctly predict movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

Some or all of the Underlying Managers may purchase and sell stock index futures contracts for an Investment Fund. A stock index future obligates an Investment Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract’s last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in those securities on the next business day.

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Some or all of the Underlying Managers may purchase and sell interest rate futures contracts for an Investment Fund. A contract for interest rate futures represents an obligation to purchase or sell an amount of a specific debt security at a future date at a specific price.

Some or all of the Underlying Managers may purchase and sell currency futures for an Investment Fund. A currency future creates an obligation to purchase or sell an amount of a specific currency at a future date at a specific price.

The Fund currently intends to limit investments in commodity futures, commodity options contracts and swaps to below the de minimis thresholds adopted by the Commodity Futures Trading Commission (“CFTC”) in its recent amendments to Rule 4.5 (see below for a description of these thresholds). However, the application of the amended rules to “funds-of-funds” remains unclear. Accordingly, the Investment Manager has filed for relief with respect to the Fund which defers compliance until six months following the effective date of any CFTC guidance regarding the application of the amended rules to “fund-of-funds.” As of the date of this SAI, no such guidance has been issued. For this reason, the Advisers are not required to register as a “commodity pool operator” (“CPO”) under the Commodity Exchange Act with respect to the Fund at this time.

With respect to investments in swap transactions, commodity futures, commodity options or certain other derivatives used for purposes other than bona fide hedging purposes, an investment company must meet one of the following tests under the amended regulations in order to claim an exemption from being considered a “commodity pool” or the investment adviser having to register as a CPO. First, the aggregate initial margin and premiums required to establish an investment company’s positions in such investments may not exceed five percent (5%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments). Alternatively, the aggregate net notional value of such instruments, determined at the time of the most recent position established, may not exceed one hundred percent (100%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the investment company may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps and derivatives markets. In the event that the Advisers are required to register as a CPO with respect to the Fund, the disclosure and operations of the Fund would need to comply with all applicable CFTC regulations.

Options on Securities Indexes

Some or all of the Underlying Managers may purchase and sell for the Investment Funds call and put options on stock indexes listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and non-hedging purposes to pursue their investment objectives. A stock index fluctuates with changes in the market values of the stocks included in the index. Accordingly, successful use by an Underlying Manager of options on stock indexes will be subject to the Underlying Manager’s ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

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Warrants and Rights

Warrants are derivative instruments that permit, but do not obligate, the holder to subscribe for other securities or commodities. Rights are similar to warrants, but normally have a shorter duration and are offered or distributed to shareholders of a company. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of equity-like securities. In addition, the values of warrants and rights do not necessarily change with the values of the underlying securities or commodities and these instruments cease to have value if they are not exercised prior to their expiration dates.

Swap Agreements

The Underlying Managers may enter into equity, interest rate, index and currency rate swap agreements on behalf of Investment Funds. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if an investment was made directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Most swap agreements entered into by an Investment Fund would require the calculation of the obligations of the parties to the agreements on a “net basis.” Consequently, an Investment Fund’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The risk of loss with respect to swaps is limited to the net amount of interest payments that a party is contractually obligated to make. If the other party to a swap defaults, an Investment Fund’s risk of loss consists of the net amount of payments that it contractually is entitled to receive.

To achieve investment returns equivalent to those achieved by an Underlying Manager in whose investment vehicles the Fund could not invest directly, perhaps because of its investment minimum or its unavailability for direct investment, the Fund may enter into swap agreements under which the Fund may agree, on a net basis, to pay a return based on a floating interest rate, such as LIBOR, and to receive the total return of the reference investment vehicle over a stated time period. The Fund may seek to achieve the same investment result through the use of other derivatives in similar circumstances. The U.S. federal income tax treatment of swap agreements and other derivatives used in the above manner is unclear. The Fund does not currently intend to use swaps or other derivatives in this manner.

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Lending Portfolio Securities

An Investment Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Investment Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which affords the Investment Fund an opportunity to earn interest on the amount of the loan and on the loaned securities’ collateral. An Investment Fund generally will receive collateral consisting of cash, U.S. government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Investment Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Investment Fund.

When-Issued, Delayed Delivery and Forward Commitment Securities

To reduce the risk of changes in securities prices and interest rates, an Investment Fund may purchase securities on a forward commitment, when-issued or delayed delivery basis, which means delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable with respect to such purchases are fixed when the Investment Fund enters into the commitment, but the Investment Fund does not make payment until it receives delivery from the counterparty. After an Investment Fund commits to purchase such securities, but before delivery and settlement, it may sell the securities if it is deemed advisable.

Securities purchased on a forward commitment or when-issued or delayed delivery basis are subject to changes in value, generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise, based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities so purchased may expose an Investment Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed delivery basis when an Investment Fund is fully or almost fully invested results in a form of leverage and may result in greater potential fluctuation in the value of the net assets of an Investment Fund. In addition, there is a risk that securities purchased on a when-issued or delayed delivery basis may not be delivered and that the purchaser of securities sold by an Investment Fund on a forward basis will not honor its purchase obligation. In such cases, the Investment Fund may incur a loss.

THE FUND MAY CHANGE ITS INVESTMENT OBJECTIVE, POLICIES, RESTRICTIONS, STRATEGIES, AND TECHNIQUES.

Except as otherwise indicated, the Fund may change its investment objectives and any of its policies, restrictions, strategies, and techniques without Shareholder approval. The Fund’s investment objective is not a fundamental policy and it may be changed by the Board without Shareholder approval.

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SPECIAL INVESTMENT INSTRUMENTS AND TECHNIQUES

The Underlying Managers may utilize a variety of special investment instruments and techniques to hedge against various risks (such as changes in interest rates or other factors that affect security values) or for non-hedging purposes to pursue an Investment Fund’s investment objective. These strategies may often be executed through derivative transactions. Certain of the special investment instruments and techniques that the Underlying Managers may use are speculative and involve a high degree of risk, particularly in the context of non-hedging transactions.

Derivatives

Derivatives are securities and other instruments the value or return of which is based on the performance of an underlying asset, index, interest rate or other investment. Derivatives may be volatile and involve various risks, depending upon the derivative and its function in a portfolio. Special risks may apply to instruments that are invested in by Investment Funds in the future that cannot be determined at this time or until such instruments are developed or invested in by Investment Funds. Certain swaps, options and other derivative instruments may be subject to various types of risks, including market risk, liquidity risk, the risk of non-performance by the counterparty, including risks relating to the financial soundness and creditworthiness of the counterparty, legal risk and operations risk.

Call and Put Options

There are risks associated with the sale and purchase of call and put options. The seller (writer) of a call option which is covered (e.g., the writer holds the underlying security) assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of the securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of losing its entire premium invested in the call option. The seller (writer) of a put option which is covered (e.g., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above its short sales price plus the premium received for writing the put option, and gives up the opportunity for gain on the short position if the underlying security’s price falls below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing his entire premium invested in the put option.

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Hedging Transactions

Underlying Managers may utilize a variety of financial instruments, such as derivatives, options, interest rate swaps, caps and floors, futures and forward contracts to seek to hedge against declines in the values of their portfolio positions as a result of changes in currency exchange rates, certain changes in the equity markets and market interest rates and other events. Hedging transactions may also limit the opportunity for gain if the value of the hedged portfolio positions should increase. It may not be possible for the Underlying Managers to hedge against a change or event at a price sufficient to protect an Investment Fund’s assets from the decline in value of the portfolio positions anticipated as a result of such change. In addition, it may not be possible to hedge against certain changes or events at all. While an Underlying Manager may enter into such transactions to seek to reduce currency exchange rate and interest rate risks, or the risks of a decline in the equity markets generally or one or more sectors of the equity markets in particular, or the risks posed by the occurrence of certain other events, unanticipated changes in currency or interest rates or increases or smaller than expected decreases in the equity markets or sectors being hedged or the nonoccurrence of other events being hedged against may result in a poorer overall performance for the Fund than if the Underlying Manager had not engaged in any such hedging transaction. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio position being hedged may vary. Moreover, for a variety of reasons, the Underlying Managers may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Underlying Managers from achieving the intended hedge or expose the Fund to additional risk of loss.

Leverage

In addition to the use of leverage by the Underlying Managers in their respective trading strategies, the Advisers may leverage the Fund’s allocations to the Underlying Managers through (i) borrowings, (ii) swap agreements, options or other derivative instruments, (iii) employing certain Underlying Managers (many of which trade on margin and do not generally need additional capital from the Fund in order to increase the level of the positions they acquire for it) to trade notional equity in excess of the equity actually available in their accounts or (iv) a combination of these methods. The financing entity or counterparty on any swap, option or other derivative instrument may be any entity or institution which the Advisers determine to be creditworthy.

Thus the Fund, through its leveraged investments in the Investment Funds and through each Underlying Manager’s use of leverage in its trading strategies, uses leverage with respect to the Shares. As a result of that leverage, a relatively small movement in the spread relationship between the securities and commodities interests the Fund indirectly owns and those which it has indirectly sold short may result in substantial losses.

Investors also should note that the leverage the Underlying Managers employ in their Investment Fund trading can result in an investment portfolio significantly greater than the assets allocated to their trading, which can greatly increase the Fund’s profits or losses as compared to its net assets. The Underlying Managers’ anticipated use of short-term margin borrowings results in certain additional risks to the Fund. For example, should the securities that are pledged to brokers to secure the Underlying Managers' margin Investment Funds decline in value, or should brokers from which the Underlying Managers have borrowed increase their maintenance margin requirements (i.e., reduce the percentage of a position that can be financed), then the Underlying Managers could be subject to a "margin call," pursuant to which the Underlying Managers must either deposit additional funds with the broker or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a precipitous drop in the value of the assets of an Underlying Manager, the Underlying Manager might not be able to liquidate assets quickly enough to pay off the margin debt and might suffer mandatory liquidation of positions in a declining market at relatively low prices, thereby incurring substantial losses.

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Short Selling

The Underlying Managers may engage in short selling. Short selling involves selling securities that are not owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows an investor to profit from declines in market prices to the extent such declines exceed the transaction costs and the costs of borrowing the securities. A short sale creates the risk of an unlimited loss, as the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. There can be no assurance that the securities necessary to cover a short position will be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. For these reasons, short selling is considered a speculative investment practice.

Investment Funds may also effect short sales “against the box.” These transactions involve selling short securities that are owned (or that an Investment Fund has the right to obtain). When an Investment Fund enters into a short sale against the box, it will set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will hold such securities while the short sale is outstanding. Investment Funds will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against the box.

OTHER POTENTIAL RISKS AND ADDITIONAL INVESTMENT INFORMATION

Dependence on the Advisers and Underlying Managers

The Fund invests its assets primarily in a number of funds managed by Underlying Managers, selected by the Advisers. The success of the Fund depends upon the ability of the Advisers to develop and implement investment strategies that achieve the investment objective of the Fund, and upon the ability of the Underlying Managers to develop and implement strategies that achieve their investment objectives. Shareholders will have no right or power to participate in the management or control of the Fund or the Investment Funds, and will not have an opportunity to evaluate the specific investments made by the Investment Funds or the Underlying Managers, or the terms of any such investments.

Compensation Arrangements with the Underlying Managers

Underlying Managers may receive compensation based on the performance of their investments. Such compensation arrangements may create an incentive to make investments that are riskier or more speculative than would be the case if such arrangements were not in effect. In addition, because performance-based compensation is calculated on a basis that includes unrealized appreciation of an Investment Fund’s assets, such performance-based compensation may be greater than if such compensation were based solely on realized gains.

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Business and Regulatory Risks

Legal, tax and regulatory developments that may adversely affect the Fund, the Underlying Managers or the Investment Funds could occur during the term of the Fund. Securities and futures markets are subject to comprehensive statutes, regulations and margin requirements enforced by the SEC, other regulators and self regulatory organizations and exchanges authorized to take extraordinary actions in the event of market emergencies. The regulation of derivatives transactions and funds that engage in such transactions is an evolving area of law and is subject to modification by government and judicial actions. The regulatory environment for private funds is evolving, and changes in the regulation of private funds and their trading activities may adversely affect the ability of the Fund to pursue its investment strategy and the value of investments held by the Fund. There has been an increase in governmental, as well as self regulatory, scrutiny of the alternative investment industry in general. It is impossible to predict what, if any, changes in regulations may occur, but any regulations which restrict the ability of the Fund to trade in securities or the ability of the Fund to employ, or brokers and other counterparties to extend, credit in its trading (as well as other regulatory changes that result) could have a material adverse impact on the Fund's portfolio.

Control Positions

Investment Funds may take control positions in companies. The exercise of control over a company imposes additional risks of liability for environmental damage, product defects, failure to supervise and other types of liability related to business operations. In addition, the act of taking a control position, or seeking to take such a position, may itself subject an Investment Fund to litigation by parties interested in blocking it from taking that position. If those liabilities were to arise, or such litigation were to be resolved in a manner adverse to the Investment Funds, the Investment Funds likely would suffer losses on their investments. Additionally, should an Investment Fund obtain such a position, such entity may be required to make filings concerning its holdings with the SEC and it may become subject to other regulatory restrictions that could limit the ability of such Investment Fund to dispose of its holdings at a preferable time and in a preferable manner. Violations of these regulatory requirements could subject the Investment Fund to significant liabilities.

Effect of Investor Withdrawals on an Underlying Manager’s Ability to Influence Corporate Change

From time to time an Investment Fund may acquire enough of a company’s shares or other equity to enable its Underlying Manager, either alone or together with the members of any group with which the Underlying Manager is acting, to influence the company to take certain actions, with the intent that such actions will maximize shareholder value. If the investors of such an Investment Fund request withdrawals representing a substantial portion of the Investment Fund’s assets during any period when its Underlying Manager (or members of any such group) are seeking to influence any such corporate changes, the Underlying Manager may be compelled to sell some or all of the Investment Fund’s holdings of the shares or other equity issued by such company in order to fund such investor withdrawal requests. This may adversely impact, or even eliminate, the Underlying Manager’s (or the group’s) ability to influence such changes and, thus, to influence shareholder value, possibly resulting in losses to the Investment Fund and subsequently, the Fund.

Reliance on Key Personnel of the Advisers

The Fund’s ability to identify and invest in attractive opportunities is dependent upon the Advisers. If one or more of the key individuals leaves either of the Advisers, that Adviser may not be able to hire qualified replacements, or may require an extended time to do so. This could prevent the Fund from achieving its investment objective.

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Dilution

If an Underlying Manager limits the amount of capital that may be contributed to an Investment Fund by the Fund, additional sales of Shares of the Fund will dilute the participation of existing Shareholders in the indirect returns to the Fund from such Investment Fund.

Indirect Investment in Investment Funds

Any transaction by which the Fund indirectly gains exposure to an Investment Fund by the purchase of a swap or other contract is subject to special risks. The Fund’s use of such instruments can result in volatility, and each type of instrument is subject to special risks. Indirect investments generally will be subject to transaction and other fees that will reduce the value of the Fund’s investment in an Investment Fund. There can be no assurance that the Fund’s indirect investment in an Investment Fund will have the same or similar results as a direct investment in the Investment Fund, and the Fund’s value may decrease as a result of such indirect investment.

Counterparty Insolvency

The Fund’s and the Investment Funds’ assets may be held in one or more funds maintained for the Fund or the Investment Funds by counterparties, including their prime brokers. There is a risk that any of such counterparties could become insolvent. The insolvency of such counterparties is likely to impair the operational capabilities or the assets of the Investment Funds and the Fund. If one or more of the Investment Funds’ counterparties were to become insolvent or the subject of liquidation proceedings in the United States (either under the Securities Investor Protection Act or the United States Bankruptcy Code), there exists the risk that the recovery of the Investment Funds’ securities and other assets from such prime broker or broker-dealer will be delayed or be of a value less than the value of the securities or assets originally entrusted to such prime broker or broker-dealer.

In addition, the Investment Funds may use counterparties located in various jurisdictions outside the United States. Such local counterparties are subject to various laws and regulations in various jurisdictions that are designed to protect their customers in the event of their insolvency. However, the practical effect of these laws and their application to the Investment Funds’ assets are subject to substantial limitations and uncertainties. Because of the large number of entities and jurisdictions involved and the range of possible factual scenarios involving the insolvency of a counterparty, it is impossible to generalize about the effect of their insolvency on the Investment Funds and their assets and the Fund. The insolvency of any counterparty would result in a loss to the Fund, which could be material.

Financial Failure of Intermediaries

There is always the possibility that the institutions, including brokerage firms and banks, with which the Fund does business, or to which securities have been entrusted for custodial purposes, will encounter financial difficulties that may impair their operational capabilities or result in losses to the Fund.

Suspensions of Trading

Each exchange typically has the right to suspend or limit trading in all securities that it lists. Such a suspension could render it impossible for an Investment Fund to liquidate its positions and thereby expose it to losses. In addition, there is no guarantee that non-exchange markets will remain liquid enough for an Investment Fund to close out positions.

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Enforceability of Claims Against Investment Funds

The Fund has no assurances that it will be able to: (1) effect service of process within the U.S. on foreign Investment Funds; (2) enforce judgments obtained in U.S. courts against foreign Investment Funds based upon the civil liability provisions of the U.S. federal securities laws; (3) enforce, in an appropriate foreign court, judgments of U.S. courts based upon the civil liability provisions of the U.S. federal securities laws; and (4) bring an original action in an appropriate foreign court to enforce liabilities against an Investment Fund or other person based upon the U.S. federal securities laws. It is unclear whether Shareholders would ever be able to bring claims directly against the Investment Funds, domestic or foreign, or whether all such claims must be brought by the Board on behalf of Shareholders.

BOARD OF TRUSTEES AND OFFICERS

The business operations of the Fund are managed and supervised under the direction of the Board, subject to the laws of the State of Delaware and the Fund’s Agreement and Declaration of Trust. The Board has overall responsibility for the management and supervision of the business affairs of the Fund on behalf of its Shareholders, including the authority to establish policies regarding the management, conduct and operation of its business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation. The officers of the Fund conduct and supervise the daily business operations of the Fund.

The members of the Board (each, a “Trustee”) are not required to contribute to the capital of the Fund or to hold Shares. A majority of Trustees of the Board are not “interested persons” (as defined in the Investment Company Act) of the Fund (collectively, the “Independent Trustees”). Any Trustee who is not an Independent Trustee is an interested trustee (“Interested Trustee”).

The identity of Trustees of the Board and officers of the Fund, and their brief biographical information, including their addresses, their year of birth and descriptions of their principal occupations during the past five years is set forth below.

The Trustees serve on the Board for terms of indefinite duration. A Trustee’s position in that capacity will terminate if the Trustee is removed or resigns or, among other events, upon the Trustee’s death, incapacity, retirement or bankruptcy. A Trustee may resign upon written notice to the other Trustees of the Fund, and may be removed either by (i) the vote of at least two-thirds of the Trustees of the Fund not subject to the removal vote or (ii) the vote of Shareholders of the Fund holding not less than two-thirds of the total number of votes eligible to be cast by all Shareholders of the Fund. In the event of any vacancy in the position of a Trustee, the remaining Trustees of the Fund may appoint an individual to serve as a Trustee so long as immediately after the appointment at least two-thirds of the Trustees of the Fund then serving have been elected by the Shareholders of the Fund. The Board may call a meeting of the Fund’s Shareholders to fill any vacancy in the position of a Trustee of the Fund, and must do so if the Trustees who were elected by the Shareholders of the Fund cease to constitute a majority of the Trustees then serving on the Board.

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INDEPENDENT TRUSTEES

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD BY TRUSTEE	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE OR OFFICER
David G. Lee Year of Birth: 1952 c/o Registered Fund Solutions, LLC 125 Maiden Lane New York, NY 10038	Trustee	Since Inception	President and Director, Client Opinions, Inc. (2003-2011); Chief Operating Officer, Brandywine Global Investment Management (1998-2002).	4

Robert Seyferth Year of Birth: 1952 c/o Registered Fund Solutions, LLC 125 Maiden Lane New York, NY 10038	Trustee	Since Inception	Chief Procurement Officer/Senior Managing Director, Bear Stearns/JP Morgan Chase (1993-2009).	4

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INTERESTED TRUSTEES AND OFFICERS

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD BY TRUSTEE	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE OR OFFICER
Victor Fontana Year of Birth: 1955 c/o Registered Fund Solutions, LLC 125 Maiden Lane New York, NY 10038	Chairman and Trustee	Since Inception	Chief Operating Officer and President, Liberty Street Advisers, Inc. (2007 - present); Chief Operating Officer and President, HRC Portfolio Solutions, LLC (2007 - present); Chief Operating Officer and President, HRC Fund Associates, LLC (2007 - present); Chief Operating Officer and President, Maiden Lane Spin-Off Advisors, LLC (2011 - present); Chief Operating Officer and President, Registered Fund Solutions, LLC (2011 - present); Administrative Officer, Institutional Research Services, Inc. (2007-present); Business Development Manager, PCS Securities, Inc. (2008); Director of Transition Services, Investment Technology Group, Inc. (2005 – 2007).	4

Michael Peck Year of Birth: 1980 c/o Registered Fund Solutions, LLC 125 Maiden Lane New York, NY 10038	President	Since Inception	Portfolio Manager, Vivaldi Capital Management, LLC (February 2012 - present); Portfolio Manager, Coe Capital Management (February 2010 – February 2012); Senior Financial Analyst and Risk Manager, the Bond Companies (August 2006 – October 2008).	1

Randal Golden Year of Birth: 1967 c/o Registered Fund Solutions, LLC 125 Maiden Lane New York, NY 10038	Treasurer	Since Inception	Chief Investment Officer, Vivaldi Capital Management, LLC (January 2012 – present); Managing Director, FGMK/Preservation Capital Partners (August 2005 – December 2011).	1

John Canning Year of Birth: 1970 c/o Registered Fund Solutions, LLC 125 Maiden Lane New York, NY 10038	Chief Compliance Officer	Since Inception	Director, Cipperman Compliance Services (2011-present); Director of Mutual Fund Administration, Nationwide Funds Group (2008-2011); Director Mutual Fund Administration, BHR Fund Investment Managers, LP (2006-2008).	4

Benjamin Schmidt Year of Birth: 1976 c/o Registered Fund Solutions, LLC 125 Maiden Lane New York, NY 10038	Secretary	Since Inception	Assistant Vice President Fund Administration, UMB Fund Services, Inc. (2000-present).	4

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The Board believes that each of the Trustees’ experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that each Trustee should serve in such capacity. Among the attributes common to all Trustees is the ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, the Advisers, the Fund’s platform manager, other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. A Trustee’s ability to perform his or her duties effectively may have been attained through the Trustee’s business, consulting, and public service; experience as a board member of non-profit entities or other organizations; education or professional training; and/or other life experiences. In addition to these shared characteristics, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Trustee.

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Victor Fontana.             Mr. Fontana has been a Trustee since the Fund’s inception. Mr. Fontana has more than 35 years of experience in the financial services industry.

David G. Lee.                Mr. Lee has been a Trustee since the Fund’s inception. He has more than 25 years of experience in the financial services industry.

Robert Seyferth.             Mr.Seyferth has been a Trustee since the Fund’s inception. Mr. Seyferth has more than 30 years of business and accounting experience.

Specific details regarding each Trustee’s principal occupations during the past five years are included in the table above.

Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of the Fund rests with the Board. The Fund has engaged the Advisers to manage the Fund on a day-to-day basis. The Board is responsible for overseeing the Advisers and other service providers in the operations of the Fund in accordance with the provisions of the Investment Company Act, applicable provisions of state and other laws and the Fund’s Agreement and Declaration of Trust. The Board is currently composed of three members, two of whom are Independent Trustees. The Board will meet in-person at regularly scheduled meetings four times each year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. The Independent Trustees have also engaged independent legal counsel to assist them in performing their oversight responsibility. The Independent Trustees will meet with their independent legal counsel in person prior to and during each quarterly in-person board meeting. As described below, the Board has established a Valuation Committee, an Audit Committee and a Nominating Committee, and may establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities.

The Board has appointed Victor Fontana, an Interested Trustee, to serve in the role of Chairman. The Chairman’s role is to preside at all meetings of the Board and to act as liaison with the Advisers, other service providers, counsel and other Trustees generally between meetings. The Chairman serves as a key point person for dealings between management and the Trustees. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board has not appointed a lead independent trustee. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview and it allocates areas of responsibility among committees of Trustees and the full Board in a manner that enhances effective oversight.

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The Fund is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. Risk oversight forms part of the Board’s general oversight of the Fund and will be addressed as part of various Board and committee activities. Day-to-day risk management functions are subsumed within the responsibilities of the Advisers and other service providers (depending on the nature of the risk), which carry out the Fund’s investment management and business affairs. The Advisers and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each of the Advisers and other service providers has its own independent interests in risk management, and their policies and methods of risk management will depend on their functions and business models. The Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board will require senior officers of the Fund, including the President, Chief Financial Officer and Chief Compliance Officer (“CCO”) and the Advisers, to report to the full Board on a variety of matters at regular and special meetings of the Board, including matters relating to risk management. The Board and the Audit Committee will also receive regular reports from the Fund’s independent registered public accounting firm on internal control and financial reporting matters. The Board will also receive reports from certain of the Fund’s other primary service providers on a periodic or regular basis, including the Fund’s custodian, distributor, platform manager and administrator. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Committees of the Board of Trustees

Audit Committee

The Board has formed an Audit Committee that is responsible for overseeing the Fund’s accounting and financial reporting policies and practices, its internal controls, and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Fund’s financial statements and the independent audit of those financial statements; and acting as a liaison between the Fund’s independent auditors and the full Board. In performing its responsibilities, the Audit Committee will select and recommend annually to the entire Board a firm of independent certified public accountants to audit the books and records of the Fund for the ensuing year, and will review with the firm the scope and results of each audit. The Audit Committee currently consists of each of the Fund’s Independent Trustees. As the Fund is recently organized, the Audit Committee has not held any meetings during the last year.

Nominating Committee

The Board has formed a Nominating Committee that is responsible for selecting and nominating persons to serve as Trustees of the Fund. The Nominating Committee is responsible for both nominating candidates to be appointed by the Board to fill vacancies and for nominating candidates to be presented to Shareholders for election. In performing its responsibilities, the Nominating Committee will consider candidates recommended by management of the Fund and by Shareholders and evaluate them both in a similar manner, as long as the recommendation submitted by a Shareholder includes at a minimum: the name, address and telephone number of the recommending Shareholder and information concerning the Shareholder’s interests in the Fund in sufficient detail to establish that the Shareholder held Shares on the relevant record date; and the name, address and telephone number of the recommended nominee and information concerning the recommended nominee’s education, professional experience, and other information that might assist the Nominating Committee in evaluating the recommended nominee’s qualifications to serve as a trustee. The Nominating Committee may solicit candidates to serve as trustees from any source it deems appropriate. With the Board’s prior approval, the Nominating Committee may employ and compensate counsel, consultants or advisers to assist it in discharging its responsibilities. The Nominating Committee currently consists of each of the Fund’s Independent Trustees. As the Fund is recently organized, the Nominating Committee has not held any meetings during the last year.

21

Valuation Committee

The Board has formed a Valuation Committee that is responsible for reviewing fair valuations of securities held by the Fund in instances as required by the valuation procedures adopted by the Board and is responsible for carrying out the provisions of its charter. The Valuation Committee currently consists of each of the Fund’s Trustees. As the Fund is recently organized, the Valuation Committee has not held any meetings during the last year.

Trustee Ownership of Securities

As of February 28, 2014, none of the Trustees owned Shares of the Fund.

Independent Trustee Ownership of Securities

As of February 28, 2014, none of the Independent Trustees (or their immediate family members) owned securities of the Advisers, or of an entity (other than a registered investment company) controlling, controlled by or under common control with the Advisers.

Trustee Compensation

In consideration of the services rendered by the Independent Trustees, the Fund will pay each Independent Trustee a retainer of $10,000 per year. Trustees that are interested persons will be compensated by the Fund’s platform manager and/or its affiliates and will not be separately compensated by the Fund.

CODES OF ETHICS

The Fund and the Advisers have each adopted a code of ethics pursuant to Rule 17j-1 of the Investment Company Act, which is designed to prevent affiliated persons of the Fund and the Advisers from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund. The codes of ethics permit persons subject to them to invest in securities, including securities that may be held or purchased by the Fund, subject to a number of restrictions and controls. Compliance with the codes of ethics is carefully monitored and enforced.

The codes of ethics are included as exhibits to the Fund’s registration statement filed with the SEC and can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. The codes of ethics are available on the EDGAR database on the SEC’s Internet site at http://www.sec.gov, and may also be obtained after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

22

INVESTMENT MANAGEMENT AND OTHER SERVICES

The Advisers

Vivaldi Asset Management, LLC (the “Investment Manager”), serves as the investment advisor to the Fund. Infinity Capital Advisors, LLC serves as sub-adviser to the Fund (the “Sub-Adviser” and, together with the Investment Manager, the “Advisers”). Each of the Advisers is an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended. Subject to the general supervision of the Board, and in accordance with the investment objective, policies, and restrictions of the Fund, the Advisers are responsible for the management and operation of the Fund and the investment of the Fund’s assets. The Advisers provide such services to the Fund pursuant to the Investment Management Agreement and the Sub-Advisory Agreement (collectively, the “Agreements”), respectively.

The Agreements became effective as of August 16, 2013, and will continue in effect for an initial two-year term. Thereafter, the Agreements will continue in effect from year to year provided such continuance is specifically approved at least annually by (i) the vote of a majority of the outstanding voting securities of the Fund or a majority of the Board, and (ii) the vote of a majority of the Independent Trustees of the Fund, cast in person at a meeting called for the purpose of voting on such approval. A discussion regarding the basis for the Board’s approval of the Agreements, or any other investment advisory contracts, will be available in the Fund’s first annual or semi-annual report to Shareholders.

Pursuant to the Investment Management Agreement, the Fund pays the Investment Manager a monthly Investment Management Fee equal to 1.25% on an annualized basis of the Fund’s NAV as of each month-end, subject to certain adjustments. The Investment Management Fee will be paid to the Investment Manager before giving effect to any repurchase of Shares in the Fund effective as of that date, and will decrease the net profits or increase the net losses of the Fund that are credited to its Shareholders. NAV means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund; provided that for purposes of determining the Investment Management Fee payable to the Investment Manager for any month, NAV will be calculated prior to any reduction for any fees and expenses of the Fund for that month, including, without limitation, the Investment Management Fee payable to the Investment Manager for that month. The Investment Management Fee will be computed as of the last day of each month, and will be due and payable in arrears within thirty-five business days after the end of the month. The Investment Manager pays the Sub-Adviser 50% of the Investment Management Fee it receives from the Fund.

The Advisers have entered into an expense limitation agreement (the “Expense Limitation Agreement”) with the Fund, whereby the Advisers have jointly agreed to waive fees that they would otherwise have paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Total Annual Expenses (excluding taxes, interest, brokerage commissions, certain transaction-related expenses, extraordinary expenses, and any acquired fund fees and expenses) do not exceed 1.50% on an annualized basis (the “Expense Limit”). For a period not to exceed three years from the date on which a Waiver is made, the Investment Manager and/or the Sub-Adviser may recoup amounts waived or assumed, provided they are able to effect such recoupment and remain in compliance with the Expense Limit. The Expense Limitation Agreement has an initial three-year term and will automatically renew for consecutive one-year terms thereafter unless sooner terminated. None of the Fund or Advisers may terminate the Expense Limitation Agreement during the initial three-year term. After the initial three-year term, any of the Fund or the Advisers may terminate the Expense Limitation Agreement upon 30 days’ written notice.

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The Investment Committee

Infinity Capital Advisors, LLC

The personnel of the Sub-Adviser who will initially have primary responsibility for the day-to-day management of the Fund’s portfolio (the “Investment Committee”) are Jeffrey J. Vale, Milton L. Williams, III, R. Phillip Jarrell, Jr. and Steven P. Barth.

Other Accounts Managed by the Investment Committee(1)

Type of Accounts		Total # of Accounts Managed	Total Assets ($mm)	# of Accounts Managed that Advisory Fee Based on Performance	Total Assets that Advisory Fee Based on Performance ($mm)

1. Jeffrey J. Vale	Registered Investment	0	$0	0	$0
	Companies:
	Other Pooled Investment	6	$215	6	$215
	Vehicles:
	Other Accounts:	0	$0	0	$0

2. Milton L. Williams, III	Registered Investment	0	$0	0	$0
	Companies:
	Other Pooled Investment	6	$215	6	$215
	Vehicles:
	Other Accounts:	0	$0	0	$0

3. R. Phillip Jarrell, Jr.	Registered Investment	0	$0	0	$0
	Companies:
	Other Pooled Investment	6	$215	6	$215
	Vehicles:
	Other Accounts:	0	$0	0	$0

4. Steven P. Barth	Registered Investment	0	$0	0	$0
	Companies:
	Other Pooled Investment	6	$215	6	$215
	Vehicles:
	Other Accounts:	0	$0	0	$0
1)	As of December 1, 2013.

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Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts:

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. The Sub-Adviser seeks to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Fund.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Sub-Adviser has adopted procedures for allocating portfolio transactions across multiple accounts.

The Sub-Adviser has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Compensation of the Investment Committee

The members of the Investment Committee are not directly compensated for their work with respect to the Fund; however, each member of the Investment Committee is an equity owner of the parent company of the Sub-Adviser and therefore benefits indirectly from the revenue generated from the Sub-Advisory Agreement.

Portfolio Management Team’s Ownership of Shares

Name of Portfolio Management Team Member:	Dollar Range of Shares Beneficially Owned by Portfolio Management Team Member (1):
Jeffrey J. Vale	Over $100,000
Milton L. Williams, III	None
R. Phillip Jarrell, Jr.	None
Steven P. Barth	None
(1)	As of December 1, 2013.

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BROKERAGE

It is the policy of the Fund to obtain the best results in connection with effecting its portfolio transactions taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm and the firm’s risk in positioning a block of securities. In most instances, the Fund will purchase interests in an Investment Fund directly from the Investment Fund, and such purchases by the Fund may be, but are generally not, subject to transaction expenses. Nevertheless, the Fund anticipates that some of its portfolio transactions (including investments in Investment Funds) may be subject to expenses. The Investment Funds incur transaction expenses in the management of their portfolios, which will decrease the value of the Fund’s investment in the Investment Funds. Each Investment Fund is responsible for placing orders for the execution of its portfolio transactions and for the allocation of its brokerage. The Advisers will have no direct or indirect control over the brokerage or portfolio trading policies employed by the Underlying Managers.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM; LEGAL COUNSEL

Rothstein, Kass & Company of 4 Becker Farm Road, Roseland, NJ 07068, has been selected as independent registered public accountant for the Fund and in such capacity will audit the Fund’s annual financial statements and financial highlights.

Drinker Biddle & Reath LLP, One Logan Square, Ste. 2000, Philadelphia, PA 19103-6996, serves as counsel to the Fund and the Independent Trustees.

CUSTODIAN

UMB Bank, N.A. (the “Custodian”), serves as the primary custodian of the assets of the Fund, and may maintain custody of such assets with U.S. and non-U.S. subcustodians (which may be banks, trust companies, securities depositories and clearing agencies) in accordance with the requirements of Section 17(f) of the Investment Company Act. Assets of the Fund are not held by the Advisers, or commingled with the assets of other accounts other than to the extent that securities are held in the name of the Custodian or U.S. or non-U.S. subcustodians in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian’s principal business address is 1010 Grand Blvd., Kansas City, MO 64106. The Custodian is an affiliate of J.D. Clark & Co., which serves as the Fund’s administrator.

DISTRIBUTOR

Foreside Fund Services, LLC, (the “Distributor”) is the distributor of Shares and is located at Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Pursuant to the Distribution Agreement, the Distributor acts as the agent of the Fund in connection with the continuous offering of Shares of the Fund. The Distributor continually distributes Shares of the Fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Shares. The Distributor and its officers have no role in determining the investment policies of the Fund.

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PROXY VOTING POLICIES AND PROCEDURES

The Fund invests substantially all of its investable assets in Investment Funds. To the extent that the Fund receives notices or proxies from Investment Funds (or receives proxy statements or similar notices in connection with any other portfolio securities) and the Fund has voting interests in such Investment Funds, the Board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Investment Manager. The Investment Manager will vote such proxies in accordance with its proxy policies and procedures. A copy of these policies and procedures is included as Appendix A to this SAI. The Board will periodically review the Fund’s proxy voting record.

The Fund will be required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. The Fund’s Form N-PX filing will be available: (i) without charge, upon request, by calling the Fund at 1.877.779.1999 or (ii) by visiting the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of March 31, 2014, the following persons were the only persons who were record owners (or to the knowledge of the Fund, beneficial owners) of 5% or more of the Shares.

Name and Address	Percentage of Shares Owned

Castle Creek Fund, LP 111 West Jackson Blvd, 20th Floor Chicago, IL 60604	13.2%

DJ Fund Investments, LLC Series A 111 West Jackson Blvd, 20th Floor Chicago, IL 60604	42.0%

Four J Partnership, LP 111 West Jackson Blvd, 20th Floor Chicago, IL 60604	6.4%

Mark K Scott and Elizabeth B Scott 111 West Jackson Blvd, 20th Floor Chicago, IL 60604	18.1%

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APPENDIX A

Vivaldi Capital Management, LLC

INVESTMENT MANAGER

PROXY VOTING POLICY AND PROCEDURES

ACCEPTANCE OF PROXY VOTING AUTHORITY

In accordance with Rule 206(4)-6 of the Investment Advisers Act of 1940, as amended, Vivaldi has adopted the following proxy voting policies and procedures (the “Policy”). This Policy applies to Vivaldi and each of its general partners and anyone acting on its behalf and at its designation in connection with the voting of proxies (collectively referred to as “Vivaldi”). This Policy consists of the policies, procedures and requirements set forth below and will be periodically reviewed and amended as needed.

Capitalized terms used but not otherwise defined herein have the meanings ascribed to them in Vivaldi’s Investment Adviser Compliance Program (the “Program”).

I. DEFINITIONS

Board means board of directors or similar governing body.

Client means the Vivaldi Fund (as defined in the Program) and any other investment advisory Clients for which Vivaldi exercises investment discretion. Client does not include any investment advisory Client that retains proxy-voting authority.

Conflict Committee means any committee established by Vivaldi as a method of addressing Proxy voting in situations involving a material conflict of interest with Clients.

Proxy as used in this Policy includes the submission of a security holder vote by proxy instrument, in person at a meeting of security holders or by written consent. “Proxy” does not include any action taken by a Supervised Person serving on the board of directors or similar body of a portfolio company or entity.

Proxy Voting Administrator means Randal Golden.

II. INTRODUCTION

Vivaldi’s policy is to vote any Proxy in the best interest of its Clients. Accordingly, Vivaldi will vote any Proxy in a manner intended to promote the Client’s investment objective, usually to maximize investment returns, following the investment restrictions and policies of the Client.

These are guidelines only and there may be instances when Vivaldi does not vote in accordance with the Policy due to the specific circumstances of the company in question. There also may be instances when Vivaldi refrains from voting a proxy, such as when Vivaldi determines that the cost of voting the proxy exceeds the expected benefit to the Client and would not be in the Client’s best interest. Vivaldi cannot anticipate every situation and certain issues are better handled on a case-by-case basis. The guidelines included in this Policy are subject to change as Vivaldi periodically reassesses these policies and procedures to reflect developments in Proxy voting and the best interest of Clients.

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III. ADMINISTRATION

The Proxy Voting Administrator will be responsible for the following:

• Overall compliance with the Policy;

• Disclosure of information to Clients;

• Retention of required records relating to Proxies and this Policy; and

• Reviewing and updating the Policy as appropriate.

A. General Voting Policies—Private Companies

Vivaldi generally votes in favor of the following:

• Proposals supported by any member of the Board that was nominated or designated by Vivaldi if there is such a director, unless Vivaldi believes that the particular rights of the Clients clearly would be better served by voting differently or a material conflict of interest involving Vivaldi exists;

• Compensation plans that tie executive compensation to long-term company performance;

• Board approved proposals relating to stock splits and combinations;

• Board approved proposals relating to permitting shareholder actions by written consent;

• Board approved proposals relating to routine business matters, such as changing the company’s name, ratifying auditor appointments and shareholder meeting procedural matters; and

• Board approved proposals relating to mergers, reorganizations and conversions designed solely to reincorporate, reorganize or convert a company into a Delaware entity.

Vivaldi generally votes against the following:

• Proposals opposed by any member of the Board that was nominated or designated by Vivaldi if there is such a director, unless Vivaldi believes that the particular rights of the Clients clearly would be better served by voting differently or a material conflict of interest involving Vivaldi exists.

Vivaldi generally votes on a case-by-case basis for the following:

• Proposals for creating new classes of stock, authorizing additional shares, issuing stock, issuing options or other rights to acquire stock, creating or making grants under stock appreciation rights or similar equity based compensation plans, redeeming stock or otherwise affecting the company’s capital structure; and

• On all other matters not covered by the above, Vivaldi will request recommendations from its affiliates most familiar with the particular company, if available, and will then make its determination.

B. General Voting Policies—Public Companies

Vivaldi generally votes in favor of the following:

• Decisions reached by independent boards of directors;

• Compensation plans that tie executive compensation to long-term company performance;

• Shareholder proposals for board recommendations when the board meets basic independence and governance standards; and

• Board approved proposals relating to routine business matters such as changing the company’s name, ratifying the auditors’ appointment and shareholder meeting procedural matters.

Vivaldi generally votes against the following:

• Proposals to re-price options because the value of the underlying stock has fallen;

• Compensation packages that Vivaldi deems excessive or overly generous; and

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• Plans that issue options with exercise prices below the current market price.

Vivaldi generally withholds votes for the following:

• Proposals for inside directors serving on key committees.

Vivaldi generally votes on a case-by-case basis for the following:

• Board approved proposals regarding acquisitions, mergers, reincorporations, reorganizations and other transactions;

• Shareholder rights plans;

• Capitalization proposals; and

• Shareholder proposals for board recommendations when the board does not meet basic independence and governance standards.

IV. MATERIAL CONFLICTS OF INTEREST

Vivaldi believes that its interests are generally aligned with its Clients’ interests through ownership by Vivaldi principals and employees in the Vivaldi Fund. In the event Vivaldi determines there is or may be a material conflict of interest between Vivaldi and a Client in voting Proxies, Vivaldi will address such material conflict of interest using one of the following procedures:

• Vivaldi may vote the Proxy using the established objective policies described under “General Voting Policies—Private Companies” or “General Voting Policies—Public Companies,” above; or

• Vivaldi may have a committee (“Conflict Committee”) formed to address material conflicts of interest in voting Client Proxies. The Conflict Committee may determine how to vote any Proxy if Vivaldi has a material conflict of interest in voting. Any such vote must be consistent with the best interest of the Client. In making the Proxy voting determination, the Conflict Committee will take reasonable steps under the circumstances to attempt to insulate the Proxy voting determination from the material conflict. The Conflict Committee will keep a report of any Proxies voted under this procedure detailing the nature of the material conflict and the Conflict Committee’s manner of resolving the material conflict in the best interest of the Client. This report will be made available to Clients upon their written request.

Vivaldi does not consider service by Vivaldi personnel on portfolio company boards or Vivaldi receipt of management or other fees from portfolio companies to create a material conflict of interest for voting Proxies generally with respect to such companies.

V. DISCLOSURES

Vivaldi will make the following disclosures to Clients:

• A summary of the Policy;

• Upon request by a Client, a copy of the Policy; and

• Upon request by a Client, the Proxy voting record for Proxies voted on behalf of the Client.

VI. RECORDKEEPING

Vivaldi will keep the following records:

• A copy of the Policy;

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• A copy of each proxy statement received with respect to Client portfolio securities, except that when a proxy statement is available on the SEC’s EDGAR public filing system, Vivaldi may rely on that filing in lieu of keeping its own copy;

• A record of each Proxy vote cast by Vivaldi on behalf of a Client;

• A copy of any document prepared by Vivaldi that was material to the Proxy voting decision, including any Conflict Committee reports; and

• A copy of each written Client request for information regarding how Vivaldi voted Proxies on behalf of Clients and any written response by Vivaldi to any Client requests.

VII. AMENDMENTS

This Policy may be amended from time to time by the Proxy Voting Administrator.

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APPENDIX B

FINANCIAL STATEMENTS

INFINITY CORE ALTERNATIVE FUND
(a Maryland Statutory Trust)
Financial Statements

For the Period October 1, 2013 (Commencement of Operations) to November 30, 2013

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INFINITY CORE ALTERNATIVE FUND
(a Maryland Statutory Trust)

For the Period October 1, 2013 (Commencement of Operations) to November 30, 2013

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of

Infinity Core Alternative Fund

We have audited the accompanying statement of assets and liabilities of Infinity Core Alternative Fund (the “Fund”), including the schedule of investments, as of November 30, 2013, and the related statements of operations, changes in net assets, cash flows and financial highlights for the period October 1, 2013 (Commencement of Operations) through November 30, 2013. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of November 30, 2013 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Infinity Core Alternative Fund as of November 30, 2013, and the results of its operations, its changes in net assets, its cash flows, and its financial highlights for the period October 1, 2013 (Commencement of Operations) through November 30, 2013, in conformity with accounting principles generally accepted in the United States of America.

/s/ Rothstein Kass

Roseland, New Jersey

April 14, 2014

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INFINITY CORE ALTERNATIVE FUND
(a Maryland Statutory Trust)
Schedule of Investments
November 30, 2013

	Redemptions	Redemption	Investment
Investment Funds (97.54%)	Permitted	Notice Period	Strategy	Cost	Fair Value
Partnership Interests
Caxton Global Investments (USA), LLC, Class T-Level 2 [a,b]	Quarterly	45 Days	Multi-strategy	$ 3,000,000	$ 3,064,545
Citadel Wellington Partners, LLC- Level 2 [a,b]	Quarterly	45 Days	Multi-strategy	3,500,000	3,553,941
D.E. Shaw Composite Fund, LLC, Collective Liquidity Class- Level 2 [a,b]	Quarterly [d]	75 Days	Multi-strategy	2,000,000	2,051,491
Elliott Associates, L.P., Class B- Level 3 [a,b]	Semi-annually [c,d]	60 Days	Multi-strategy	2,000,000	2,034,104
Eton Park Fund, L.P., Class A- Level 2 [a,b]	Quarterly [c]	65 Days	Multi-strategy	600,000	641,090
Eton Park Fund, L.P., Class A- Level 3 [a,b]	Quarterly [c]	65 Days	Multi-strategy	2,400,000	2,564,359
King Street Capital, L.P.- Level 2 [a,b]	Quarterly [c,e]	65 Days	Global long/short credit and event-driven	375,000	382,626
King Street Capital, L.P.- Level 3 [a,b]	Quarterly [c,e]	65 Days	Global long/short credit and event-driven	2,625,000	2,678,381
Millennium USA, L.P., Class EE- Level 2 [a,b]	Quarterly [c]	90 Days	Multi-strategy	750,000	767,282
Millennium USA, L.P., Class EE- Level 3 [a,b]	Quarterly [c]	90 Days	Multi-strategy	2,250,000	2,301,848
Total Partnership Interests (cost $19,500,000) (97.54%)					20,039,667

Total Investments (cost $19,500,000) (97.54%)					$ 20,039,667
Other assets less liabilities (2.46%)					505,056
Net Assets - 100.00%					$ 20,544,723

[a]	Non-income producing.

[b]	Investment Funds are issued in private placement transactions and as such are restricted as to resale.

[c]	The Investment Fund can institute a gate provision on redemptions at the investor level of 20 - 25% of the fair value of the investment in the Investment Fund.

[d]	The Investment Fund can institute a gate provision on redemptions at the fund level of 8 - 20% of the fair value of the investment in the Investment Fund.

[e]	Withdrawals from the Investment Fund are permitted after a one year lock-up period from the date of the initial investment which expires on September 30, 2014.

The accompanying notes are an integral part of these Financial Statements.	2

INFINITY CORE ALTERNATIVE FUND
(a Maryland Statutory Trust)
Statement of Assets and Liabilities
November 30, 2013

Assets
Investments, at fair value (cost $19,500,000)	$20,039,667
Cash	554,081
Waiver receivable	16,854
Other assets	104
Total Assets	20,610,706

Liabilities
Management fee payable	41,991
Professional fees payable	10,000
Accounting and administration fees payable	5,392
Trustees fees payable	3,333
Custody fees payable	2,708
Insurance fees payable	2,559
Total Liabilities	65,983

Net Assets	$20,544,723

Analysis of Net Assets
Capital contributions (net)	$20,055,000
Accumulated net investment loss	(49,944)
Accumulated net unrealized appreciation on investments	539,667

Net Assets	$20,544,723

The accompanying notes are an integral part of these Financial Statements.	3

INFINITY CORE ALTERNATIVE FUND
(a Maryland Statutory Trust)
Statement of Operations
For the Period October 1, 2013 (Commencement of Operations) to November 30, 2013

Income
Interest	$19

Expenses
Management fee	41,991
Professional fees	10,000
Accounting and administration fees	5,392
Trustees fees	3,333
Custody fees	2,708
Insurance fees	2,559
Other fees	834
Total Operating Expenses	66,817

Expense Waivers	(16,854)

Net Expenses	49,963

Net Investment Loss	(49,944)

Net Unrealized Appreciation on Investments	539,667

Net Increase in Net Assets from Operations	$489,723

The accompanying notes are an integral part of these Financial Statements.	4

INFINITY CORE ALTERNATIVE FUND
(a Maryland Statutory Trust)
Statement of Changes in Net Assets
For the Period October 1, 2013 (Commencement of Operations) to November 30, 2013

Operations
Net investment loss	$(49,944)
Net unrealized appreciation on investments	539,667
Net change in net assets from operations	489,723

Capital Transactions
Capital contributions	20,055,000	*
Net change in net assets from capital transactions	20,055,000

Total Increase	20,544,723

Net Assets
Beginning of period	-
End of period	$20,544,723

* Includes $6,500,000 from an in-kind transfer of securities on October 1, 2013.
See Note 7 in the Notes to Financial Statements.

The accompanying notes are an integral part of these Financial Statements.	5

INFINITY CORE ALTERNATIVE FUND
(a Maryland Statutory Trust)
Statement of Cash Flows
For the Period October 1, 2013 (Commencement of Operations) to November 30, 2013

CASH FLOWS FROM OPERATING ACTIVITIES
Net Increase in Net Assets from Operations	$489,723
Adjustments to reconcile Net Increase in Net Assets from
Operations to net cash used in operating activities:
Net unrealized appreciation on investments	(539,667)
Purchases of Investment Funds	(13,000,000)
Changes in operating assets and liabilities:
Increase in other assets	(104)
Increase in waiver receivable	(16,854)
Increase in management fee payable	41,991
Increase in professional fees payable	10,000
Increase in accounting and administration fees payable	5,392
Increase in trustees fees payable	3,333
Increase in custody fees payable	2,708
Increase in insurance fees payable	2,559
Net Cash Used in Operating Activities	(13,000,919)

CASH FLOWS FROM FINANCING ACTIVITIES
Capital contributions	13,555,000

Net change in cash	554,081

Cash at beginning of period	-

Cash at End of Period	$554,081

Supplemental disclosure for noncash financing activities
In-kind transfer of securities	$6,500,000

The accompanying notes are an integral part of these Financial Statements.	6

INFINITY CORE ALTERNATIVE FUND
(a Maryland Statutory Trust)
Financial Highlights
For the Period October 1, 2013 (Commencement of Operations) to November 30, 2013

Net Asset Value, Initial Issuance	$1.00
Income from investment operations:
Net investment loss	(0.00)
Net unrealized appreciation on investments	0.02
Total from investment operations:	0.02

Net Asset Value, End of Period	$1.02

Total Return (1)	2.5%

Net Assets, end of period (in thousands)	$20,545
Net investment loss to average net assets (2)	(1.5)%
Ratio of gross expenses to average net assets (2) (3)	2.0%
Ratio of expense waiver to average net assets (2)	(0.5)%
Ratio of net expenses to average net assets (2)	1.5%
Portfolio Turnover (1)	0.0%

(1) Not annualized.

(2) Annualized.

(3) Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursement by the Advisers.

The accompanying notes are an integral part of these Financial Statements.	7

INFINITY CORE ALTERNATIVE FUND

(a Maryland Statutory Trust)

Notes to Financial Statements – November 30, 2013

1. ORGANIZATION

Infinity Core Alternative Fund (the “Fund”) is a Maryland statutory trust that operates under an Agreement and Declaration of Trust dated August 15, 2013. Vivaldi Asset Management, LLC serves as the investment adviser (the “Investment Manager”) of the Fund. Infinity Capital Advisors, LLC serves as sub-adviser to the Fund (the “Sub-Adviser” and, together with the Investment Manager, the “Advisers”). Each of the Advisers is an investment adviser registered with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended.

The investment objective of the Fund is to seek long-term capital growth. The Fund intends to invest primarily in general or limited partnerships, funds, corporations, trusts or other investment vehicles (collectively, “Investment Funds”) based primarily in the United States that invest or trade in a wide range of securities, and, to a lesser extent, other property and currency interests. The Fund may also make investments outside of Investment Funds to hedge exposures deemed too risky or outside the strategies employed by the Fund’s Investment Funds. Such investments could also be used to hedge a position in an Investment Fund that is locked up or difficult to sell. Direct investments could include U.S. and foreign equity securities, debt securities, exchange-traded funds and derivatives related to such instruments, including futures and options thereon.

The Board of Trustees of the Fund (the “Board”) has overall responsibility for the management and supervision of the business operations of the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

a. Valuation of Investments

The Board has established a Valuation Committee to oversee the valuation of the Fund’s investments on behalf of the Fund. The Board has approved valuation procedures for the Fund (the “Valuation Procedures”). The Valuation Procedures provide that the Fund will value its investments in direct investments and Investment Funds at fair value.

The valuations of investments in Investment Funds are supported by information received from the Investment Funds such as monthly net asset values, investor reports, and audited financial statements, when available.

In accordance with the Valuation Procedures, fair value as of each month-end or other applicable accounting periods, as applicable, ordinarily will be the value determined as of such date by each Investment Fund in accordance with the Investment Fund’s valuation policies and reported at the time of the Fund’s valuation. As a general matter, the fair value of the Fund’s interest in an Investment Fund will represent the amount that the Fund could reasonably expect to receive from the Investment Fund if the Fund’s interest was redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. In the event that the Investment Fund does not report a month-end value to the Fund on a timely basis, the Fund will determine the fair value of such Investment Fund based on the most recent final or estimated value reported by the Investment Fund, as well as any other relevant information available at the time the Fund values its portfolio. Using the nomenclature of the hedge fund industry, any values reported as “estimated” or “final” are expected to reasonably reflect market values of securities when available or fair value as of the Fund’s valuation date. A substantial amount of time may elapse between the occurrence of an event necessitating the pricing of Fund assets and the receipt of valuation information from the underlying manager of an Investment Fund.

If it is probable that the Fund will sell an investment at an amount different from the net asset valuation or in other situations where the month end valuation of the Investment Fund is not available, or when the Fund believes alternative valuation techniques are more appropriate, the Advisers and the Valuation Committee may consider other factors, including subscription and redemption rights, expected discounted cash flows, transactions in the secondary market, bids received from potential buyers, and overall market conditions in determining fair value.

8

INFINITY CORE ALTERNATIVE FUND

(a Maryland Statutory Trust)

Notes to Financial Statements – November 30, 2013 (continued)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

a. Valuation of Investments (continued)

The Fund classifies its assets and liabilities into three levels based on the lowest level of input that is significant to the fair value measurement. Estimated values may differ from the values that would have been used if a ready market existed or if the investments were liquidated at the valuation date.

The three-tier hierarchy distinguishes between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below:

•	Level 1 - quoted prices (unadjusted) in active markets for identical assets and liabilities
•	Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, ability to redeem in the near term, generally within the next calendar quarter for Investment Funds, etc.)
•	Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments) or investments that cannot be fully redeemed at the net asset value in the “near term”, these are investments that generally have one or more of the following characteristics: gated redemptions, suspended redemptions, or have lock-up periods greater than 90 days.

Investments	Level 1	Level 2	Level 3	Total
Investment Funds
Multi-strategy	$-	$10,078,349	$6,900,311	$16,978,660
Global long/short credit and event-driven	-	382,626	2,678,381	3,061,007
Total Investments	$-	$10,460,975	$9,578,692	$20,039,667

The Advisers generally categorizes the investment strategies of the Investment Funds into investment strategy categories.  The investment objective of multi-strategy hedge funds is to deliver consistently positive returns regardless of the directional movement in equity, interest rates or currency markets by engaging in a variety of investment strategies.  The investment objective of global long/short credit and event-driven involves investing in instruments around the world related to any level of an issuer’s capital structure.  On the long side, this strategy focuses on companies, assets and instruments that are perceived to be trading below their inherent value.  On the short side, the strategy involves securities of companies that are believed to have their credit quality deteriorate due to operating or financial challenges, become subject to a leveraging event or have a have a negative event in the future.

The Investment Funds compensate their respective Investment Fund managers through management fees ranging from 1.5% to 3.0% annually of average net asset value of the Fund’s investment and incentive allocations typically ranging between 15% and 35% of profits, subject to loss carryforward provisions, as defined in the respective Investment Funds’ agreements.

The Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)” (“ASU 2011-04”), which includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 requires reporting entities to disclose quantitative information about the unobservable inputs used in fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 requires reporting entities to make disclosures about amounts and reasons for all transfers in and out of Levels 1 and 2 of the fair value hierarchy.

9

INFINITY CORE ALTERNATIVE FUND

(a Maryland Statutory Trust)

Notes to Financial Statements – November 30, 2013 (continued)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

a. Valuation of Investments (continued)

The following is a summary of quantitative information about significant unobservable valuation inputs for Level 3 Fair Value Measurements for investments in Investment Funds held by the Fund as of November 30, 2013:

Investments	Fair Value as of 11/30/13	Valuation Technique	Liquidity of Investments	Adjustments to Net Asset Value**
Investment Funds
Partnership Interests	$9,578,692	Net Asset Value as Practical Expedient*	Greater than 90 days	None
Total Investments	$9,578,692

*	Unobservable valuation input.

**	Amounts represent adjustments, if any, made to net asset value provided by the investment manager or administrator of the Investment Funds. Adjustments to the practical expedient net asset value may be made under certain circumstances including, but not limited to, the following:

•	The practical expedient net asset value received is not as of the Fund’s measurement date.

•	It is probable that the Investment Fund will be sold at a value significantly different than the reported expedient net asset value.

•	It is determined by the Valuation Committee that the Investment Fund is not being valued at fair value by the Investment Fund.

The following is a roll-forward reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value on a recurring basis:

Investment Funds
Balance as of October 1, 2013	$-
Gross Purchases/in-kind transfers	9,275,000
Gross Sales	-
Net Realized Gain/(Loss)	-
Change in Unrealized Appreciation/(Depreciation)	303,692
Transfers out of Level 3	-
Balance as of November 30, 2013	$9,578,692

The amount of the net unrealized appreciation for the period ended November 30, 2013 relating to investments in Level 3 assets still held at November 30, 2013 is $303,692, which is included as a component of net unrealized appreciation on investments in the accompanying Statement of Operations.

During the period ended November 30, 2013 the Fund did not have any significant transfers between any of the levels of the fair value hierarchy. The Fund records all transfers at the end of each reporting period. Transfers between levels 2 and 3 will generally relate to a change in the liquidity restrictions of the Investment Funds.

As of November 30, 2013 the Fund didn’t have any outstanding investment commitments to Investment Funds.

10

INFINITY CORE ALTERNATIVE FUND

(a Maryland Statutory Trust)

Notes to Financial Statements – November 30, 2013 (continued)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

b. Investment Income

Interest income is recorded on an accrual basis.

c. Fund Expenses

The Fund will pay all of its expenses, or reimburse the Advisers or their affiliates to the extent they have previously paid such expenses on behalf of the Fund. The expenses of the Fund include, but are not limited to, any fees and expenses in connection with the offering and issuance of shares of beneficial interest (“Shares”) of the Fund; all fees and expenses directly related to portfolio transactions and positions for the Fund’s account such as direct and indirect expenses associated with the Fund’s investments, and enforcing the Fund’s rights in respect of such investments; all fees and expenses reasonably incurred in connection with the operation of the Fund, such as investment management fee; platform manager fee; legal fees; auditing fees; accounting, administration, and tax preparation fees; custodial fees; fees for data and software providers; costs of insurance; registration expenses; trustees’ fees; and expenses of meetings of the Board.

d. Income Tax Information

The Fund is treated as a partnership for federal income tax purposes and not as an association taxable as a corporation.

The Fund and the entities in which the Fund invests that are treated as partnerships for federal income tax purposes will not be subject to federal income tax, although they each will file an annual partnership information return with the U.S. Internal Revenue Service, which will report the results of partnership operations. The Fund’s items of income, gain, loss, deduction and credit will include the Fund’s allocable share of the items of income, gain, loss, deduction and credit of the Investment Funds. Generally, the Fund is subject to income tax examinations by major taxing authorities since its inception.

The Fund is required to determine whether its tax positions are more likely than not to be sustained upon examination by the applicable taxing authority, based on the technical merits of the position. The tax benefit recognized is measured as the largest amount of benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement with the relevant taxing authorities. Based on its analysis, the Fund has determined that it has not incurred any liability for unrecognized tax benefits as of November 30, 2013. The Fund does not expect that its assessment regarding unrecognized tax benefits will materially change over the next twelve months. However, the Fund’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, questioning the timing and amount of deductions, the nexus of income among various tax jurisdictions, compliance with U.S. federal, U.S. state and foreign tax laws, and changes in the administrative practices and precedents of the relevant taxing authorities.

e. Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires the Fund’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. INVESTMENT MANAGEMENT AND OTHER AGREEMENTS

The Fund pays the Investment Manager a management fee (“Investment Management Fee”) at an annual rate of 1.25%, payable monthly in arrears, based upon the Fund’s net assets as of month-end. The Investment Management Fee is paid to the Investment Manager before giving effect to any repurchase of Shares in the Fund effective as of that date, and will decrease the net profits or increase the net losses of the Fund that are credited to its shareholders (“Shareholders”). The Investment Manager pays the Sub-Adviser 50% of the Investment Management Fee it receives from the Fund.

The Investment Manager and the Sub-Adviser have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) with the Fund, whereby the Investment Manager and the Sub-Adviser have jointly agreed to waive fees that they would otherwise have paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Total Annual Expenses (excluding taxes, interest, brokerage commissions, certain transaction-related expenses, extraordinary expenses, and any Acquired Fund Fees and Expenses) do not exceed 1.50% on an annualized basis (the “Expense Limit”).

11

INFINITY CORE ALTERNATIVE FUND

(a Maryland Statutory Trust)

Notes to Financial Statements – November 30, 2013 (continued)

3. INVESTMENT MANAGEMENT AND OTHER AGREEMENTS (continued)

For a period not to exceed three years from the date on which a Waiver is made, the Investment Manager and/or Sub-Adviser may recoup amounts waived or assumed, provided they are able to effect such recoupment and remain in compliance with the Expense Limit. The Expense Limitation Agreement has an initial three-year term, beginning as of the commencement of operations of the Fund. Neither the Fund, the Investment Manager nor the Sub-Adviser may terminate the Expense Limitation Agreement during the initial three-year term. For the period ended November 30, 2013, the Advisers waived fees of $16,854 which is subject for recoupment through March 31, 2017. This amount is due from the Advisor at November 30, 2013 and is recorded as a waiver receivable on the Statement of Assets and Liabilities.

4. RELATED PARTY TRANSACTIONS

At November 30, 2013, Shareholders who are affiliated with the Investment Manager or the Sub-Adviser owned approximately $2,408,000 (or 11.7% of net assets) of the Fund.

5. ADMINISTRATION AND CUSTODY AGREEMENT

J.D. Clark & Company, a division of UMB Fund Services, Inc., serves as administrator (the “Administrator”) to the Fund and provides certain accounting, administrative, record keeping and investor related services. The Fund pays a monthly fee to the Administrator based upon average net assets, subject to certain minimums.

UMB Bank, N.A. (the “Custodian”), an affiliate of the Administrator, serves as the primary custodian of the assets of the Fund, and may maintain custody of such assets with U.S. and non-U.S. sub-custodians, securities depositories and clearing agencies.

6. CAPITAL SHARE TRANSACTIONS

Shares are generally offered for purchase as of the first day of each calendar month, except that Shares may be offered more or less frequently as determined by the Board in its sole discretion. At the discretion of the Board and provided that it is in the best interests of the Fund and Shareholders to do so, the Fund intends to provide a limited degree of liquidity to the Shareholders by conducting repurchase offers generally quarterly beginning on June 30, 2014 (or such earlier or later date as the Board may determine), with a Valuation Date (as defined below) on or about March 31, June 30, September 30 and December 31 of each year. In each repurchase offer, the Fund may offer to repurchase its Shares at their NAV as determined as of approximately March 31, June 30, September 30 and December 31, of each year, as applicable (each, a “Valuation Date”). Each repurchase offer ordinarily will be limited to the repurchase of approximately 25% of the Shares outstanding, but if the value of Shares tendered for repurchase exceeds the value the Fund intended to repurchase, the Fund may determine to repurchase less than the full number of Shares tendered. In such event, Shareholders will have their Shares repurchased on a pro rata basis, and tendering Shareholders will not have all of their tendered Shares repurchased by the Fund. Shareholders tendering Shares for repurchase will be asked to give written notice of their intent to do so by the date specified in the notice describing the terms of the applicable repurchase offer, which date will be approximately 95 days prior to the date of repurchase by the Fund.

Transactions in capital shares during the period, and the shares outstanding and the net asset value (“NAV”) per share as of November 30, 2013, for each class and series of shares are as follows:

		Share
	Beginning	Transfers/	Shares	Shares	Ending
	Shares	Conversions	Issued	Redeemed	Shares

Class A	-	-	20,049,554.46	-	20,049,554.46

				Ending
	Amounts	Amounts	Ending	NAV
	Issued	Redeemed	Net Assets	Per Share

Class A	$20,055,000	$-	$20,544,723	$1.02

12

INFINITY CORE ALTERNATIVE FUND

(a Maryland Statutory Trust)

Notes to Financial Statements – November 30, 2013 (continued)

7. TRANSFER IN-KIND

On October 1, 2013, the Fund received an in-kind transfer of securities and cash from the account of an advisory client managed by the Sub-Adviser. The transfer was non-taxable, whereby the Fund issued ownership amounts in the Fund equal to the fair value of the securities and cash received. The investment portfolio of the securities transferred had a fair value of $6,500,000 and the cash transferred had a fair value of $190,000. For financial reporting purposes, assets received and ownership amounts in the Fund were recorded at fair value.

8. INDEMNIFICATION

In the normal course of business, the Fund enters into contracts that provide general indemnifications.  The Fund’s maximum exposure under these agreements is dependent on future claims that may be made against the Fund, and therefore cannot be established; however, the Fund expects the risk of loss from such claims to be remote.

9. SUBSEQUENT EVENTS

Effective December 20, 2013, the Fund registered with the SEC, under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

Effective January 1, 2014, the Fund has elected to be treated and qualify as a regulated investment company (a “RIC”) for federal income tax purposes. As a partnership or a RIC, the Fund will generally not be subject to federal corporate income tax, provided that when it is a RIC, it distributes out all of its income and gains each year.

From December 1, 2013 through April 14, 2014, the Fund accepted additional contributions of approximately $2,698,000.

Effective February 26, 2014, the Fund’s private offering pursuant to the exemptions provided by Rule 506 under Section 4(2) of the Securities Act of 1933, as amended, was terminated.

Management has evaluated the impact of all subsequent events on the Fund and has determined that, other than the events noted above, there were no subsequent events that require disclosure in the financial statements.

13

PART C:

OTHER INFORMATION

Infinity Core Alternative Fund (the “Registrant”)

Item 25. Financial Statements and Exhibits

(1)	Financial Statements are included as Appendix B to the Statement of Additional Information filed herewith.

(2)	Exhibits

(a)(1)	Agreement and Declaration of Trust dated August 15, 2013 is incorporated by reference to Exhibit 2(a)(1) to Registrant’s Registration Statement on Form N-2 (Reg. No. 811-22923) as previously filed on December 20, 2013.

(a)(2)	Certificate of Trust dated August 15, 2013 is incorporated by reference to Exhibit 2(a)(2) to Registrant’s Registration Statement on Form N-2 (Reg. No. 811-22923) as previously filed on December 20, 2013.

(b)	By-Laws dated August 15, 2013 are incorporated by reference to Exhibit 2(b) to Registrant’s Registration Statement on Form N-2 (Reg. No. 811-22923) as previously filed on December 20, 2013.

(c)	Not applicable.

(d)	Refer to Exhibits (a)(1), (b).

(e)	Not applicable.

(f)	Not applicable.

(g)(1)	Investment Management Agreement between Infinity Core Alternative Fund and Vivaldi Asset Management, LLC dated August 16, 2013 is incorporated by reference to Exhibit 2(g)(1) to Registrant’s Registration Statement on Form N-2 (Reg. No. 811-22923) as previously filed on March 3, 2014.

(g)(2)	Investment Sub-Advisory Agreement by and among Infinity Core Alternative Fund, Vivaldi Asset Management, LLC and Infinity Capital Advisors, LLC dated August 16, 2013 is incorporated by reference to Exhibit 2(g)(2) to Registrant’s Registration Statement on Form N-2 (Reg. No. 811-22923) as previously filed on March 3, 2014.

(h)	Form of Distribution Agreement is incorporated by reference to Exhibit 2(h) to Registrant’s Registration Statement on Form N-2 (Reg. No. 811-22923) as previously filed on March 3, 2014.

(i)	Not applicable.

(j)	Form of Custody Agreement dated August 16, 2013 is incorporated by reference to Exhibit 2(j) to Registrant’s Registration Statement on Form N-2 (Reg. No. 811-22923) as previously filed on December 20, 2013.

(k)(1)	Form of Administration, Fund Accounting and Recordkeeping Agreement dated August 16, 2013 is incorporated by reference to Exhibit 2(k)(1) to Registrant’s Registration Statement on Form N-2 (Reg. No. 811-22923) as previously filed on December 20, 2013.

(k)(2)	Form of Escrow Agreement dated August 16, 2013 is incorporated by reference to Exhibit 2(k)(2) to Registrant’s Registration Statement on Form N-2 (Reg. No. 811-22923) as previously filed on December 20, 2013.

(k)(3)	Platform Management Agreement dated August 16, 2013 is incorporated by reference to Exhibit 2(k)(3) to Registrant’s Registration Statement on Form N-2 (Reg. No. 811-22923) as previously filed on March 3, 2014.

(k)(4)	Expense Limitation and Reimbursement Agreement dated August 16, 2013 is incorporated by reference to Exhibit 2(k)(4) to Registrant’s Registration Statement on Form N-2 (Reg. No. 811-22923) as previously filed on March 3, 2014.

(k)(5)	Form of Joint Insured Bond Agreement is incorporated by reference to Exhibit 2(k)(6) to Registrant’s Registration Statement on Form N-2 (Reg. No. 811-22923) as previously filed on December 20, 2013.

(k)(6)	Form of Joint Liability Insurance Agreement is incorporated by reference to Exhibit 2(k)(7) to Registrant’s Registration Statement on Form N-2 (Reg. No. 811-22923) as previously filed on December 20, 2013.

(k)(7)	Powers of Attorney are incorporated by reference to Exhibit 2(k)(7) to Registrant’s Registration Statement on Form N-2 (Reg. No. 811-22923) as previously filed on March 3, 2014.

(l)(1)	Consent of Drinker Biddle & Reath LLP is filed herewith.

(l)(2)	Opinion of Drinker Biddle & Reath LLP is filed herewith.

(m)	Not applicable.

(n)	Consent of Independent Registered Public Accounting Firm is filed herewith.

(o)	Not applicable.

(p)	Form of Subscription Agreement is filed herewith.

(q)	Not applicable.

(r)(1)	Code of Ethics of Registrant is incorporated by reference to Exhibit (r)(1) to Registrant’s Registration Statement on Form N-2 (Reg. No. 811-22923) as previously filed on December 20, 2013.

(r)(2)	Code of Ethics of Vivaldi Asset Management, LLC is incorporated by reference to Exhibit (r)(2) to Registrant’s Registration Statement on Form N-2 (Reg. No. 811-22923) as previously filed on December 20, 2013.

(r)(3)	Code of Ethics of Infinity Capital Advisors, LLC is incorporated by reference to Exhibit (r)(3) to Registrant’s Registration Statement on Form N-2 (Reg. No. 811-22923) as previously filed on December 20, 2013.

Item 26. Marketing Arrangements

Please refer to Exhibit 2(h), the Distribution Agreement, which was previously filed as Exhibit 2(h) to the Registrant’s Registration Statement on Form N-2 (Reg. No. 811-22923) on March 3, 2014.

Item 27. Other Expenses of Issuance and Distribution of Securities Being Registered

All figures are estimates:

Registration fees	$32,200
Legal fees	$100,000
Printing fees	$2,000
Blue Sky fees	$26,000
Transfer Agent fees	$38,000
Total	$198,200

Item 28. Persons Controlled by or Under Common Control With Registrant

The Board of Trustees of the Registrant is identical to the board of trustees and/or board of managers of certain other funds. Nonetheless, the Registrant takes the position that it is not under common control with the other funds since the power residing in the respective boards arises as a result of an official position with the respective funds.

Item 29. Number of Holders of Securities

Title of Class	Number of Shareholders*
Shares	24

*	As of March 31, 2014.

Item 30. Indemnification

Sections 8.1-8.4 of Article VIII of the Registrant’s Agreement and Declaration of Trust states:

Section 8.1	Limitation of Liability. Neither a Trustee nor an officer of the Trust, when acting in such capacity, shall be personally liable to any person other than the Trust or a beneficial owner for any act, omission or obligation of the Trust, any Trustee or any officer of the Trust. Neither a Trustee nor an officer of the Trust shall be liable for any act or omission in his capacity as Trustee or as an officer of the Trust, or for any act or omission of any other officer or any employee of the Trust or of any other person or party, provided that nothing contained herein or in the Act shall protect any Trustee or officer against any liability to the Trust or to Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee or the duties of such officer hereunder.

Section 8.2	Indemnification. The Trust shall indemnify each of its Trustees and officers and persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor, or otherwise, and may indemnify any trustee, director or officer of a predecessor organization (each a “Covered Person”), against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and expenses including reasonable accountants’ and counsel fees) reasonably incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which he may be involved or with which he may be threatened, while as a Covered Person or thereafter, by reason of being or having been such a Covered Person, except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of bad faith, willful misfeasance, gross negligence or reckless disregard of his duties involved in the conduct of such Covered Person’s office (such willful misfeasance, bad faith, gross negligence or reckless disregard being referred to herein as “Disabling Conduct”). Expenses, including accountants’ and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of (a) an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article VIII and (b) either (i) such Covered Person provides security for such undertaking, (ii) the Trust is insured against losses arising by reason of such payment, or (iii) a majority of a quorum of disinterested, non-party Trustees, or independent legal counsel in a written opinion, determines, based on a review of readily available facts, that there is reason to believe that such Covered Person ultimately will be found entitled to indemnification.

Section 8.3	Indemnification Determinations. Indemnification of a Covered Person pursuant to Section 8.2 shall be made if (a) the court or body before whom the proceeding is brought determines, in a final decision on the merits, that such Covered Person was not liable by reason of Disabling Conduct or (b) in the absence of such a determination, a majority of a quorum of disinterested, non-party Trustees or independent legal counsel in a written opinion make a reasonable determination, based upon a review of the facts, that such Covered Person was not liable by reason of Disabling Conduct.

Section 8.4	Indemnification Not Exclusive. The right of indemnification provided by this Article VIII shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VIII, “Covered Person” shall include such person’s heirs, executors and administrators, and a “disinterested, non-party Trustee” is a Trustee who is neither an Interested Person of the Trust nor a party to the proceeding in question.

Additionally, the Registrant’s various agreements with its service providers contain indemnification provisions.

Item 31. Business and Other Connections of Investment Adviser

Information as to the directors and officers of the Registrant’s investment adviser, Vivaldi Asset Management, LLC (the “Investment Manager”), together with information as to any other business, profession, vocation, or employment of a substantial nature in which the Investment Manager, and each director, executive officer, managing member or partner of the Investment Manager, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, managing member, partner or trustee, is included in its Form ADV as filed with the Securities and Exchange Commission (File No. 801-78504), and is incorporated herein by reference.

Information as to the directors and officers of the Registrant’s investment sub-adviser, Infinity Capital Advisors, LLC (the “Sub-Adviser”), together with information as to any other business, profession, vocation, or employment of a substantial nature in which the Sub-Adviser, and each director, executive officer, managing member or partner of the Sub-Adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, managing member, partner or trustee, is included in its Form ADV as filed with the Securities and Exchange Commission (File No. 801-73090), and is incorporated herein by reference.

Item 32. Location of Accounts and Records

All accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained at the offices of (1) the Registrant’s Platform Manager, (2) the Registrant’s Administrator, (3) the Investment Manager, (4) the Sub-Adviser, and/or (5) the Registrant’s counsel. The address of each is as follows:

1.	Registered Fund Solutions, LLC

125 Maiden Lane

New York, NY 10038

2.	J.D. Clark & Co.

803 West Michigan Street

Milwaukee, WI 53233

3.	Vivaldi Asset Management, LLC

1622 Willow Road – Suite 101

Northfield, IL 60093

4.	Infinity Capital Advisors, LLC

1355 Peachtree Street

Suite 750 – South Tower

Atlanta, GA 30309

5.	Drinker Biddle & Reath LLP

One Logan Square, Ste. 2000

Philadelphia, PA 19103

Item 33. Management Services

Not applicable.

Item 34. Undertakings

1.	Not applicable.

2.	Not applicable.

3.	Not applicable.

4. The Registrant undertakes:

a.               To file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement: (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended (the “1933 Act”); (ii) to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

b.               That, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

c.               To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

d.               That, for the purpose of determining liability under the 1933 Act to any purchaser, if the Registrant is subject to Rule 430C: Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the 1933 Act as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the 1933 Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

e.               That for the purpose of determining liability of the Registrant under the 1933 Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser: (i) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the 1933 Act; (ii) the portion of any advertisement pursuant to Rule 482 under the 1933 Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and (iii) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

5.               Not applicable.

6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, an Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Northfield in the State of Illinois on the 15th day of April, 2014.

Infinity Core Alternative Fund

By:	/s/ Michael Peck
Name: Michael Peck
Title: President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

* David G. Lee	Trustee	April 15, 2014
David G. Lee

* Robert Seyferth	Trustee	April 15, 2014
Robert Seyferth

* Victor Fontana	Trustee	April 15, 2014
Victor Fontana

/s/ Michael Peck	President	April 15, 2014
Michael Peck

/s/ Randal Golden	Treasurer	April 15, 2014
Randal Golden

* By:	/s/ Michael Peck
Michael Peck
Attorney-In-Fact (pursuant to
Power of Attorney)

Exhibit Index

(l)(1)	Consent of Drinker Biddle & Reath LLP

(l)(2)	Opinion of Drinker Biddle & Reath LLP

(n)	Consent of Independent Registered Public Accounting Firm

(p)	Form of Subscription Agreement